SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of
                  the Securities Exchange Act of 1934

                          (Amendment No.   )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

     [   ] Preliminary Proxy Statement
     [   ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
     [ X ] Definitive Proxy Statement
     [   ] Definitive Additional Materials
     [   ] Soliciting Material Pursuant to Section 240.11(c) or Section
240.14a-12


                     BANYAN STRATEGIC REALTY TRUST
------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
     [ X ] No fee required.
     [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
and 0-11.
           1) Title of each class of securities to which transaction applies:
                     Shares of Beneficial Interest

           2) Aggregate number of securities to which transaction applies:


           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

           4)    Proposed maximum aggregate value of transaction:

           5)    Total fee paid:

                 [  ] Fee paid previously with preliminary materials.
                 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)    Amount Previously Paid:
                 ...........................................

           2)    Form, Schedule or Registration Statement No.:
                 ...........................................

           3)    Filing Party:
                 ...........................................

           4)    Date Filed:
                 ...........................................

                     Banyan Strategic Realty Trust
                        150 South Wacker Drive
                              Suite 2900
                       Chicago, Illinois  60606


      This Proxy is solicited on behalf of the Board of Trustees


     The undersigned hereby appoints Leonard G. Levine and Robert G. Higgins, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the Common Shares of Beneficial Interest of Banyan Strategic Realty Trust (the "Trust") held of record by the undersigned on June 12, 1998, at the Annual Meeting of Shareholders when convened on July 23, 1998, or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN. In the event that any other matter may properly come before the Annual Meeting, or any adjournment thereof, the Proxies are authorized, in their discretion, to vote on the matter.



                    Continued on the reverse side.

                              PROXY CARD

[ X ]Please mark your
     votes as in this
     example

1. Elect three individuals to serve as independent trustees until the next annual meeting of Shareholders or otherwise as provided in the Declaration.

      Nominees:
         Walter E. Auch, Sr.
         Norman M. Gold
         Marvin A. Sotoloff
                                       FOR   AGAINST    ABSTAIN
                                       [  ]    [  ]      [  ]

2.   Concur in the selection of Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending December 31,
1998.
                                       FOR   AGAINST    ABSTAIN
                                       [  ]    [  ]      [  ]

3. Delete certain provisions of the Declaration requiring reservation of board seats for an "Advisor" and change the designation of "Class A Trustees" to "Independent Trustees."
                                       FOR   AGAINST    ABSTAIN
                                       [  ]    [  ]      [  ]

4.   Amend certain provisions of the Declaration
     requiring the Trustees to consider terminating the
     Trust by March 14, 2001.
                                       FOR   AGAINST    ABSTAIN
                                       [  ]     [  ]     [  ]

5.   Authorize the issuance of preferred shares.
                                       FOR   AGAINST    ABSTAIN
                                       [  ]     [  ]     [  ]

6.   Increase compensation payable to independent Trustees.
                                       FOR   AGAINST    ABSTAIN
                                       [  ]     [  ]     [  ]

7.   Modify the liability and indemnification provisions of the
Declaration applicable to the Trust's Trustees, officers, employees and agents.
                                       FOR   AGAINST    ABSTAIN
                                       [  ]     [  ]     [  ]

8. Approve the issuance of Common Shares issuable upon conversion of preferred shares and loans.
                                       FOR   AGAINST    ABSTAIN
                                       [  ]     [  ]     [  ]

9.   Delete certain provisions of the Declaration relating to the incurrence of indebtedness.
                                       FOR   AGAINST    ABSTAIN
                                       [  ]     [  ]     [  ]



SIGNATURE(S) ______________________________________DATE _______________

NOTE:Sign exactly as name appears at left. If joint tenant, both should sign. If attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, please sign corporate name by president or authorized officer. If partnership, sign in full partnership name by authorized person.

                     BANYAN STRATEGIC REALTY TRUST
                  150 South Wacker Drive, Suite 2900
                       Chicago, Illinois  60606
                            (312) 683-3671

               ________________________________________

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

               ________________________________________


To the Shareholders of Banyan Strategic Realty Trust:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting" or the "Meeting") of Banyan Strategic Realty Trust, a Massachusetts business trust (the "Trust"), will be convened at the Metropolitan Club, 233 South Wacker Drive, Chicago, Illinois 60606 on July 23, 1998, at 10:00 a.m. central time (the "Meeting Date"). All Shareholders of the Trust (the "Shareholders") are entitled to attend the Meeting. The Annual Meeting will be held for the purpose of considering and voting upon proposals to:

     1. Elect three individuals to serve as independent trustees until the next annual meeting of Shareholders or otherwise as provided in the Declaration;

     2. Concur in the selection of Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending December 31, 1998;

     3. Delete certain provisions of the Declaration requiring reservation of board seats for an "Advisor" and change the designation of "Class A Trustees" to "Independent Trustees";

     4. Amend certain provisions of the Declaration requiring the Trustees to consider terminating the Trust by March 14, 2001;

     5.    Authorize the issuance of preferred shares;

     6.    Increase compensation payable to Independent Trustees;

     7. Modify the liability and indemnification provisions of the Declaration applicable to the Trust's Trustees, officers, employees and agents;

     8. Approve the issuance of Common Shares upon conversion of preferred shares and loans; and

     9. Delete certain provisions of the Declaration relating to the incurrence of indebtedness.



     Only Shareholders of record at the close of business on June 12, 1998 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof (the "Eligible Holders"). A complete list of Eligible Holders will be available for inspection at the Trust's offices for at least ten days prior to the Meeting. Unless otherwise defined, defined terms in this Notice shall have the meaning ascribed to them in the Proxy Statement accompanying this Notice.

     A PROXY STATEMENT AND PROXY ARE ENCLOSED. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOU PROMPTLY FILL IN, SIGN, DATE AND MAIL THE PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED FOR YOU.


                            By order of the Board of Trustees:

                            /s/Robert G. Higgins
                            Robert G. Higgins
                            Vice President, General Counsel and Secretary


Chicago, Illinois

June 17, 1998




     The Trust's 1997 Annual Report is enclosed with this Notice and Proxy Statement.

                           [BSRT LETTERHEAD]



                            June 17, 1998


Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of Banyan Strategic Realty Trust (the "Trust") to be held at the Metropolitan Club, 233 South Wacker Drive, Chicago, Illinois 60606 on July 23, 1998, at 10:00 a.m. central time. At the meeting, you will be asked to consider and vote upon proposals to: (i) elect three individuals as independent trustees; (ii) concur in the selection of Ernst & Young LLP as the Trust's independent accountants; (iii) delete certain provisions of the Declaration of Trust requiring reservation of board seats for the "Advisor" and change the designation of "Class A Trustees" to "Independent Trustees"; (iv) amend certain provisions of the Declaration requiring the Trustees to consider terminating the Trust by March 14, 2001; (v) authorize the issuance of preferred shares; (vi) increase compensation payable to independent trustees; (vii) modify the liability and indemnification provisions of the Declaration of Trust for Trustees, officers, employees and agents; (viii) approve the issuance of common shares upon conversion of Series A Convertible Preferred Shares and the Convertible Loan; and (ix) delete certain provisions of the Declaration relating to the incurrence of indebtedness, all as more particularly described in the accompanying Proxy Statement.

     With respect to the proposal described in (i) above, the three individuals receiving the highest number of votes will be elected as independent trustees. Approval of the proposal described in (ii) and
(viii) above requires the affirmative vote of a majority of the shares of beneficial interest present in person or represented by proxy and eligible to vote at the annual meeting, a quorum being present. Approval of the proposals described in (iii), (iv), (vi), (vii) and (ix) above requires the affirmative vote of a majority of the Trust's outstanding Common Shares. Approval of the proposal described in (v) above requires the affirmative vote of two-thirds of the Trust's outstanding Common Shares. Accordingly, whether or not you plan to attend the meeting, please complete, sign and date the accompanying proxy and return it in the enclosed prepaid envelope.

You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the meeting. If you attend, you may vote in person, even if you have previously returned your proxy. Your prompt cooperation will be greatly appreciated. This solicitation is authorized by and is made on behalf of the Trust's board of trustees.

                                 Sincerely,

                                 BANYAN STRATEGIC REALTY TRUST


                                 /s/Leonard G. Levine
                                 Leonard G. Levine
                                 President

          --------------------------------------------------

                            PROXY STATEMENT
                                  FOR
                   ANNUAL MEETING OF SHAREHOLDERS OF
                     BANYAN STRATEGIC REALTY TRUST
                             July 23, 1998

          --------------------------------------------------

     This proxy statement is furnished to the holders of shares (the "Shareholders") of beneficial interest, no par value (the "Common Shares") of Banyan Strategic Realty Trust, a Massachusetts business trust (the "Trust"), in connection with the solicitation of proxies by the Trust's board of trustees (the "Trustees" or the "Board") for use at the annual meeting of Shareholders to be held on July 23, 1998 (the "Annual Meeting").

The Annual Meeting will be convened at approximately 10:00 a.m. central time. Any adjournment or postponement thereof will be announced at the meeting. This Proxy Statement, the enclosed notice and proxy were first sent or given to Shareholders on or about June 17, 1998. Shareholders who wish to attend the Annual Meeting should contact the Trust at (312) 683-3671 to make arrangements.

     The Trust will pay all costs associated with soliciting proxies, including the cost of preparing, printing and mailing this Proxy Statement.

In addition to the use of the mails, proxies may be solicited by the Trustees and the Trust's officers and employees. None of these individuals will receive additional compensation for doing so, but they may be reimbursed for out-of-pocket expenses associated with the solicitation. We will also make arrangements with brokerage houses, banks and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Common Shares held of record by those persons.

The Trust may reimburse these custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in forwarding the material. The Trust has engaged Chase Mellon Shareholder Services to assist in soliciting proxies for the Annual Meeting at a fee payable by the Trust of $7,500, plus out-of-pocket expenses.

     Only Common Shares represented by properly executed proxies in the accompanying form received by the Board prior to the Annual Meeting will be voted at the Annual Meeting. If a Shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares represented by that proxy will be voted as specified. If a Shareholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal referred to therein, the Common Shares represented by that proxy will be voted with respect to that proposal in accordance with the
recommendations of the Board described herein.   A Shareholder who signs
and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the Trust before the proxy is voted at the Annual Meeting; (ii) executing and delivering a later-dated proxy before the proxy is voted at the Annual Meeting; or (iii) attending the Annual Meeting and voting the Common Shares in person.

     The close of business on June 12, 1998 has been fixed as the date for determining Shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). On the Record Date, the Trust had 13,300,789 Common Shares outstanding, each of which entitles the holder thereof to one vote per Share. Trustees and officers of the Trust own approximately 4.7% of these Common Shares and intend to vote in favor of each of the proposals. Only Shareholders of record as of the Record Date will be entitled to vote at the meeting. The presence of a majority of the outstanding Common Shares represented in person or by proxy at the Annual Meeting will constitute a quorum. Abstentions and broker non-votes will be treated as Common Shares that are present for the purpose of determining whether a quorum exists and will have the effect of a vote against Proposals Number Three through Seven and Proposal Number Nine since these proposals require approval of at least a majority of the Common Shares to pass (two-thirds in the case of Proposal Number Five). With respect to Proposals Number Two and Eight, abstentions and broker non-votes will have no effect since both proposals merely require approval of a majority of the Common Shares cast in person or by proxy. With respect to Proposal Number One, the three nominees receiving the highest vote totals will be elected as trustees.

     The mailing address of the principal executive offices of the Trust is 150 South Wacker Drive, Suite 2900, Chicago, Illinois 60606. The Common Shares are included for quotation on The Nasdaq Stock Market ("Nasdaq") under the symbol "BSRTS". On June 12, 1998, the last reported sales price of the Common Shares as reported by Nasdaq was $6.62 per Share.


     THE DATE OF THIS PROXY STATEMENT IS JUNE 17, 1998.

     SHAREHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR INCORPORATED BY REFERENCE. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION MADE BY THIS PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS NOT BEEN ANY CHANGE IN THE FACTS SET FORTH EITHER IN THIS PROXY STATEMENT OR IN THE TRUST'S AFFAIRS SINCE THE DATE HEREOF. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH THE SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING THE SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE A SOLICITATION.


                         AVAILABLE INFORMATION

     The Trust files reports, proxy materials and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy materials and other information concerning the Trust can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; The Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511, and at Seven World Trade Center, Suite 1300, New York, New York 10048. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington, D.C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The Common Shares are included for quotation on Nasdaq and copies of reports and other material concerning the Trust can be inspected at the offices of the National Association of Securities Dealers, Inc. at 1801 K Street, N.W., 8th Floor, Washington, D.C. 20006.

                                SUMMARY


     The following summary is qualified in its entirety by, and should be read in conjunction with, the more detailed information appearing elsewhere in this Proxy Statement. Unless the context otherwise requires, all references in this Proxy Statement to the "Trust" refer to Banyan Strategic Realty Trust, and its subsidiaries. Unless defined herein, all defined terms shall have the meaning as ascribed to them in the Trust's Amended and Restated Declaration of Trust, as amended (the "Declaration").


    MATTERS TO BE CONSIDERED BY SHAREHOLDERS AT THE ANNUAL MEETING

     The Annual Meeting of Shareholders of the Trust will be held for the purpose of considering and voting upon proposals to:

     1. Elect three individuals to serve as independent trustees until the next annual meeting of Shareholders or otherwise as provided in the Declaration;

     2. Concur in the selection of Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending December 31, 1998;

     3. Delete certain provisions of the Declaration requiring reservation of board seats for an "Advisor" and change the designation of "Class A Trustees" to "Independent Trustees";

     4. Amend certain provisions of the Declaration requiring the Trustees to consider terminating the Trust by March 14, 2001;

     5.    Authorize the issuance of preferred shares;

     6.    Increase compensation payable to independent trustees;

     7. Modify the liability and indemnification provisions of the Declaration applicable to the Trust's Trustees, officers, employees and agents;

     8. Approve the issuance of Common Shares upon conversion of preferred shares and loans; and

     9. Delete certain provisions of the Declaration relating to the incurrence of indebtedness.




     Only Shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

SPECIAL NOTE ON FORWARD-LOOKING STATEMENTS

     Certain statements in this Proxy Statement that are not historical facts constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Discussions containing such forward-looking statements may be herein in the material set forth under "Matters to be Considered by Shareholders" as well as within the Proxy Statement generally. In addition, when used in the Proxy Statement, the words "believes," "intends," "anticipates," "expects" and similar expressions are intended to identify forward-looking statements. These statements are subject to a number of risks and uncertainties, including, among others, general real estate investment risks, lack of operating history associated with recent acquisitions, potential inability to repay or refinance indebtedness at maturity, increases in interest rates, competition for property acquisitions, adverse consequences of failure to qualify as a REIT and possible environmental liabilities. Actual results could differ materially from those projected in the forward-looking statements as a result of the factors set forth in the Proxy Statement generally and in the Trust's annual report on Form 10-K/A under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations - Factors Affecting the Trust's Business Plan."

OVERVIEW

     In addition to electing nominees to serve as "Independent Trustees" and seeking the concurrence of the Shareholders in the selection of Ernst & Young LLP, the Trustees have approved, and are seeking Shareholder approval of, proposals to amend various provisions of the Declaration. These amendments, if approved by the Shareholders, would: (i) delete provisions in the Declaration reserving board seats for an "Advisor"; (ii) amend certain provisions of the Declaration requiring the Trustees to consider terminating the Trust by March 14, 2001; (iii) permit the Trust to pay individuals serving as "Independent Trustees" an annual retainer of $20,000 per year plus per meeting fees of $1,000 for each board meeting attended in person and $500 per hour for each meeting held via telephonic conference call; and (iv) permit the Trust to issue preferred stock on such rights, preferences and designations as determined by the Trust's Board of Trustees (the "Board").

     .     As described below, the Trust has agreed, subject to approval of the Shareholders, to issue up to 200,000 shares of Series A Convertible Preferred Shares upon conversion of a convertible term loan made to the Trust by a group of investors. See "Proposal Number Five" below. Adoption of this proposal may render it more difficult to effectuate or may discourage a merger, tender offer or proxy contest even if such an event would be favorable to and in the best interests of Shareholders. A copy of the Declaration reflecting the proposed additions and deletions is attached to this Proxy Statement as Annex A.

     .     If proposal number four is approved, the Board will no longer be under an express obligation to consider terminating the Trust in March 2001. Approval of the proposal will have the effect of removing any limitation on the duration of the Trust. Further, shareholders are advised that adoption of the amendment will also eliminate any right of action they may have had based on a breach of the Declaration in the event that the Board had failed to consider terminating the Trust in March 2001.

PROPOSAL NUMBER ONE:  ELECTION OF TRUSTEES

     Three individuals will be elected at the Annual Meeting to serve as "Independent Trustees" until the next annual meeting of the Shareholders or otherwise as provided in the Declaration. Unless instructions to the contrary are given, the persons named as proxy voters in the accompanying proxy, or their substitutes, will vote for the following nominees with respect to all proxies received by the Trust. If any nominee should become unavailable for any reason, the votes will be cast for a substitute nominee designated by the Board. The Trustees have no reason to believe that any of the nominees named below will be unable to serve if elected.

     The nominees for election to the Board are as follows:

     WALTER E. AUCH, SR. Trustee since 1986, age 76. Prior to retiring, Mr. Auch was the Chairman and Chief Executive Officer of the Chicago Board of Options Exchange from 1979 to 1986. Prior to that time, Mr. Auch was Executive Vice President, Director and a member of the executive committee of PaineWebber. Mr. Auch is a Director of Pimco Advisors L. P., Geotek Communications, Inc., Smith Barney Concert Series Funds, Smith Barney Trak Fund, The Crimson Partners Funds and Nicholas Applegate Funds and is a Trustee of Hillsdale College and the Arizona Heart Institute. Mr. Auch is also a Director of Semele Group, Inc. (f/k/a Banyan Strategic Land Fund II) and Legend Properties, Inc. (f/k/a Banyan Mortgage Investment Fund).

     NORMAN M. GOLD. Trustee since 1986, age 67. Mr. Gold is a partner in the law firm of Altheimer & Gray and has practiced law for over forty years, specializing in tax, corporate and real estate law. Mr. Gold is also a Trustee of New Plan Realty Trust. He is a Certified Public Accountant and member of the Chicago and American Bar Associations.

     MARVIN A. SOTOLOFF. Trustee since 1986, age 54. Mr. Sotoloff is the Chief Executive Officer and Chairman of the Board of Equity Resources, Inc. (f/k/a The Palmer Group Ltd.), a company engaged in real estate brokerage, development and property management, concentrating on commercial real estate. Prior to joining Equity Resources, Mr. Sotoloff was regional vice president of Premisys Real Estate Services, Inc., a subsidiary of the Prudential Realty Group. A licensed real estate broker, Mr. Sotoloff is a past president of the Chicago Office Leasing Brokers Association. He is also an attorney and a member of the Illinois and Pennsylvania Bar Associations.

     The Board is required to meet at least four times per year, either in person or by telephonic conference. The Board met twenty-one times during calendar year 1997, including one time to perform its function as an audit committee. The Trustees have not established any nominating, compensation or other committees or other groups performing similar functions. The Board, as a whole, acts as an "Audit Committee." For information regarding the management of the Trust and the compensation paid to its principal executive officers, see "Management" below.

     RECOMMENDATION OF THE BOARD: The Board hereby recommends and nominates Messrs. Auch, Gold and Sotoloff for election as "Independent Trustees" of the Trust by the Shareholders at the Annual Meeting to serve until the next annual meeting of Shareholders or as otherwise provided in the Declaration.

     VOTE REQUIRED: The three nominees receiving the highest vote totals will be elected as "Independent Trustees" of the Trust.

PROPOSAL NUMBER TWO:  SELECTION OF INDEPENDENT ACCOUNTANT

     The Trust's financial statements, including those for the fiscal year ended December 31, 1997, are included in the Annual Report furnished to all Shareholders and included with this Proxy Statement. The year-end statements have been audited by the independent firm of Ernst & Young LLP which has served as the Trust's independent accountants since the fiscal year ended December 31, 1989. The Board believes that Ernst & Young LLP is knowledgeable about the Trust's operations and accounting practices and is well qualified to act in the capacity of independent accountants. Therefore, the Board has selected Ernst & Young LLP as the Trust's independent accountants to examine its financial statements for the fiscal year ending December 31, 1998. Although this selection does not require Shareholder approval, the Board believes it is desirable to obtain the concurrence of the Shareholders to this selection. Due to the difficulty and expense involved in retaining another independent firm on short notice, the Board does not contemplate appointing another firm to act as the Trust's independent accountants for fiscal year 1998 if the Shareholders do not concur in the appointment of Ernst & Young LLP. Instead, the Board will consider the vote as advice in making their selection for the following year.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from Shareholders.

     RECOMMENDATION OF THE BOARD: That the Shareholders concur in the following resolution which will be presented for a vote of the Shareholders at the Annual Meeting:

           RESOLVED, that the Shareholders concur in the appointment of Ernst & Young LLP to serve as the Trust's independent accountants for the fiscal year ending December 31, 1998.

     VOTE REQUIRED: The affirmative vote of a majority of the votes cast by the Shareholders present in person or by proxy and eligible to vote at the Annual Meeting, a quorum being present, is required to adopt the foregoing resolution.

PROPOSAL NUMBER THREE:DELETE CERTAIN PROVISIONS OF THE DECLARATION REQUIRING RESERVATION OF BOARD SEATS FOR THE ADVISOR AND CHANGE THE DESIGNATION OF "CLASS A TRUSTEES" TO "INDEPENDENT TRUSTEES."

     The Declaration permits the Board to engage a third party as an "Advisor" and contemplates a Board comprised of "Class A Trustees" (essentially independent, unaffiliated individuals) and "Class B Trustees" (essentially individuals affiliated with the "Advisor"). The Trust was formed in 1986, principally to make loans to affiliates of VMS Realty Partners (the "VMS Affiliates") and engaged VMS Realty Partners ("VMS") as the "Advisor" to manage its business. In early 1990, the VMS Affiliates defaulted on loans made by the Trust. As a result of these defaults, the Trust subsequently terminated its advisory relationship with VMS and all of the Class B Trustees resigned. In addition, the Board established and implemented a plan to preserve and protect the Trust's assets. As a result of this plan, the Trust took title to substantially all of the properties securing loans which it had made to the VMS Affiliates. The Board subsequently authorized reinvestment of the proceeds generated from the sale of these assets into new real estate assets. As part of the plan, the

     Board decided not to engage a new advisor, but instead hired its own team of professionals to oversee management of the Trust and engaged Banyan Management Corp. to provide ministerial services. The vacancies created by resignation of the Class B Trustees were not filled since the express language of the Declaration states that only individuals affiliated or associated with VMS or a successor "Advisor" may fill these seats. Thus, the Board has been comprised of three "Class A Trustees" (essentially "Independent Trustees") since the Class B Trustees resigned.

     The Board believes that management of the Trust is better accomplished in a "self-managed" structure and has decided not to engage a third party to perform the functions of an "Advisor." The Board's conclusion is based on the fact that most of the REITs which have been formed in the last five years are self-managed (as opposed to being managed by a third party advisor) which the Board believes is less expensive since advisory arrangements usually contemplate the advisor making a "profit" for rendering the services as opposed to providing the services at cost.

     Although the Board may decide to engage a third party at a future date to provide management functions, the Board does not believe that Board seats should be specifically reserved for an "Advisor." Instead, the Trustees desire the option of slating individuals who would be either "Independent Trustees" or members of management should the Board be increased in size. As a result, the Board is seeking to amend the Declaration to delete provisions requiring "Class B Trustees" and to substitute the word "Independent" in lieu of "Class A" throughout the Declaration where applicable since it would no longer be necessary to distinguish between Class A or Class B Trustees. Instead, the distinction would be between Independent Trustees and Trustees who are not Independent.

Further, the definition of an "Independent Trustee" would be revised to mirror the definition of an "independent director" contained in Rule 4460(c) of the Nasdaq Stock Market. Thus, in order to be classified as "independent," an individual could not be an officer of the Trust and could not have any other relationship with the Trust that in the Board's opinion would interfere with the individual's ability to exercise independent judgment.

     RECOMMENDATION OF THE BOARD:  The Board recommends that the
Shareholders approve of and adopt the following resolutions which will be presented for a vote of the Shareholders at the Annual Meeting:

           RESOLVED, that Article III, Sections 3.1 through 3.5 of the Declaration be and hereby are amended in the manner necessary to delete any requirement that the Board be comprised, in part, of "Class B
Trustees";

           FURTHER RESOLVED, that Article V, Sections 5.1, 5.4 and
5.5 of the Declaration be and hereby are amended in the manner necessary to provide that the Trust may, but shall not be obligated to, engage an Advisor;

           FURTHER RESOLVED, that "Independent" be and hereby is substituted for "Class A" wherever "Class A" appears in the Declaration;

           FURTHER RESOLVED, that the definitions of "Class A
Trustees" and "Class B Trustees" shall be deleted in their entirety;

           FURTHER RESOLVED, that Article I, Section 1.5 of the
Declaration be, and hereby is, amended to add the following definition:

                 "Independent Trustee" shall mean a person other than an officer or employee of the Trust or its subsidiaries or any other individual having a relationship which, in the opinion of the Board of Trustees, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Trustee.

           FURTHER RESOLVED, that the definition of "Trustee" contained in Article I, Section 1.5 shall be deleted in its entirety and replaced by the following:

                 "Trustees" as of any particular time, means the individuals holding office under this Declaration at such time, whether they be the Trustees named herein or additional or successor Trustees.

     VOTE REQUIRED. The affirmative vote of a majority of the outstanding Common Shares is required to adopt the foregoing resolutions and to amend the Declaration to effect the intent of the resolutions.

     If the proposal is adopted, the Board will retain the power to engage an "Advisor" but will not be required to grant the "Advisor" board representation. Further, the term "Class A Trustees" will be deleted and replaced by the term "Independent Trustees."

PROPOSAL NUMBER FOUR: AMEND CERTAIN PROVISIONS OF THE DECLARATION REQUIRING THE TRUSTEES TO TERMINATE THE TRUST BY MARCH 14, 2001.

     Since the middle of 1993, the Trust has been making investments in newly acquired properties. To continue making new investments, the Trust requires additional capital. Management of the Trust has advised the Board that based on discussions with potential investors, the Trust's ability to raise additional capital on terms attractive to the Trust is hindered by the provision contained in Article IX, Section 9.1 of the Declaration.
This provision requires the Trustees to use reasonable efforts to terminate the Trust by March 14, 2001 subject to the absolute discretion of the Trustees to extend the termination date if they decide in good faith that extension is in the Shareholders' best interest. The Trust has also been advised by Peabody & Brown, opining on Massachusetts law, that a Massachusetts court would likely interpret this provision to give the Trustees fairly broad authority to determine a future termination date since in Peabody & Brown's opinion "[i]t is well settled under Massachusetts law that the authority and powers of the trustees of a Massachusetts business trust and the rights of the shareholders of the trust are governed by the declaration of the trust under which the trust is created."

      Management believes that the provision, even if broadly interpreted, creates ambiguity and uncertainty since it does not indicate how often this determination must be made after March 14, 2001, making it difficult for new investors to evaluate the type of returns that may be generated by an investment in the Trust. In management's view, since most REITs are perpetual life entities, this ambiguity likely results in the Trust incurring a higher cost of capital, measured by the returns paid to investors of the new capital, than it would in the absence of such a provision. Management believes that a higher cost of capital compared to the Trust's competitors may make it more difficult to acquire properties on a competitive basis, particularly if "cap rates" decrease, thus increasing acquisition prices. Management stated that in its view, the Trust's ability to attract new capital both now and in the future would be enhanced by eliminating the provision. Management added that additional equity capital would also likely increase the Trust's market capitalization and, hence, liquidity. By doing so, the Trust may then be able to utilize Common Shares in making property acquisitions, thus increasing the Trust's flexibility in negotiating acquisitions.

     Although the Board and management have discussed this issue previously, the Board has been reluctant to seek shareholder approval in the absence of a valid proposal from third parties to invest additional monies in the Trust making realization of a long-term growth strategy possible. The Board believes that the Financing Transaction (defined in Proposal Number Eight) provides this opportunity and also validates management's view that new investors would prefer to see the provision removed. In fact, the terms of the agreement governing the Convertible Loan (defined in Proposal Number Eight) require the Trust to seek approval of this proposal. Failure to approve the proposal does not, however, constitute an event of default under that agreement. The Board received a liquidation analysis in connection with evaluating the Financing Transaction. The Board also utilized this liquidation analysis in evaluating this proposal. The Board then recommended making a proposal to Shareholders to amend Section 9.1 and also directed management to continue seeking additional capital and making new investments even if the proposal is not adopted. IF THE PROPOSAL IS APPROVED, THE BOARD WILL NO LONGER HAVE AN EXPRESS OBLIGATION TO CONSIDER TERMINATING THE TRUST IN MARCH 2001. APPROVAL OF THE PROPOSAL WILL HAVE THE EFFECT OF REMOVING ANY LIMITATION ON THE DURATION OF THE TRUST. FURTHER, SHAREHOLDERS ARE ADVISED THAT ADOPTION OF THE AMENDMENT WILL ALSO ELIMINATE ANY RIGHT OF ACTION THEY MAY HAVE HAD BASED ON A BREACH OF THE DECLARATION IN THE EVENT THAT THE BOARD HAD FAILED TO CONSIDER TERMINATING THE TRUST IN MARCH 2001. In the Board's view, the ability to continue raising capital will likely affect its decision on whether to terminate the Trust in March 2001 if the proposal is not adopted. The Board decided not to make a present decision regarding termination in the event the proposal is not adopted.

     RECOMMENDATION OF THE BOARD:  The Board recommends that the
Shareholders approve of and adopt the following resolution which will be presented for a vote of the Shareholders at the Annual Meeting:

           RESOLVED, that Article IX, Section 9.1 of the Declaration be and hereby is amended by deleting Section 9.1 entirely and replacing it in its entirety with the following:

     9.1 DURATION AND TERMINATION OF TRUST. The duration of the Trust shall be perpetual unless a majority of the Trustees shall determine that the Trust should be terminated and liquidated. Any determination by the Trustees of the date upon which termination shall occur shall be reflected in a vote of or written instrument signed by a majority of all of the Trustees then in office, including a majority of the Independent Trustees; provided that the Trust shall be subject to termination at any time by the vote or consent of Shareholders holding or having the right to vote a majority of the outstanding Shares entitled to vote thereon.

           9.1.1 Upon the termination of the Trust:

                 a. the Trust shall carry on no business except for the purpose of winding up its affairs;

                 b. the Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Estate to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business (and provided that the Trustees may, if permitted by applicable law, and if they deem it to be in the best interest of the Shareholders, appoint a liquidating trustee or agent or other entity to perform one or more of the foregoing functions); and

                 c. after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, and after payment in full of the liquidation preferences to holders of any Preferred Shares as required under the applicable designations of Preferred Shares, the Trustees or any liquidating trust, agent or other entity appointed by them, shall distribute the remaining Trust Estate among the Shareholders, pro rata, according to the number of Shares held by each.

     If any plan for the termination of the Trust approved by Shareholders holding or having the right to vote two-thirds of the outstanding Shares and agreeable to a majority of the Trustees provides for actions of the Trustees other than as aforesaid, the Trustees shall have full authority to take all action as in their opinion is necessary or appropriate to implement such plan.

           9.1.2. After termination of the Trust and distribution to the Shareholders as provided herein or in any such plan so approved by the Shareholders, the Trustees shall execute and include among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder and the rights and interests of all Shareholders hereunder shall thereupon cease.

     VOTE REQUIRED. The affirmative vote of a majority of the outstanding Common Shares is required to adopt the foregoing resolution and to amend the Declaration to effect the intent of the resolution.


PROPOSAL NUMBER FIVE:  AUTHORIZE THE ISSUANCE OF PREFERRED SHARES.

     Under the Declaration, the Trust is authorized to issue an unlimited number of Common Shares, all of which must be of a single class, each with the same voting rights and preferences to distributions. The Declaration also grants the Trustees the authority to cause the Trust to borrow money on a secured or unsecured basis. The Declaration does not grant the Trustees the authority to cause the Trust to issue an additional class of equity securities which may grant the holders thereof preferential rights as compared to the holders of Common Shares. These preferences may include the right to elect certain board members or to receive distributions before the holders of Common Shares. The Trustees believe that the ability to issue and sell an additional class of equity securities with these preferential rights would enhance the Trust's ability to raise additional capital. In particular, the Board believes that the total returns (dividends plus market appreciation) required by investors in this type of security are typically less than that required by investors for common securities such as the Common Shares. Similarly, since an investment in preferred equity securities is not secured by the issuer's assets, the Trust in issuing this type of security would lessen the risk of foreclosure on the Trust's assets in the event of unfavorable results at the Trust's properties. Shareholders should note that the dividend rate on preferred securities may be greater than the dividend rate on common securities such as the Common Shares. Further, the issuance of preferred securities may render it more difficult to effectuate or may discourage a merger, tender offer or proxy contest even if such an event would be favorable to, or in the best interests of holders of the Common Shares.

     The Board, having weighed the benefits and detriments of issuing preferred securities, believes that it is in the Trust's best interest to amend the Declaration to permit the sale and issuance of up to two million preferred shares, no par value (the "Preferred Shares"), on such rights, preferences and designations which grant the holders rights in the Trust Estate (as defined in the Declaration) superior to those possessed by holders of Common Shares. As part of the financing completed with the Morgens Investors (defined below in Proposal Number Eight), the Trust has agreed that amounts funded under the Convertible Loan (also defined in Proposal Number Eight) may be converted into a series of Preferred Shares designated as "Series A Convertible Preferred Shares" (the "Series A Shares") at the rate of $100.00 per share. Conversion is subject to approval of this proposal. If the entire Convertible Loan is funded and converted into Series A Shares, the Trust would be required to issue 200,000 Series A Shares. The holders of the Series A Shares would be entitled to receive cash dividends accruing from the date of issuance at an annual rate equal to 10% per annum payable quarterly on March 31, June 30, September 30 and December 31 of each year. Dividends on each Series A Share would cumulate from the date of issuance whether or not the Trust has funds legally available to pay these dividends. If dividends were not paid when due, then the holders of the Series A Shares would be entitled to receive dividends at an annual rate of 11% per annum. In contrast, the Convertible Loan bears interest at the rate of 12% per annum. During any time when the Trust is in default on any dividend payment on the Series A Shares, the Trust would not be permitted to make, declare and pay dividends or other distributions on the Common Shares. Draws on the Convertible Loan bear interest at the rate of 12% per annum increasing to 14% in the event of a default as defined in the agreement governing the Convertible Loan. The outstanding balance of the loan plus all interest thereon is due and payable on September 30, 2002. The Trust may prepay the Convertible Loan in full, from and after October 14, 1999, without premium or penalty. If the Trust voluntarily prepays the Convertible Loan, then the lenders may convert all or a portion of the Convertible Loan into Series A Shares or Common Shares. The Trust must prepay the Convertible Loan if, in the absence of consent of the lenders, the Trust merges with, or sells substantially all of its assets to, a third party. If prepayment is required in connection with a merger or sale occurring before October 14, 1999, then on the date of the merger or sale the Trust will be required to pay the Lenders interest and fees, discounted to present value, on the maximum amount of the Convertible Loan through October 14,1999. The Trust may use the proceeds of the loan solely to acquire additional properties.

     The Series A Shares would rank senior to the Common Shares with respect to rights to distributions, including distributions made on liquidation, winding up and dissolution of the Trust. For example, if the Trust were to liquidate, then after paying or providing for the payment of amounts, if any, owed to the holders of securities senior to the Series A Shares, the holders of Series A Shares would be entitled to receive out of the Trust's remaining assets, $100.00 plus accrued and unpaid dividends in cash for each Series A Share before the Trust paid or made any other distribution of cash to the holders of securities junior to the Series A Shares, including the Common Shares. Holders of the Series A Shares would have the right to vote, together with holders of the Common Shares, as a single class on any and all matters with respect to which holders of the Common Shares have voting or consent rights. Each Series A Share would entitle the holder to cast that number of votes which could be cast by the number of Common Shares into which the Series A Shares are then convertible. Subject to approval of Proposal Number Eight, each Series A Share would be convertible into 19.417 Common Shares. Thus, if the entire amount of the Convertible Loan is funded ($20 million), the Series A Shares would be convertible into 3,883,480 Common Shares. The conversion rate is subject to adjustment from time to time if the Trust: (i) pays a dividend in Common Shares; (ii) subdivides or splits the Common Shares into a greater or lesser number of Common Shares; (iii) distributes to holders of the Common Shares evidences of indebtedness or other assets, or distributes to holders of Common Shares rights, options or warrants to subscribe to securities of the Trust; or (iv) sells, transfers or otherwise conveys Common Shares at a price less than $5.15, as adjusted to take account of the events described in this sentence.

     As of June 12, 1998, the Trust would have had 17,184,269 Common Shares outstanding assuming full conversion of the Convertible Loan into Common Shares or into Preferred Shares and then into Common Shares. THUS, THE HOLDERS OF THE SERIES A SHARES WOULD HAVE THE RIGHT TO VOTE APPROXIMATELY 35.4% OF THE COMMON SHARES, INCLUDING COMMON SHARES PURCHASED IN THE EQUITY INVESTMENT (AS DEFINED IN PROPOSAL NUMBER EIGHT BELOW), ENTITLED TO VOTE ON ANY MATTER SUBMITTED TO SHAREHOLDERS AND WILL HAVE SUBSTANTIAL INFLUENCE ON THE OUTCOME OF ANY SUCH MATTER. If the Trust fails to pay the dividends when due on the Series A Shares, the holders of these shares would also be entitled to immediately elect, as a class, two trustees to the Board. If the default continues for one year, the holders of Series A Shares would be entitled to elect one additional trustee. Thereafter, the holders would be granted the right to elect one additional trustee for each year during which the default continues. Each Series A Share would be redeemable at any time, or from time to time, from and after three years after the issuance date, at the Trust's option, at a price equal to one hundred dollars ($100.00) plus accrued and unpaid dividends or, at the holder's option, at a price equal to one hundred dollars ($100.00).

     The Series A Shares issuable upon conversion of the Convertible Loan or any Common Shares issuable upon conversion of Series A Shares would be restricted as to transfer except in compliance with applicable federal or state law or exemptions therefrom. In addition, the Trust has granted the holders of the Series A Shares the right to cause the Trust to register such Common Shares. A copy of the amendment to the Declaration setting forth the rights, preferences and other characteristics of the Series A Shares is attached hereto as Annex C.

     If this proposal is approved, certain sections of the Declaration would be amended to provide that in the event of a conflict with the designations of any Preferred Shares, the terms of the Preferred Share designations would prevail, and certain sections would be amended to clarify that where the vote or consent of Shareholders is required or permitted, the minimum number of votes required would include all holders having the right to vote Common Shares. This would include holders of Preferred Shares, such as the Series A Shares discussed above, entitled to cast votes equal to the number of Common Shares into which the Preferred Shares would be convertible. If this proposal is not approved, the Trust will not have authority to issue Preferred Shares and holders of the Convertible Loan will not be able to convert amounts funded under the loan into Series A Shares.


     RECOMMENDATION: The Board recommends that the Shareholders approve of and adopt the following resolution which will be presented for a vote of the Shareholders at the Annual Meeting:

           RESOLVED, that Article VII, Section 7.1 of the
Declaration be and hereby is amended by deleting it in its entirety and substituting the following therefore:

                 7.1 TRUST ESTATE. The beneficial interest in the Trust shall be divided into shares of beneficial interest. The Trust shall have authority to issue an unlimited number of common shares of beneficial interest, no par value per share (the "Shares"), and two million preferred shares of beneficial interest, no par value per share (the "Preferred Shares"). The Preferred Shares may be issued on such rights, preferences and designations as determined by the Trustees, including without limitation such rights, preferences and designations which grant the holders of Preferred Shares rights in the Trust Estate superior to those rights of the holders of Shares. The Shares and Preferred Shares may be issued for such consideration as the Trustees shall determine, including, upon the conversion of convertible debt, or by way of share distribution or share split in the discretion of the Trustees. Subject to Section 7.12 hereof, outstanding Shares or Preferred Shares shall be transferrable and assignable in like manner as are shares of common stock or preferred stock of a Massachusetts business corporation. Shares or Preferred Shares reacquired by the Trust shall no longer be deemed outstanding and shall have no voting or other rights unless and until reissued. Shares or Preferred Shares reacquired by the Trust may be cancelled by action of the Trustees. All Shares or Preferred Shares shall be fully-paid and non-assessable by or on behalf of the Trust upon receipt of full consideration for which they have been issued or without additional consideration if issued by way of distribution, split, or upon the conversion of convertible debt. Neither the Shares nor the Preferred Shares shall entitle the holder to preference, preemptive, conversion or exchange rights of any kind, except as the Trustees may specifically determine with respect to any Shares or Preferred Shares at the time of issuance of such shares, as set forth in the applicable designations (in the case of Preferred Shares), and except as specifically required by law.

           FURTHER RESOLVED, that the Declaration be amended by adding thereto the Certificate of Designations in the form set forth in Annex C to the Proxy Statement.

           FURTHER RESOLVED, that Article VI, Section 6.1.3(b) of the Declaration be, and hereby is, amended by deleting it in its entirety and substituting the following therefor:



                  6.1.3(b) [reserved]

           FURTHER RESOLVED, that Sections 3.1, 3.4, 3.5, 4.2.23,
4.2.24, 4.2.26, 7.7, 7.10, 9.1.1(c) and 9.2 of the Declaration be and
hereby are amended in the manner necessary to provide that in the event of a conflict between the designations of any Preferred Shares and the provisions of such Section, the terms of the designations shall prevail.

           FURTHER RESOLVED, that Sections 3.1, 3.4, 7.7, 9.1,
9.1.1, 9.2 and 9.3 of the Declaration be, and hereby are, amended to replace the phrase "the holders of" with the phrase "Shareholders holding or having the right to vote."

     VOTE REQUIRED. The affirmative vote of two-thirds of the outstanding Common Shares is required to adopt the foregoing resolutions and to amend the Declaration to effect the intent of the resolutions.

PROPOSAL NUMBER SIX:  INCREASE COMPENSATION PAYABLE TO INDEPENDENT
TRUSTEES.

     Under the provisions of the Declaration, the Class A Trustees (to be redesignated "Independent Trustees") are entitled to receive $15,000 per year for their services as Trustees plus $875 for each meeting attended in person and $250 an hour for each telephonic board meeting. The annual base fee has not changed since the Trust was formed. The per meeting fees were last changed in June 1991. To ensure that the Trust is able to attract and retain qualified individuals to serve as Trustees and in light of the time and responsibility involved in serving as a Trustee, the Board is proposing to increase the amount of fees payable to the Independent Trustees annually from $15,000 to $20,000 and the per meeting fees from $875 to $1,000 for each meeting attended in person and from $250 an hour to $500 an hour for each meeting attended via telephonic conference call.

     RECOMMENDATION OF THE BOARD: The Board of Trustees recommends that the Shareholders adopt the following resolution:

           RESOLVED, that the first sentence of Section 3.3 of the Declaration be, and hereby is, deleted in its entirety and replaced with the following: Each Independent Trustee shall be entitled to receive $20,000 per year for his or her services as an Independent Trustee plus $1,000 for each meeting of the Board attended in person and $500 per hour for each meeting of the Board attended via telephonic conference call.

     VOTE REQUIRED. The affirmative vote of the holders of a majority of the outstanding Common Shares is required to adopt the foregoing resolution and to amend the Declaration to effect the intent of the resolution.

PROPOSAL NUMBER SEVEN:MODIFY THE LIABILITY AND INDEMNIFICATION PROVISIONS OF THE DECLARATION OF TRUST FOR TRUSTEES, OFFICERS AND OTHER PARTIES.


     Under Article VIII, Section 8.1 of the Declaration, no Trustee or officer of the Trust may be found liable to the Trust or any other Trustee, Shareholder, officer or agent of the Trust, for any act or omission causing loss to the Trust or such other individuals in connection with the affairs of the Trust so long as the person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interest of the Trust, unless the loss was the result of negligence or misconduct by the person.

     Under Section 8.4 of Article VIII, the Trust is required to indemnify any trustee, officer, employee or other agent of the Trust made a party to any action, suit or proceeding or against whom a claim of liability is asserted by reason of the fact the person was serving on behalf of the Trust so long as the person has determined in good faith, that the course of conduct which caused the loss or liability: (i) was in the best interest of the Trust; and (ii) was not the result of negligence or misconduct. Further, indemnification is not permitted for losses, liabilities, settlements and related expenses of lawsuits alleging securities law violations unless: (x) a court approves the settlement and indemnification; or (y) the matter is dismissed with prejudice or the merits of the suit are successfully adjudicated. In no event may the Trust advance funds for legal expenses and other costs incurred in connection with any legal action initiated by a Shareholder of the Trust. The Trust may, however, advance funds if the action is initiated by a third party who is not a Shareholder of the Trust and the individual seeking indemnification agrees to repay the advances if it is ultimately determined that the person is not entitled to indemnification.

     The Trustees believe that these prohibitions may have a negative impact on the Trust's ability to attract and retain qualified persons to serve as Trustees, officers, employees or agents of the Trust since most comparable entities do not limit indemnification unless the loss or liability is the result of the person's gross negligence as opposed to mere negligence. As a result, the Trustees are proposing to amend Sections 8.1 and 8.4 in two respects. First, the Trustees believe that the Trust should be required to indemnify persons serving the Trust against losses, judgments, liabilities, expenses and amounts paid in settlement unless the loss or liability was the result of the person's gross negligence as opposed to negligence. Second, the Trustees believe that the Trust should be permitted to advance funds to a person for legal expenses incurred as a result of any legal action initiated against the person in his or her capacity as a trustee, officer, employee or agent of the Trust even if the action is initiated by a Shareholder of the Trust. Any advances would still be subject to the agreement of the indemnified party to repay any advances if it is later determined that the indemnified party was not entitled to indemnification. Further, any amounts paid to indemnify a person would continue to be paid only from the assets of the Trust and not from the personal assets of any Shareholder. Indemnification would not be permitted for losses, liabilities, settlements and related expenses of lawsuits alleging securities law violations unless a court approved the settlement and found that indemnification was appropriate or if the matter were to be dismissed with prejudice or successfully concluded on the merits for the person seeking indemnification.

     The Board believes these changes will enhance the Trust's ability to attract and retain qualified individuals to serve as Trustees, officers, employees and agents of the Trust.

     RECOMMENDATION OF THE BOARD:  The Board recommends that the
Shareholders approve of and adopt the following resolution which will be presented for a vote of the Shareholders at the Annual Meeting.

           RESOLVED, that Article VIII, Section 8.1 of the
Declaration be, and hereby is, deleted in its entirety and replaced in its entirety by the following:

           LIMITATION OF LIABILITY OF TRUSTEES AND OFFICERS.  The
Trustees of the Trust shall be deemed to be in a fiduciary relationship to the Shareholders. No Trustee, officer, employee or other agent of the Trust shall be liable to the Trust or to any Trustee or Shareholder for any act or omission of any other Trustee, Shareholder, officer, agent or employee of the Trust or be held to any personal liability whatsoever in tort, contract or otherwise, in connection with the affairs of this Trust if it is determined that such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Trust, unless such liability was the result of gross negligence or misconduct by the person.

           FURTHER RESOLVED, that Article VIII, Section 8.4 of the Declaration be, and hereby is, deleted in its entirety and replaced in its entirety by the following:

           INDEMNIFICATION.  Any person made a party to any action,
suit or proceeding, or against whom a claim or liability is asserted by reason of the fact that he, his testator or intestate was or is a Trustee, officer, employee or other agent acting on behalf of the Trust shall be indemnified and held harmless by the Trust against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claim sustained by them in connection with the Trust, provided that (a) such person has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Trust, (b) such liability or loss was not the result of gross negligence or misconduct by such person, and (c) such indemnification or agreement to hold harmless is recoverable only out of the assets of the Trust and not from the personal assets of any Shareholder. Indemnification will not be allowed for any liability imposed by judgment, and costs associated therewith, including attorneys' fees, arising from or out of a violation of state or federal securities laws associated with the offer and sale of the Shares. Indemnification will not be allowed for losses, liabilities, settlements and related expenses of lawsuits alleging securities law violations unless (1) a court approves the settlement and finds that indemnification of the settlement and related costs should be made, or (2) there has been a dismissal with prejudice or a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee. Any person seeking indemnification shall apprise the court of the position of the Securities and Exchange Commission and the Massachusetts Securities Division with respect to indemnification for securities law violations, before seeking court approval for indemnification. The Trust may advance funds to any person for legal expenses and other costs incurred as a result of any legal action initiated against the person if (i) the legal action relates to the performance of duties or services by the person on behalf of the Trust; and (ii) such person agrees in writing to repay the advanced funds to the Trust if it is ultimately determined that he or she is not entitled to indemnification by the Trust as authorized herein. The rights accruing to any person under these provisions shall not exclude any other right to which he or she may be lawfully entitled, nor shall anything contained herein restrict the right of any person to contribution as may be available under applicable
law.   The Trust shall have the power to purchase and maintain liability insurance on behalf of any person entitled to indemnity hereunder, including the Trustees, but the Trust shall not incur the costs of that portion of liability insurance which insures any party against liability for which he or she could not be indemnified under this Declaration.

     VOTE REQUIRED. The affirmative vote of the majority of the outstanding Common Shares is required to adopt the foregoing resolutions and to amend the Declaration to effect the intent of the resolutions.


PROPOSAL NUMBER EIGHT:APPROVE ISSUANCE OF COMMON SHARES UPON CONVERSION OF PREFERRED SHARES AND LOANS.

     On October 14, 1997, the Trust completed a $30.0 million financing with a group of institutional investors for which Morgens, Waterfall, Vintiadis & Company, Inc. served as agent (the "Morgens Investors"). The financing was comprised of approximately $10.0 million of equity (2,192,501 shares (the "Equity Investment") representing 19.9% of the Trust's outstanding shares prior to the issuance), and $20.0 million in the form of a commitment to fund a loan convertible, upon Shareholder approval, into Series A Preferred Shares and/or Common Shares (the "Convertible Loan"; together with the Equity Investment, the "Financing Transaction"). The commitment to fund the Convertible Loan expires on October 14, 1998.

     Amounts funded under the Convertible Loan may be converted, at the holder's option, into Series A Shares or into additional Common Shares. The number of Common Shares issuable on conversion would be equal to the dollar value of the loan being converted divided by $5.15. If the full amount of the Convertible Loan is funded ($20.0 million), the Trust would be required to issue approximately 3.9 million additional Common Shares upon conversion. These shares, when aggregated with the shares purchased in the Equity Investment, would result in the Morgens Investors owning approximately 35.4% of the Trust's issued and outstanding Common Shares giving effect to all of the issuances. If the full amount of the loan is not funded, however, the Morgens Investors will have the right to purchase a number of Common Shares equal to the amount they would have been able to obtain as if the commitment was fully utilized. If this proposal is not approved, the Morgens Investors will be limited to purchasing Common Shares, which when aggregated with the Equity Investment do not exceed 19.5%

    Under the rules governing issuers, such as the Trust, whose securities are included for quotation on Nasdaq, shareholder approval is required for certain issuances as a condition to Nasdaq approving these securities for inclusion in the Nasdaq system. These include issuances: (i) in connection with the acquisition of the stock or assets of another company if the securities have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before such issuance, or the number of securities to be issued is or will be equal to or exceed 20% of the number of securities outstanding before such issuance; (ii) at a price less than the greater of book or market value and which equals 20% or more of the outstanding securities; or (iii) which may result in officers or directors of the company acquiring the greater of 1% of the number of outstanding securities of the company or 25,000 shares. The Common Shares issuable upon conversion of the Convertible Loan or the Series A Shares to the holders of the loan or preferred shares would, when aggregated with the Common Shares purchased in the Equity Investment by the same holders, exceed 20% of the outstanding Common Shares at the time that the Equity Investment was completed. As a result, approval of the Shareholders is required as a condition to authorizing issuance of the additional Common Shares issuable upon conversion of the Convertible Loan or the Series A Shares.

     The Board believes that approving the issuance upon conversion will benefit the Shareholders because: (i) conversion of indebtedness under the Convertible Loan into shares would reduce the Trust's outstanding indebtedness; and (ii) conversion of the Series A Shares into Common Shares would reduce the outstanding Series A Shares which have a liquidation preference and other rights superior to those of the Common Shares.

    The Common Shares issued in the Equity Investment were sold at a price equal to $5.00 per share which represented a discount of approximately $0.30 per share compared to the average closing price of the Trust's shares for the five trading days prior to completion of the transaction and $0.76- $1.48 per share compared to the projected range of liquidation values as of June 30, 1997 of $5.76 to $6.48 per share. As a result, the Trust retained Josephthal & Co. Inc. f/k/a/ Josephthal Lyon & Ross, Incorporated ("Josephthal") to render an opinion regarding the fairness, from a financial point of view, of the consideration received by the Trust. Josephthal's opinion is included with this Proxy Statement as Annex B for Shareholder's reference and is summarized below. Under the Declaration, the Trustees had the authority to complete the Financing Transaction without any additional approvals. Except as described in Proposal Number Five and Number Eight, Shareholder approval is not being sought for the Financing Transaction. If this Proposal Number Eight is not approved, the holders of the Convertible Loan or Series A Shares, as the case may be, will not be permitted to convert either interest into additional Common Shares.

OPINION OF JOSEPHTHAL, LYON & ROSS INCORPORATED

     The Trust retained Josephthal to render an opinion regarding the fairness, from a financial point of view, of the consideration received by the Trust from the Common Shares sold to the Morgens Investors. Neither the Board nor the Trust's management imposed any limitations on Josephthal with respect to the investigations made or procedures followed by Josephthal in preparing and rendering its opinion. Josephthal rendered an opinion to the Board on October 10, 1997 to the effect that, based upon and subject to the considerations set forth in its opinion, as of October 10, 1997, the consideration paid to the Trust in the Financing Transaction was fair to the Trust and its Shareholders from a financial point of view. Josephthal expressed no opinion on the use of proceeds from the Equity Investment and is under no obligation to update, revise or reaffirm its opinion even in the event that the value of the Common Shares materially changes. As of the date of this Proxy Statement, management has not requested that Josephthal update its opinion since management does not believe that there has been a material change to any of the information upon which Josephthal relied in preparing its opinion.

     The full text of Josephthal's fairness opinion, which sets forth the assumptions made, general procedures followed, matters considered and limits on the review undertaken, is included as Annex B to this Proxy Statement. This summary of Josephthal's opinion is qualified in its entirety by reference to the full text of the opinion in Annex B. EACH SHAREHOLDER IS URGED TO READ THE OPINION IN ITS ENTIRETY. Josephthal's opinion is directed to the Board, addresses only the consideration payable to the Trust and does not constitute a recommendation to any holder of Common Shares as to how the holder should vote on either Proposal Number Five or Eight.

     In connection with its opinion, Josephthal reviewed such materials and considered those financial and other factors that it deemed relevant under the circumstances, including, among others, the following: (i) the Stock Purchase Agreement dated October 10, 1997, and a Term Loan Agreement dated October 10, 1997, by and among the Trust and the Morgens Investors and the exhibits thereto; (ii) certain historical financial, operating and other data that were publicly available or were furnished to Josephthal by the Trust regarding the Trust including, but not limited to (a) projections prepared by management of the Trust; (b) liquidation analyses prepared by management of the Trust; (c) Form 10-K for the period ended December 31, 1996; (d) Form 10-Q for the period ended June 30, 1997; (e) estimates of the Trust's quarterly results for the fiscal quarter ended September 30, 1997; and (f) internally generated operating reports of the Trust; (iii) publicly available financial, operating and stock market data for companies Josephthal deemed comparable to the Trust; (iv) publicly available financial, operating and stock market data for companies Josephthal deemed comparable to the Trust which had been involved in a merger or acquisition since January 1, 1996; and (v) such other factors as Josephthal deemed appropriate. Josephthal did not review the Trust's actual quarterly results for the quarter ended September 30, 1997 or any subsequent period since the results were not available at the time of its analysis. Josephthal met with senior officers of the Trust to discuss the prospects for the Trust's business, their estimates of future financial performance and such other matters as Josephthal believed relevant. Josephthal's opinion is solely and necessarily based on economic, financial and market conditions as they existed and as they could be evaluated as of the date of its opinion. In evaluating the fairness of the consideration received by the Trust from the Morgens Investors, Josephthal reviewed various analyses prepared by management and considered the potential that the Trust would terminate by March 14, 2001.

     As described in its opinion, Josephthal relied upon and assumed, without any responsibility to independently verify, the accuracy and completeness of the financial and other information provided or which was publicly available, and did not attempt to verify independently any such information. Josephthal relied solely on the information and estimates provided to it by the Trust's management and neither made nor obtained any independent appraisals of the Trust's properties, other assets or facilities. With respect to certain financial information, including financial analyses and projections, relating to the Trust's business and prospects provided to Josephthal by the Trust, Josephthal assumed that the financial information was reasonably prepared and that the financial projections represented management's best currently available estimates as to the future financial performance of the Trust without and subsequent to the Equity Investment.

     First, Josephthal reviewed and analyzed estimates of funds from operations ("FFO") and per share values prepared by the Trust's management for the period 1997 through 2002 based on the assumption that: (i) no additional capital would be raised; and (ii) the Financing Transaction would be completed. The first or baseline analysis projected FFO and per share values assuming that the Trust did not raise additional capital and continued to hold its existing properties. Revenues for the existing or core properties were estimated based upon historical experience and an analysis of existing leases. For purposes of this analysis leases for 67% of the space were assumed to renew at market rates for a term of four years. The remaining 33% of the space was assumed to remain vacant for six months before being leased at market rates for four years. Overall, the financial model provided for vacancy at the greater of the above lease expiration assumptions or a minimum 5% vacancy allowance. Credit loss or allowance for uncollectible rents was assumed to be 1% per annum. Market rental rates were assumed to increase at a rate of 3% per annum. Expenses for the core portfolio as well as for general and administrative functions were estimated based on historical results and were assumed to increase at a compounded annual rate of approximately 3%. In calculating per share values, the FFO per share generated from 1997 through 2002 was discounted to present value utilizing discount rates ranging from 12% to 25% and added to the terminal value which was calculated by multiplying the FFO in 2002 by 9.2 and discounting to present value using discount rates ranging from 12% to 25%. The terminal multiple of 9.2 was selected based on an analysis of market multiples for the comparable companies described below. This analysis produced estimated per share values ranging from $4.23 per share to $7.24 per share.

     The other set of estimates assumed completion of the Financing Transaction. For these purposes, management constructed two scenarios, conservative and aggressive, assuming investment of the proceeds are in properties at prices (measured by capitalization rates) substantially equivalent to the price that the Trust has paid in recent acquisitions (generally a cap rate of approximately 11% in the conservative scenario versus 12% in the more aggressive scenario), that the acquisitions would be structured similarly to those in the Trust's existing portfolio in terms of leverage, property type and tenant make-up and that the operating margins would be similar to the margins produced by the existing portfolio. The analysis also assumed that the newly-acquired properties would generate approximately $13.7 million of revenue in 1998 increasing to $17.2 million in 1999 and thereafter increasing at an annual compounded rate of 3% in the conservative scenario and 4% in the aggressive scenario. Expenses for the newly-acquired properties were estimated to be approximately $5.4 million in 1998, increasing to approximately $6.7 million in 1999 and thereafter increasing at an annual compounded rate of 3% in both the conservative and aggressive scenarios. Management also assumed sale of the properties making up the core portfolio in five to seven years and reinvestment of the proceeds in additional properties.

     The FFO per share produced by the conservative scenario was then used to estimate trading prices of the Common Shares assuming an investor would sell the shares in year 2002. For this purpose, the FFO generated in the years 1997 through 2002 was discounted to present value utilizing discount rates ranging from 12% to 25%, and the FFO in 2002 capitalized utilizing multiples ranging from 9.2 to 11 times FFO and discounting to present value utilizing the same discount rates. This resulted in projected share prices ranging from $8.98 per share to $5.17 per share using a multiple of 11 times 2002 FFO and $8.03 per share to $4.68 per share using a multiple of
9.2 times 2002 FFO. Although management had also calculated projected share prices based on both the more aggressive revenue projections described above and by using an increased multiple of 2002 FFO, Josephthal did not consider this estimate in its analysis since the Board requested that Josephthal focus its fairness analysis on the more conservative revenue projections and the lower multiples.

     Second, Josephthal reviewed and analyzed a liquidation analysis prepared by management of the Trust. The liquidation analysis projected the net realizable value of the Trust's existing assets as of June 30, 1997 and then adjusted each asset's carrying value to management's estimate of market value. These values were then further reduced alternatively by another 5% and 10%, respectively, to reflect the cost of selling the properties along with debt prepayment costs and discounts required to effect a quick and orderly sale of the assets. Management used a variety of approaches to estimate market value. In some cases, recent offers for the subject property were utilized. In other cases, the property's income stream for the last year was capitalized utilizing market comparable transactions to establish a capitalization or "cap" rate. These cap rates ranged from 10% to 13%. The analysis assumed that no additional properties would be acquired and that the Trust would not raise any additional capital. The analysis described above yielded projected ranges of value equal to $5.76 to $6.48 per share.

     SHAREHOLDERS SHOULD NOTE THAT THE ESTIMATES DESCRIBED ABOVE ARE NECESSARILY BASED ON ECONOMIC, MARKET, FINANCIAL AND OTHER CONDITIONS THAT ARE NOT SUSCEPTIBLE TO PRECISE PREDICTION. THESE ESTIMATES WERE PREPARED IN GOOD FAITH BY MANAGEMENT OF THE TRUST. THERE CAN BE NO ASSURANCE THAT THE TRUST WILL ACHIEVE THE ESTIMATED RESULTS OR THE PROJECTED SHARE PRICES.

SEE "SPECIAL NOTE ON FORWARD LOOKING STATEMENTS" ABOVE.

     Third, Josephthal performed a comparable company analysis. Josephthal identified and selected two groups of publicly-traded companies. The first group of companies owned properties similar to those owned by the Trust but had substantially larger market capitalizations than the Trust and lower amounts of indebtedness as a percentage of their capital structure than the Trust. These real estate investment trusts were Bedford Property Investors, Great Lakes REIT, Inc., Kilroy Realty Corp., Meridian Industrial Trust, Parkway Properties, Inc., Reckson Associates Realty Corp., Trinet Corporate Realty Trust and Weeks Corp. The second group consisted of real estate investment trusts with total market capitalization of less than $400.0 million, a highly-leveraged capital structure but with a real estate portfolio consisting of diversified properties. The entities in this group consisted of HMG Courtland Properties, Income Opportunity Realty Investors, Lexington Corporate Properties, Pacific Gateway Properties and Sizeler Property Investors (collectively the "Comparable Companies").

     In each case, Josephthal compared the Trust's FFO, revenues, net operating income and book value with a range of multiples derived from analysis of each of the Comparable Companies. With respect to the first group of these companies, Josephthal applied average multiples (derived from the average multiple of these Comparable Companies) of 18.3x to the Trust's FFO for the fiscal year ended December 31, 1996, 13.7x for the estimated FFO for the fiscal year ending December 31, 1997, 11.7x for the fiscal year ending December 31, 1998 and 10.4x revenues, 13.8x net operating income and 1.7x book value to the Trust's actual results as of June 30, 1997. This analysis produced per share values ranging from $6.91 to $14.04 per share. Josephthal then performed a similar analysis with respect to the second group of Comparable Companies. In this case, Josephthal applied average multiples also derived from the average multiples from this second group of companies of 9.2x to the Trust's FFO for the fiscal year ended December 31, 1996, 9.5x for the estimated FFO for the fiscal year ended December 31, 1997, 9.1x for the fiscal year ending December 31, 1998 and 5.6x revenues, 11.1x net operating income and 0.9x book value to the Trust's actual results as of June 30, 1997. This analysis yielded values ranging from $3.46 per share to $6.79 per share.

     Josephthal explained, however, that it did not place great weight on the Comparable Company analysis in evaluating the fairness of the transaction although the second set of companies likely provided a more comparable measure of value. Josephthal noted that the first group of companies had substantially larger market capitalizations and significantly less indebtedness as a percentage of their capital structure than the Trust. In Josephthal's view, these two factors significantly impact the market multiples with larger capitalization, lower leveraged entities typically trading at higher multiples. Josephthal suggested that the lower end of the range produced by this analysis may be more appropriate to reflect the relative differences in sizes. Utilizing the lower end of the analysis, the per share values ranged from $4.36 per share to $7.69 per share. With respect to the second group of companies, Josephthal noted that while these entities did not have similar property portfolios they did have similar capital structures. In Josephthal's view, the former is not as important as the latter in evaluating value.

     Fourth, Josephthal reviewed certain information relating to eleven relevant business combination or equity transactions completed recently:
(i) Lazard Freres Real Estate Investors, L.L.C. purchase of 1.3 million newly issued common shares of Alexander Haagen; (ii) the purchase by an affiliate of Equity Residential Properties Trust of a 9.5% interest in Ambassador Apartments, Inc.; (iii) the sale by Apartment Investment & Management Company of approximately 2.3 million shares of newly-issued Class A common stock to an institutional investor; (iv) the purchase by the Dutch Public Employees Pension Fund of approximately 2.75 million shares in Avalon Properties, Inc.; (v) the acquisition of Crocker Realty Trust, Inc. by Highwood Properties, Inc.; (vi) the purchase by Apollo Real Estate Investment Fund II of 3.0 million common shares of Koger Equity, Inc.;
(vii) the purchase by Rothschild Realty of approximately 700,000 Class A cumulative convertible preferred shares in Lexington Corporate Properties, Inc.; (viii) the acquisition of Paragon Group, Inc. by Camden Property Trust in a stock swap transaction; (ix) the acquisition by Gotham Partners of approximately 589,000 common shares in the open market of Santa Anita Realty Trust; (x) the acquisition by Franklin Resources of 618,000 common shares in the open market of Santa Anita Realty Trust; and (xi) the acquisition by a private investment group of approximately 270,000 common shares in the open market of Weeks Corp. (collectively, the "Comparable Acquisitions").

     Josephthal reviewed the resulting transaction value as a multiple of revenues, total assets and book value. These average multiples were then applied to the Trust's actual revenues, total assets and book value as of June 30, 1997. This analysis yielded an average per share value of $8.78. Josephthal noted, however, that each of the companies included in the Comparable Acquisitions analysis were substantially larger in terms of market capitalization. Josephthal explained that it, therefore, placed greater emphasis on the low end of the range which produced a value of $5.24 per share.

     Fifth, Josephthal performed a price-volume trading history analyzing the trading pattern of the Trust's shares over the past year, two years and three years. In each case, Josephthal calculated the percentage of shares that traded below a specific price in a continuum of prices and also calculated the percentage, based on the same continuum of prices, to the total number of shares outstanding during each period.

     The summary set forth above does not purport to be a complete description of Josephthal's analyses. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Josephthal believes that the summary and its analyses must be considered as a whole and that selecting portions thereof, without considering all of its analyses, could create an incomplete view of the processes underlying its analyses and opinion. Josephthal based its analyses on assumptions that it deemed reasonable, including assumptions concerning general business and economic conditions and industry specific factors. Although none of these factors caused Josephthal concern in reaching its fairness conclusion, as noted above, Josephthal did advise the Board not to place significant weight on the comparable companies analysis due to the difficulty in identifying truly comparable entities. Josephthal's analyses are not necessarily indicative of actual values or actual future results that might be achieved, which values may be higher or lower than those indicated. Moreover, Josephthal's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses or securities actually could be bought or sold.

     Josephthal was engaged to provide financial advisory services and to provide a fairness opinion, such as the opinion delivered on October 10, 1997, if necessary. Under the terms of the agreement, the Trust paid Josephthal a $75,000 retainer fee and agreed to pay an additional $425,000, at the first closing of a financing transaction, including out-of-pocket expenses. The Trust also agreed to reimburse Josephthal for reasonable expenses incurred by Josephthal in excess of $25,000 and to indemnify Josephthal against certain liabilities, including liabilities under the federal securities laws. None of the amounts payable to Josephthal are or were contingent upon approval of the proposals described herein. At the closing of the Equity Investment and the Convertible Loan Josephthal received the additional fee of $425,000.

     Josephthal has advised the Trust that its fairness opinion is "solely for the benefit and use of the Company and the Board" and, as such, may not be relied upon by third parties, such as shareholders of the Trust. Josephthal believes that under the terms of its engagement letter with the Trust, which is governed by New York state law, Josephthal has no legal responsibility to any other persons, including shareholders of the Trust, as a result of the express disclaimers described above. Josephthal has advised the Board that it intends to assert the disclaimer as a defense to any claims that may be brought against it by shareholders with respect to its fairness opinion. However, since no New York state court or federal court applying New York law has definitively ruled on the availability to a financial advisor, such as Josephthal, of an express disclaimer as a defense to shareholder liability with respect to its fairness opinion, the issue necessarily would have to be resolved by a court of competent jurisdiction. The availability or non-availability of such a defense will have no effect on Josephthal's rights and responsibilities under federal securities law, or the rights and responsibilities of the Board under governing state law or under federal securities laws.

     Josephthal was selected because it is a nationally recognized investment banking firm with substantial experience in the real estate and REIT industry. Further, Josephthal is familiar with the Trust and its operations, although it has not previously rendered services to the Trust. As part of its investment banking practice, Josephthal regularly values businesses and securities in connection with mergers and acquisitions; investments for passive and control purposes; negotiated underwritings; secondary distributions of listed and unlisted securities; private placements; and estate, corporate and other purposes. In the ordinary course of business, Josephthal actively trades the securities of the Trust for its own account and for the accounts of its customers, and may at any time hold a long or short position in the Trust's securities.

     RECOMMENDATION OF THE BOARD:  The Board recommends that the
Shareholders approve of and adopt the following resolution which will be presented for a vote of the Shareholders at the Annual Meeting.

           RESOLVED, that the issuance by the Trust of the Common
Shares issuable upon conversion of the Series A Shares or the Convertible Loan be, and hereby is, authorized and approved.

     VOTE REQUIRED. The affirmative vote of a majority of the votes cast by Shareholders present in person or by proxy and eligible to vote at a Annual Meeting, a quorum being present, is required to adopt the foregoing resolution.


PROPOSAL NUMBER NINE: DELETE CERTAIN PROVISIONS OF THE DECLARATION RELATING TO THE INCURRENCE OF INDEBTEDNESS

     Article VI, Section 6.1.8 of the Declaration provides that the Trust may not incur indebtedness in excess of 200% of the Trust's "Net Assets" or unsecured indebtedness that would result in an "Asset Coverage Ratio" of less than 300%. Net Assets are defined in the Declaration as the BOOK VALUE (emphasis added) of the Trust's assets (other than intangibles) before depreciation or other non-cash reserves, less total liabilities. Asset Coverage Ratio is defined in the Declaration as the ratio that the value of the Trust's assets, less all liabilities and indebtedness (except unsecured indebtedness), bears to the aggregate amount of all unsecured borrowings of the Trust.

     The Board and management of the Trust believe, however, that these provisions are inconsistent with the manner that real estate investment trusts ("REITs") generally, and the Trust specifically, manage and evaluate the overall level of indebtedness that is appropriate for their or its capital structure. Management of the Trust believes that there are two methods appropriate for evaluating the amount of indebtedness that a company should maintain as part of its capital structure. One method compares the ratio of debt to total market capitalization and is utilized by a number of REITs, particularly those whose stock trades at a premium to book value and who incur the debt primarily at the entity level. For these purposes, market capitalization is defined as the number of outstanding common shares multiplied by the price per share plus the face value of outstanding indebtedness. The second method evaluates the appropriate level of indebtedness by comparing the principal amount of the indebtedness to the FAIR MARKET VALUE of the property being financed. The Board tends to focus more on the second method than the first at the present time in establishing the Trust's debt policy since the Trust typically incurs indebtedness primarily when acquiring properties.

     The Trust generally seeks to limit the amount of indebtedness it incurs on acquisition of a property to 65% of the property's fair market value. At the time of acquisition, book value approximates fair market value. Book value does not, however, increase even when the value of the underlying property has increased. From time to time, the Trust generates additional capital to use in new acquisitions by refinancing existing indebtedness where the underlying property has increased in value. For example, the Trust has recently completed, or is in the process of completing, a refinancing of indebtedness secured by two properties which have increased in value based on third party appraisals commissioned by third party lenders. The first, known as Northlake Festival Tower, has a book value of approximately $18.0 million and previously secured approximately $10.3 million of acquisition indebtedness. The fair market value of Northlake, based on the appraisal, had appreciated to approximately $22.0 million. The Trust refinanced the property by increasing the amount of indebtedness secured by the property to approximately $17.5 million. The second property, known as the Lexington Business Center, has a book value of approximately $7.5 million and presently secures approximately $5.0 million of acquisition indebtedness. The fair market value of Lexington Business Center, based on the appraisal, is approximately $11.9 million. The Trust anticipates increasing the amount of indebtedness secured by the property to approximately $7.7 million.

     The proceeds from the refinancings were used or will be typically used to purchase properties. Refinancing indebtedness is typically recourse only to the properties and not to the Trust's other assets. The refinancings described above are consistent with the provisions of Section
6.1.8 since the additional indebtedness did not or will not cause the Trust to exceed either of the limitations described above. As of March 31, 1998, the Trust had indebtedness of $106 million or 152% of Net Assets and had an Asset Coverage Ratio of 1,150%. The Trust's ability to incur additional secured indebtedness, even if the properties in the Trust's underlying portfolio have appreciated, will, however, be limited by the 200% limitation. Thus, in the absence of raising additional equity, creating additional borrowing capacity on a secured basis or selling existing properties at prices in excess of book value, the Trust's ability to increase the size of its portfolio will be limited. Since the Trust's business plan contemplates further growth of its portfolio, the Board is desirous of maximizing its options for creating capital and believes that the provisions contained in Section 6.1.8 should be deleted. By doing so, the Board believes that the Trust will have greater capacity to make new acquisitions or to increase the Trust's capital for other uses; such as capital improvements to its portfolio.

     Shareholders should note, however, that if this proposal is approved, the Declaration will no longer limit the amount of indebtedness that the Trust may incur. Overall increases in indebtedness would increase the Trust's debt service obligations and could increase the risk of default by the Trust on its debt obligations which could have a material adverse effect on the Trust's financial condition and results of operations. In addition, the Trust will be further subjected to the risks associated with debt financing, including: (i) the risk that the Trust's cash flow will be insufficient to meet required payments of principal and interest; (ii) that the Trust will not be able to refinance existing indebtedness or that the terms of any refinancing will not be as favorable to the Trust as the terms of existing indebtedness; and (iii) the risk that necessary capital expenditures for purposes, such as reletting space, will not be able to be financed on favorable terms. Further, if a property is mortgaged to secure payment of indebtedness and the Trust is unable to meet its payment obligations, the property could be forfeited (by foreclosure or otherwise) to the mortgagee with a consequent loss of any prospective income and equity value from the property to the Trust. Although the Board intends to limit the amount of indebtedness secured by any particular property to 65%- 80% of fair market value, the Trust may incur greater amounts of indebtedness secured by particular properties from time to time.

RECOMMENDATION OF THE BOARD:   That the Shareholders concur in the
following resolution which will be presented for a vote of the Shareholders at the Annual Meeting:

           RESOLVED, that Section 6.1.8 of Article VI be, and hereby is, amended by deleting it in its entirety and substituting the following:

                      6.1.8 [Reserved]

VOTE REQUIRED: The affirmative vote of a majority of the outstanding Common Shares is required to adopt the foregoing resolution and to amend the Declaration to effect the intent of the resolution.

                              MANAGEMENT


EXECUTIVE OFFICERS

     LEONARD G. LEVINE. Mr. Levine, age 51, has been President of the Trust since 1990. Mr. Levine received a B.S./B.A. Degree in accounting from Roosevelt University and a Master's Degree in taxation from DePaul University. Mr. Levine's areas of expertise include real estate syndication, estate planning and taxation of closely-held corporations.
Mr. Levine is also a certified public accountant and a licensed real estate broker.

     NEIL D. HANSEN. Mr. Hansen, age 51, has been First Vice President of the Trust since 1991. Mr. Hansen received a B.S. Degree in finance from the University of Illinois and a Master of Management Degree from Northwestern University. Mr. Hansen is also a certified public accountant.

     ROBERT G. HIGGINS. Mr. Higgins, age 46, has served as Vice President and General Counsel of the Trust since 1992. Mr. Higgins assumed the duties of Secretary of the Trust in 1995. Mr. Higgins is also a licensed attorney admitted to the bar in the States of Illinois, Minnesota and Texas.

     JOEL L. TEGLIA. Mr. Teglia, age 36, has served as the Trust's Vice President and Chief Financial Officer since 1994. Prior to his appointment, Mr. Teglia provided various services to the Trust in his capacity as Controller for BSRT Management Corp. (f/k/a Banyan Management Corp.), a position that Mr. Teglia held from 1991 to 1994. Mr. Teglia is also a certified public accountant.

     JAY E. SCHMIDT. Mr. Schmidt, age 46, has served as the Trust's Vice President of Investments since 1995. Prior to his appointment, Mr. Schmidt provided similar services to the Trust in his capacity as Vice President of Investments for BSRT Management Corp., a position Mr. Schmidt held from 1992 to 1995. Mr. Schmidt is also a licensed attorney admitted to the bar in the State of Wisconsin and a licensed real estate broker.


COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

     TRUSTEE COMPENSATION. The Trustees are currently paid an annual fee of $15,000, payable quarterly, plus $875 for each Board meeting, including meetings as an audit committee, attended in person and $250 an hour for each Board meeting, including meetings as an audit committee, attended via telephonic conference call. Each Trustee is also reimbursed for out-of-pocket expenses incurred in attending meetings of the Board. The compensation paid to Trustees would increase if Proposal Number Six is approved by the Shareholders.


     EXECUTIVE COMPENSATION.  Compensation paid to the chief executive officer of the Trust and the four most highly compensated executive officers, other than the CEO, for the years ended December 31, 1997, 1996 and 1995 is as follows:

                                                                  LONG-TERM COMPENSATION
                                                           ---------------------------------
                                 ANNUAL COMPENSATION                AWARDS           PAYOUTS
                          -------------------------------- -----------------------   -------
    (a)               (b)    (c)      (d)          (e)         (f)         (g)         (h)        (i)
                                                                        SECURITIES
                                                                          UNDER-
                                                 OTHER      RESTRICTED    LYING
                                                 ANNUAL       STOCK      OPTIONS/     LTIP    ALL OTHER
NAME                 YEAR  SALARY     BONUS   COMPENSATION    AWARD(S)    SARs(#)    PAYOUTS COMPENSATION
----                 ----  ------     -----   ------------  ----------  ----------   ------- ------------

Leonard G. Levine,
  President and Chief                              (1)
  Executive Officer .1997 $195,540        --        --      $2,319,292      --         --          --
                     1996 $189,247        --        --           7,700      --       $ 66,985      --
                     1995 $184,812        --        --          24,899      --       $111,739      --

Jay E. Schmidt
  Vice President-
  Investments . . . .1997 $165,281    $ 35,000      --
                                         (2)
                     1996 $154,615    $ 65,000      --          --          --         --          --
                                         (2)
                     1995 $148,136    $ 27,000      --          --          --         --          --

Neil D. Hansen
  First Vice
  President . . . . .1997 $192,546    $ 20,000      --          --          --         --          --
                     1996   --          --          --          --          --         --          --
                     1995   --          --          --          --          --         --          --

Joel L. Teglia
  Vice President and
  Chief Financial
  Officer . . . . . .1997 $ 95,160    $ 10,000      --           --         --         --          --
                     1996   --          --          --           --         --         --          --
                     1995   --          --          --           --         --         --          --









(1)  As of the fiscal year ended December 31, 1997, Mr. Levine owned 503,504 shares of beneficial interest which were restricted.  The value of these shares as of such date was $2,643,396.  Mr. Levine owns all of these shares free of any vesting conditions and is entitled to all dividends or other distributions in respect of such shares.

(2)  The bonus of $27,000 paid to Mr. Schmidt was earned in 1994, but paid in 1995.  Mr. Schmidt earned a bonus of $30,000 for the year ended December 31, 1995, but was not paid the bonus until 1996.  Mr. Schmidt also earned a bonus of $35,000 for the year ended December 31, 1996 which was paid in 1996.


      EMPLOYMENT AGREEMENTS. The Trust has entered into an employment agreement with only one of the executives named above, Mr. Levine has served as the Trust's President and Chief Executive Officer since 1990 and recently entered into a new agreement with the Trust to continue in that position through December 31, 2001. Under the new agreement, which was signed on March 11, 1998, but which became retroactively effective as of October 1, 1997, the Trust will pay Mr. Levine a base salary equal to $200,000 per year during the first two and one-quarter years of the contract, increasing to $210,000 per year during the last two years of the agreement. In addition, Mr. Levine may also earn incentive compensation during each year of the agreement equal to 62.5% of the base salary for that year subject to the Trust achieving certain predetermined levels of "funds from operations." The Trust has also granted Mr. Levine non-qualified stock options to purchase an aggregate of 350,000 shares of the Trust's common shares of beneficial interest at an exercise price equal to $5.50 per share.

     Options to purchase 100,000 shares vested and became exercisable upon execution of the agreement. Options to purchase an additional 100,000 shares will vest and become exercisable in 25,000 share increments at the end of each calendar year of the agreement with the first increment of 25,000 shares vesting and becoming exercisable on December 31, 1998. Options to purchase an additional 50,000 shares will vest and become exercisable if during any consecutive thirty (30) trading days during the term of the agreement the closing price of the common shares averages at least $8.50 per share. Options to purchase an additional 100,000 shares will vest and become exercisable on a proportionate basis if during any thirty (30) consecutive trading days during the term of the agreement the closing price of the shares averages more than $8.50 per share with full vesting occurring with respect to 75,000 shares if the closing price averages $9.00 per share, and $10.00 per share with respect to the other 25,000 shares. The number of shares underlying the options and the exercise price of each option are subject to adjustment from time to time if the Trust: (i) issues or sells additional common shares of beneficial interest in exchange for consideration at a price less than the prevailing market price of the Trust's shares; (ii) issues or sells warrants with exercise prices less than the prevailing market price; (iii) declares a dividend or otherwise makes a distribution to the holders of its beneficial interest in the form of additional common shares; (iv) subdivides its outstanding common shares of beneficial interest into a larger number of common shares; or (v) combines its outstanding common shares into a smaller number of common shares. All of the options must be exercised by October 1, 2007, except that if Mr. Levine dies or becomes permanently disabled during the term of the agreement, then all options which have vested must be exercised within one year of death or permanent disability. In addition, upon death or permanent disability, all options not otherwise vested, but which would or will vest within six months following the date of death or permanent disability either by passage of time or satisfaction of the various performance standards will be deemed vested and become exercisable within the same one-year time period.

     The agreement also requires the Trust to provide Mr. Levine with both life and disability insurance benefits during the term of the agreement, as well as all non-wage benefits provided by the Trust to its other salaried employees. The agreement grants the Trust the right to terminate Mr. Levine's employment if the Trust does not achieve certain earnings targets in each fiscal year within thirty (30) calendar days after the Trust files its annual report on Form 10-K with the Securities and Exchange Commission for the preceding year. The Trust may also terminate Mr. Levine if he is convicted of, or has a civil judgment rendered against him for, theft or embezzlement of the Trust's property, is convicted of a felony resulting in injury to the Trust's business property or reputation, if a civil judgment is rendered that Mr. Levine breached his duty of loyalty to the Trust or if an arbitrator determines that Mr. Levine has refused to perform, or willfully failed to perform, his material duties under the agreement or committed intentional acts that caused material damage to the Trust's business or properties or performed his material duties in a manner that constituted gross negligence. Mr. Levine has the right to terminate the agreement upon ninety (90) days' notice to the Trust for any reason (the "Notice Termination"), or upon a "Change of Control" or "Constructive Termination." For these purposes, "Change of Control" will be deemed to have occurred if the members of the Board as of October 1, 1997 fail to constitute a majority of the members of the Board, except for individuals consented to by Mr. Levine, or if the Shareholders of the Trust adopt a plan of liquidation or take other action having the effect of a plan of liquidation without the recommendation and approval of the Board. A "Constructive Termination" will be deemed to have occurred if Mr. Levine's authority is materially reduced or if there is a material adverse change in his working conditions or the Trust requires him to relocate from the Chicago metropolitan area. If Mr. Levine terminates the agreement upon a "Change of Control" or is deemed to suffer a "Constructive Termination" the Trust will be obligated to pay Mr. Levine all amounts which would have been paid under the agreement. For purposes of making this calculation, the Trust will be deemed to have satisfied all standards applicable to the payment of incentive compensation and all Options granted will become vested and immediately exercisable. If Mr. Levine is not employed by the Trust on January 1, 2002, pursuant to a written employment agreement, and has not then died or become permanently disabled, the Trust is obligated to pay Mr. Levine $210,000, unless the agreement has previously been terminated by the Trust either due to the Trust's failing to achieve certain performance standards or for "Just Cause" or by Mr. Levine by a Notice Termination.

     Prior to September 30, 1997, Mr. Levine was employed by the Trust pursuant to the terms of an agreement executed as of January 1, 1990 and subsequently amended. Under the prior agreement, Mr. Levine was paid a base salary which, during the nine months ended September 30, 1997, amounted to approximately $146,655 and was entitled to receive compensation under an incentive program based upon recoveries by the Trust on "foreclosed real estate assets" owned by the Trust as of December 31, 1992 and upon the performance of the Trust's reinvestment activities commencing as of January 1, 1993.

     In particular, Mr. Levine was able to earn incentive compensation based upon disposition of foreclosed real estate assets equal to: (i) 1% of the amount of the Trust's secured claims existing as of January 1, 1990 which were converted into cash on or after January 1, 1993; and (ii) 3% of the Trust's unsecured claims existing as of January 1, 1990 which were converted into cash on or after January 1, 1993. Further, Mr. Levine was able to earn annual incentive compensation based upon the performance of the Trust's "reinvestment activities" by comparing the yield on these activities to the yield on five-year Treasury Notes plus 100 basis points ("investment hurdle") as of January 1 of each year (commencing as of January 1, 1993) equal to: (i) $500 for each basis point by which the Trust's rate of return from reinvestment activities exceeded the investment hurdle up to 500 basis points; and (ii) $250 per each basis point by which the rate of return from reinvestment activities exceeded the investment hurdle plus 500 basis points. All incentive compensation earned on reinvestment activities was to be paid 80% in cash and 20% in shares ("Award Shares") of the Trust on March 15 of the year following the period for which the incentive was earned. The agreement also provided that as soon as practicable after December 31, 1997, the aggregate incentive compensation paid in respect of reinvestment activities would be computed on a cumulative basis covering the period January 1, 1993 through December 31, 1997 or the date of employment termination. For purposes of the cumulative computation, the Trust was deemed to realize all profits and gains on the reinvestment activities, but which were not realized. Since the cumulative computation exceeded the actual amount paid to Mr. Levine, the Trust awarded Mr. Levine additional shares of the Trust equal in value to the excess compensation owed to Mr. Levine (the "Additional Incentive Compensation"). For these purposes, the shares were valued at a price equal to $3.75 per share. If the calculation had resulted in Mr. Levine receiving more incentive compensation during the term of the agreement than otherwise reflected by the cumulative computation, Mr. Levine would have been required to forfeit shares to the Trust equal in value to the excess. For these purposes, the number of the shares would be valued at the average price at which they were issued to Mr. Levine under the agreement.

     On September 4, 1997, the Trust and Mr. Levine further amended the former agreement based on an analysis performed by the Trust which indicated that the Trust would owe Mr. Levine Additional Incentive Compensation at the end of calendar year 1997 based on projections of the Trust's asset values. In an effort to remove the uncertainty this may have caused in the Trust's discussions with potential investors, the Trust and Mr. Levine agreed to fix the amount of Additional Incentive Compensation as well as incentive compensation due Mr. Levine for the period January 1, 1997 through August 31, 1997. Under this amendment, the Trust agreed to issue 400,000 shares of beneficial interest in the Trust in respect of this compensation. For purposes of this issuance, the shares were issued at a price equal to the average closing price of the Trust's shares for the five business days ended August 31, 1997, which was $4.812 per share.


                                  STOCK OPTION GRANTS IN 1997 FISCAL YEAR
                                  ---------------------------------------


                                                                                     Potential Realized
                                                                                      Value at Assumed
                                                                                   Annual Rates of Stock
                                                                                     Price Appreciations
                                                                                      for Option Term
                                                                                 ------------------------
    (a)                       (b)          (c)           (d)           (e)            (f)          (g)
                                        % of Total
                          Number of      Options
                          Securities    Granted to
                          Underlying     Employees    Exercise
                           Options       in Fiscal    or Base     Expiration
Name                       Granted         Year        Price         Date             5%           10%
----                     -----------    ----------    --------   ------------     ----------   ----------
Leonard G. Levine . . .      350,000         67%         $5.50    Oct 1, 2007     $1,210,622   $3,067,954

Jay E. Schmidt. . . . .        5,000          1%         $4.08    Jul 7, 2007     $   12,829   $   32,512
                              20,000          4%         $6.38   Nov 18, 2007     $   80,184   $  203,202

Neil D. Hansen. . . . .        5,000          1%         $4.08    Jul 7, 2007     $   12,829   $   32,512
                              20,000          4%         $6.38    Nov 18 2007     $   80,184   $  203,202

Robert G. Higgins . . .        5,000          1%         $4.08    Jul 7, 2007     $   12,829   $   32,512
                              20,000          4%         $6.38   Nov 18, 2007     $   80,184   $  203,202

Joel L. Teglia. . . . .        5,000          1%         $4.08    Jul 7, 2007     $   12,829   $   32,412
                              15,000          3%         $6.38   Nov 18, 2007     $   60,138   $  152,402




                                  AGGREGATED OPTION EXERCISES DURING 1997
                                      AND DECEMBER 1997 OPTION VALUES
                                  ---------------------------------------

                                                     Number of Securities        Value of Unexercised In-
                                                    Underlying Unexercised         the-Money Options at
                      Shares                        Options at December 31              December 31
                    Acquired on
Name                 Exercise     Value Realized   Exercisable/Unexercisable     Exercisable/Unexercisable
----               ------------   --------------   -------------------------     -------------------------

Leonard G. Levine . . .  --             $  --        100,000 / 250,000 (1)                $0 / $0

Jay E. Schmidt. . . . .  --             $  --             0 / 25,000                    $0 / $5,850

Neil D. Hansen. . . . .  --             $  --             0 / 25,000                    $0 / $5,850

Robert G. Higgins . . .  --             $  --             0 / 25,000                    $0 / $5,850

Joel L. Teglia. . . . .  --             $  --             0 / 20,000                    $0 / $5,850


(1) Reflects options granted under Mr. Levine's contract which was executed on March 11, 1998, effective as of
October 1, 1997.


     BOARD OF TRUSTEES REPORT ON EXECUTIVE COMPENSATION

     The Board has not formed a separate committee to review the compensation of executive officers, including those named in the Summary Compensation Table contained in this Proxy Statement. Instead, the Board as a whole is responsible for reviewing and approving executive compensation as well as approving awards made under the Trust's 1997 Omnibus Stock and Incentive Plan (the "Plan").

     The Trust's policy regarding executive compensation is designed to attract and retain high caliber executives and motivate them to superior performance for the benefit of the Trust's shareholders. Base salaries are linked to competitive factors with increases based primarily on merit. In setting cash compensation for the Trust's executive officers, the Board considers the range of amounts paid to executives who are employed in similar positions in companies primarily in the real estate industry with asset size and funds from operations roughly comparable to the Trust, although there is no specific list of entities that is used to make this comparison. With the exception of Mr. Levine, the Trust's President and Chief Executive Officer, whose salary and bonuses are contractually established, the Board reviews all other executives' salaries each year and awards merit increases based on the individual's accomplishments as well as current salary within the range for his or her level. Greater weight is normally given to accomplishment of objectives and standards than to the executive's current salary level within his or her level, although specific weights for each factor have not been established. In addition, salary can be substantially increased if an executive officer is promoted to a higher position with greater responsibilities.

     Under an agreement entered into with the Trust, Mr. Levine is able to earn annual incentive compensation equal to a percentage of his base salary. Payment of the annual incentive is conditioned on the Trust attaining certain financial goals. Mr. Levine has also been granted options to purchase common shares. Over 40% of these options are subject to vesting provisions tied to the performance of the Trust's stock price. To be fully vested, the stock price would have to increase over 75% from the value at which the exercise price was established and must increase at least 50% to become partially vested in the "incentive options."

     The Trust's other executive officers are also eligible to receive annual bonuses. Mr. Levine is generally granted the discretion to make cash awards from a bonus pool established for this purpose. These awards are based primarily on the individual's performance and not typically on the Trust's financial performance, although financial performance may impact the size of the bonus pool. The Trust has also granted options to certain of its other employees and officers. The granting of these options is strictly within the Board's discretion, although Mr. Levine typically makes recommendations regarding these awards. The vesting of these options is typically not subject to the Trust's financial performance, but instead is tied to the individual remaining in the Trust's employment for a certain period of time. All option awards are designed to further incentivize executive performance and to further align the interests of the Trust's officers and employees with those of the Trust's shareholders.

                      Walter E. Auch, Sr.
                      Norman M. Gold
                      Marvin A. Sotoloff

PERFORMANCE GRAPH

     The graph below compares the cumulative total Shareholder return on the Common Shares of the Trust for the last five fiscal years with the cumulative total return on the Standard & Poor's 500 Index and the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") Equity REIT Total Return Index for all equity REITs over the same period (assuming the investment of $100 in the Trust's Common Shares, the S&P 500 Total Return Index and the NAREIT Equity REIT Total Return Index on December 31, 1990, and the reinvestment of all dividends). For the year ended December 31, 1994, the Trust utilized the NAREIT Equity Index for comparison to industry or peer performance. Beginning with the fiscal year ended December 31, 1995, the Trust switched to NAREIT's Equity REIT Total Return Index, which excludes REITs operating health care facilities for comparison to industry or peer performance since management believes that this index provides a more meaningful comparison.


            COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
           AMONG THE COMPANY, THE S&P 500 TOTAL RETURN INDEX
             AND THE NAREIT EQUITY REIT TOTAL RETURN INDEX

Year-End Data          1992    1993    1994     1995    1996    1997
-------------          ----    ----    ----     ----    ----    ----

BSRT. . . . . . . .    100.0  125.57  137.23   155.23  155.66  229.69
S&P 500 Index . . .    100.0  109.99  111.43   153.15  188.29  251.13
NAREIT Equity
 Index. . . . . . .    100.0  119.65  123.45   142.30  192.48  231.47
 (without
 Health Care)

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                              MANAGEMENT

     The following table sets forth information as of May 31, 1998 regarding the number and percentage of outstanding shares of the Trust beneficially owned by: (i) each Trustee; (ii) each executive officer; (iii) all Trustees and executive officers as a group; and (iv) any person known to the Trust to be the beneficial owner of more than five percent of the outstanding Common Shares. Share amounts and percentages shown for each person or entity are adjusted to give effect to Common Shares that are not outstanding but may be acquired by a person or entity upon exercise of all options exercisable by such entity or person within 60 days of May 31, 1998. However, those Common Shares are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.

--------------------------------------------------------------------------
                                             Amount
Name and Address                         of Beneficial        Percent
of Beneficial Owner                        Ownership         of Class
--------------------------------------------------------------------------

FMR Corp. (1)                                1,110,550           8.4%
Fidelity Management & Research Company
Fidelity Low-Priced Stock Fund
Fidelity Management Trust Company
Edward C. Johnson 3d
Abigail P. Johnson
82 Devonshire St. Boston, MA 02109

Magten Asset Management Corp. (2)            1,783,705          13.4%
Mellon Bank, N.A. as Trustee for the
General Motors Employees Domestic
Group Pension Trust
General Motors Investment Management
Corporation
350 East 21st Street
New York, New York  10010

Morgens Waterfall Income Partners,
L.P.(3)                                      2,192,501          16.6%
Restart Partners, L.P.
Restart Partners II, L.P.
Restart Partners III, L.P.
Restart Partners IV, L.P.
Restart Partners V, L.P.
Endowment Restart, L.L.C.
10 East 50th Street
New York, NY  10022

Leonard G. Levine,                             612,504           4.6%
President (4)(5)

Neil D. Hansen,                                 12,961            *
First Vice President (4)

Jay E. Schmidt,                                  2,002            *
Vice President (4)

Joel L. Teglia,                                  1,327            *
Chief Financial
Officer (4)

Robert G. Higgins,                               1,715            *
Vice President,
General Counsel
and Secretary (4)(6)

All Trustees and                               630,509           4.7%
Officers of the Trust,
as a group (eight persons)

--------------------------------------------------------------------------

* less than 1%

(1) FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson (who together with other members of the Johnson family may be deemed to form a controlling group with respect to FMR Corp.) have filed reports with the Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), indicating combined ownership of five percent (5%) or more of the outstanding Common Shares. As of the Record Date, Fidelity Management & Research Company, an investment adviser registered under the Investment Advisers Act of 1940 (the "1940 Act"), and Fidelity Low-Priced Stock Fund, an investment company which it serves as investment adviser, owned 991,750 shares or 7.47% of the outstanding Common Shares. Edward C. Johnson 3d and FMR Corp. each has sole dispositive power over these 991,750 shares, but neither has sole voting power over these shares. As of the Record Date, Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., owned 118,800 shares or .9% of the outstanding Common Shares as a result of serving as investment manager of institutional accounts. Edward C. Johnson 3d and FMR Corp. each has sole voting and dispositive power over these 118,800 Common Shares.

(2) Magten Asset Management Corp. ("Magten") is an investment adviser registered under the 1940 Act. Magten has filed reports with the Commission pursuant to Section 13(d) of the Exchange Act, indicating ownership of five percent (5%) or more of the outstanding Common Shares. Magten has shared dispositive power over 1,897,605 Common Shares, and shared voting power over 1,436,005 Common Shares. The General Motors Employees Domestic Group Pension Trust (the "GM Trust") receives investment management services from General Motors Investment Management Corporation (the "GM Adviser"), an investment adviser registered under the 1940 Act. Magten provides investment management services to the GM Trust. The GM Trust and the GM Adviser have shared voting and dispositive power over 651,055 Common Shares, or 4.9% of the outstanding Common Shares. Each of the GM Trust and the GM Adviser disclaims beneficial ownership of these shares.

(3) Certain affiliates of Morgens Waterfall have filed reports with the Commission pursuant to Section 13(d) of the Exchange Act, indicating combined ownership of five percent (5%) or more of the outstanding Common Shares. As of the Record Date: (i) Morgens Waterfall Income Partners, L.P., owns 83,315 Common Shares, or a 0.6 % ownership interest; (ii) Restart Partners, L.P., owns 418,768 Common Shares, or a 3.2% ownership interest; (iii) Restart Partners II, L.P., owns 692,830 Common Shares, or a 5.2% ownership interest; (iv) Restart Partners III, L.P., owns 482,350 Common Shares, or a 3.7% ownership interest; (v) Restart Partners IV, L.P., owns 304,758 Common Shares, or a 2.3% ownership interest; (vi) Restart Partners V, L.P., owns 100,855 Common Shares, or a .8% ownership interest; (vii) Endowment Restart, L.L.C., owns 109,625 Common Shares, or a .8% ownership interest. Although John C. Waterfall and Edwin H. Morgens do not directly own any Common Shares, each of them may be deemed an indirect beneficial owner of 2,192,501 Common Shares by virtue of their effective control over the operation of each of the affiliated entities listed above. Furthermore, Morgens Waterfall Capital, L.L.C., may be deemed an owner of 83,315 Common Shares by virtue of its position as general partner of Morgens Waterfall Income Partners, L.P.

(4) The business address for each of Messrs. Levine, Hansen, Schmidt, Teglia and Higgins is 150 S. Wacker Drive, Suite 2900, Chicago, Illinois 60606.

(5) Includes options to purchase 100,000 shares.

(6) Includes 343 shares owned by Mr. Higgins' daughter. Mr. Higgins disclaims beneficial ownership of these shares.

     The Trust is not aware of any arrangements, the operation of which may at a subsequent date result in a change of control of the Trust.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Trust's officers and trustees, and persons who own more than ten percent of a registered class of the Trust's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Beneficial Interest and other equity securities of the Trust with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). The SEC requires officers, trustees and greater than ten percent Shareholders to furnish the Trust with copies of all these forms filed with the SEC or the NASD.

     To the Trust's knowledge, based solely upon its review of the copies of these forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Trust believes that all filing requirements applicable to its officers, trustees, and greater than ten percent beneficial owners were complied with during 1997.

               ----------------------------------------

            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective January 1, 1997, the Trust began paying employees directly in contrast to the prior practice of reimbursing Banyan Management Corp. ("BMC") on an hourly basis for the services of BMC's personnel. In prior years, these payroll costs, along with administrative costs, were allocated to the Trust and other entities to which BMC provided administrative services based upon the actual number of hours spent by BMC personnel on matters related to that particular entity in relation to the total number of BMC personnel hours. From January 1, 1997 through September 30, 1997, the Trust shared only certain administrative items, such as office rent and office expenses, with other companies for which BMC provided services. These costs were shared based upon the total hours worked by employees of the Trust relative to total hours worked by employees of BMC and the Trust combined. The Trust's allocable share of costs for the years ended December 31, 1997, 1996 and 1995 amounted to $403,100, $1,275,374 and
$1,443,434, respectively. Beginning October 1, 1997, the Trust paid all of its administrative costs directly and no longer shared these costs with other companies.

     As of December 15, 1997, all Shareholders of BMC, other than the Trust, had terminated their administrative services relationship with, and had surrendered their respective ownership interest in BMC, making the Trust the sole remaining shareholder of BMC. On December 15, 1997, BMC merged into a wholly-owned subsidiary of the Trust, BSRT Management Corp. As a result of the merger, the Trust assumed current liabilities of $101,526, cash of $83,178 and other assets of $64,171. BSRT Management Corp. paid a dividend to the Trust in the amount of $150,000 representing a distribution of its accumulated earnings and profits. This amount has been included in Other Income of the Trust.

     During the fiscal year ended December 31, 1997, the Trust paid no salary to, but purchased legal services from, Robert G. Higgins, the Trust's Vice President, Secretary and General Counsel, in the aggregate amount of $337,672. The Trust also provides Mr. Higgins with office space and equipment. Mr. Higgins does not pay any rent for the use of office space and equipment. Instead, Mr. Higgins provides the Trust with a 20% discount for all time billed to the Trust by Mr. Higgins and his employees.

Mr. Higgins also reimburses the Trust for the cost of two full-time and certain part-time employees. In addition, during the fiscal year ended December 31, 1997, the Trust paid Adam Levine, the son of the Trust's President and Chief Executive Officer, $65,200 for services rendered to the Trust as an employee. The Trust also provided Adam Levine with benefits customarily provided to the Trust's other employees.

            INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The Trust incorporates by reference herein the following document filed pursuant to the Exchange Act under the Trust's Exchange Act File No. 0-15465: (i) the Trust's annual report on Form 10-K for the fiscal year ended December 31, 1997 (as amended on Form 10-K/A filed on April 17,
1998); (ii) quarterly report on Form 10-Q for the quarter ended March 31, 1998; and (iii) current report on Form 8-K dated May 14, 1998, as amended by current report on Form 8-K dated May 29, 1998. All reports and other documents filed by the Trust pursuant to Section 13(a)(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement also shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing these reports and documents. Any statement incorporated or deemed to be incorporated herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that any statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes this statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy

Statement. The Trust will not update this Proxy Statement for events occurring subsequent to the date of this Proxy Statement.

     The Trust hereby undertakes to provide without charge to each person to whom a copy of this Proxy Statement has been delivered, upon written or oral request of the person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to documents, unless these exhibits are specifically incorporated by reference into the document). Requests for these documents should be made to the Investor Relations Department at the Trust's principal executive offices located at 150 South Wacker Drive, Suite 2900, Chicago, Illinois 60606; telephone number (312) 683-3671. A copy of the Trust's annual report on Form 10-K and 10K/A (as amended on Form 10-K/A) for the fiscal year ended
December 31, 1997 is included with this Proxy Statement.


                         STOCKHOLDER PROPOSALS

    No shareholder proposals were received by the Trust for inclusion in this year's proxy statement. If a shareholder wishes to present a proposal to be included in the proxy statement for the next Annual Meeting of Shareholders, the proposal must be submitted in writing and received by the Trust's Secretary at the Trust's offices no later than February 17, 1999.







          ==================================================

             YOUR VOTE IS IMPORTANT.  THE PROMPT RETURN OF
              PROXIES WILL SAVE THE TRUST THE EXPENSE OF
                 FURTHER REQUESTS FOR PROXIES.  PLEASE
               PROMPTLY MARK, SIGN, DATE AND RETURN THE
               ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

          ==================================================

                                ANNEX A

                     SECOND     AMENDED AND RESTATED

                         DECLARATION OF TRUST

                                  OF

                       VMS STRATEGIC LAND TRUST

[Name changed to "Banyan Strategic Realty Trust" by Second Amendment]


     THIS AMENDED AND RESTATED DECLARATION OF TRUST, dated as of March 14,
1986, as amended and restated as of August 8, 1986,    and amended on March
8, 1991 and May 4, 1993 and amended on July 23, 1998,     is hereby
accepted by the undersigned Trustees of VMS STRATEGIC LAND TRUST (the "Trust"), who hereby declare that all property, real, personal or mixed, tangible or intangible or of any other description now held or hereafter acquired by or transferred to them in their capacities as Trustee hereunder, together with the income and profits therefrom and the proceeds thereof, shall be held by them in trust and shall be received, managed and disposed of for the benefit of the Shareholders hereunder and in the manner and subject to the terms and conditions herein provided.


                               ARTICLE I

                        THE TRUST, DEFINITIONS

     1.1 NAME. [This Section was replaced by text set forth in the Second Amendment<STRIKEOUT>.</STRIKEOUT>]

     1.2 PLACE OF BUSINESS. The Trust shall maintain an office, and shall designate a resident agent for the service of process (whose name and address shall be reported from time to time to the Secretary of State of Massachusetts) in Boston, Massachusetts. The Trust may have such other offices or places of business within or without the Commonwealth of Massachusetts as the Trustees may from time to time determine.

     1.3 NATURE OF TRUST. The Trust is a trust or voluntary association of the type referred to in Section 1 of Chapter 182 of the General Laws of the Commonwealth of Massachusetts and commonly known as a business trust. It is intended that the Trust elect to carry on business as a real estate investment trust as described in Sections 856-860 of the Code as soon as and as long as it is deemed by the Trustees to be in the best interest of the Shareholders to make such election; provided, however, that, by affirmative vote of the holders of two-thirds of the outstanding shares, the Shareholders may determine that the Trust shall no longer carry on the business as a real estate investment trust and shall cease to qualify as such under the Code. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general partnership, limited partnership, joint venture, corporation, or joint stock company or association (but nothing herein shall preclude the

Trust from being taxable as an association under Section 856-860 of the
Code) nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be or be treated in any way whatsoever to be, liable or responsible hereunder as partners or joint venturers or as agents of one another. The relationship of the Shareholders to the Trustees shall be solely that of beneficiaries of the Trust and their rights shall be limited to those conferred upon them by this Declaration.

     1.4 PURPOSE OF THE TRUST. The purpose of the Trust is to lend funds secured by real property, by interests in entities which own real property or by a similar security interest, and in general to carry on any other acts in connection with or arising out of the foregoing and to have and exercise all powers that are available to voluntary associations formed under the laws of the Commonwealth of Massachusetts and to do any or all of the things herein set forth to the same extent as natural persons might or could do.

     1.5 DEFINITIONS. The terms defined in this Section 1.5 whenever used in this Declaration shall, unless the context otherwise requires, have the respective meanings hereinafter specified in this Section 1.5. In this Declaration, words in the singular number include the plural and in the plural number include the singular.

     "Advisor." VMS Realty Partners, which, pursuant to the Advisory Agreement, will serve as the initial investment advisor and administrator of the Trust, or any successor Advisor selected by the Trustees; it shall also include any person or entity to which the Advisor subcontracts substantially all of its administrative functions.

     "Affiliate." An Affiliate of, or a person Affiliated with, a specified person, is (i) any person directly or indirectly controlling, controlled by or under common control with another person, (ii) any person owning or controlling 10% or more or the outstanding voting securities or beneficial interests of such other person, (iii) any officer, director, trustee or general partner of such person and (iv) if such other person is an officer, director, trustee or partner of another entity, then the entity for which that person acts in any such capacity.

     "Annual Meeting of Shareholders." The meeting referred to in the first sentence of Section 7.7.

     "Annual Report." The report referred to in Section 7.9.

     "As-Built Appraised Value of the Property" shall mean the land portion of the Appraised Value of the mortgaged property, taking into account the planned development of the property as determined by an MAI appraisal.

     "Average Invested Assets." For any period, the average Total Assets of the Trust, invested, directory or indirectly, in Mortgage Loans before reserves for bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.

     "By-Laws."  The By-Laws referred to in Section 4.4, if adopted.

     "Chairman."  The Advisor   , if any,     shall designate one of the
<STRIKEOUT>Class B</STRIKEOUT> Trustees to be Chairman of the Board of
Trustees. The Chairman shall not have any powers not also delegated to the other <STRIKEOUT>Class B</STRIKEOUT> Trustees, except as expressly provided herein.

<STRIKEOUT>"Class A Trustees." Those Trustees who (i) are not affiliated, directly or indirectly, with the Advisor, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or service as an officer or director of, the Advisor or its Affiliates; (ii) do not serve as a trustee for more than two other REITs organized by the Advisor or its Affiliates; and (iii) perform no other services for the Trust, except as Trustees. An indirect relationship shall include circumstances in which the immediate family of a Trustee has one of the foregoing relationships with the Advisor or the Trust.

"Class B Trustees." Those Trustees who are nominated by the Advisor and who serve one year terms.</STRIKEOUT>

     "Code." The Internal Revenue Code of 1986, as amended, or corresponding provisions of any successor legislation.

     "Commission."  The Securities and Exchange Commission.

     "Declaration." This Declaration of Trust and all amendments or modifications hereof.

        "Independent Trustees" shall mean a person other than an officer or employee of the Trust or its subsidiaries or any other individual having a relationship which, in the opinion of the Board of Trustees, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Trustee.

     "Mortgage Loans." Notes, debentures, bonds and other evidences of indebtedness or obligations which are secured or collateralized by interests in real property.

     "Net Assets." The Total Assets (other than intangibles) of the Trust at cost before deducting depreciation or other non-cash reserves, less total liabilities, calculated at least quarterly according to generally accepted accounting principles on a basis consistently applied.

     "Net Income." The net income of the Trust for any period shall mean total revenues applicable to such period as determined for federal income tax purposes, less the expenses applicable to such period, other than additions to reserves for bad debts or other similar non-cash reserves; for purposes of calculating Operating Expenses, Net Income shall not include the gain from the sale of the Trust's assets.

     "Operating Expenses."   All operating, general and administrative
expenses of the Trust as determine under generally accepted accounting principles, including rent, utilities, capital equipment, salaries, fringe benefits, travel expenses and other administrative items, but excluding the expenses of raising capital, interest payments, taxes, non-cash expenditures (e.g., depreciation, amortization, bad debt reserves), the Subordinated Incentive Fee, and the costs related directly to a specific Mortgage Loan investment by the Trust, such as expenses for originating, acquiring, servicing or disposing of a Mortgage Loan.

     "Registration Statement." The Trust's registration statement on Form S-11 filed with the Securities and Exchange Commission, as amended, relating to the Trust's first public offering of securities.

        "Preferred Shares" shall mean preferred shares of beneficial interest of the Trust, designated by the Board of Trustees and issued pursuant to the Declaration.

     "REIT" and "real estate investment trust." A real estate investment trust as defined in Sections 856-860 of the Code.

<STRIKEOUT>"Shareholders." The registered holders of Shares.</STRIKEOUT>

     "Shares." Shares of beneficial interest of the Trust, evidencing a pro <STRIKEOUT>-</STRIKEOUT>rata ownership interest in the Trust Estate and being of a class having the right to elect the Trustees of the Trust, issued pursuant to the Declaration.

     "Sponsor." Any person directly or indirectly instrumental in organizing, wholly or in part, the Trust or any person who will manage or participate in the management of the Trust, and any Affiliate of any such
person, but excluding   :     (i) a person whose only relationship with the
Trust is that of an independent property manager and whose only
compensation is as such<STRIKEOUT>,</STRIKEOUT>   ;     and (ii) wholly
independent third parties   ;     such as attorneys, accountants and
underwriters whose only compensation is for professional services.

        "Shareholders."  The registered holders of Shares.

     "Total Assets." The book value of all assets of the Trust, determined in accordance with generally accepted accounting principles.

     "Trust."  The Trust created by this Declaration.

     "Trustees." As of any particular time, Trustees holding office under this Declaration at such time, whether they be the Trustees named herein or additional or successor Trustees<STRIKEOUT>, and shall not include the officers, representatives or agents of the Trust not otherwise serving as Trustees or the Shareholders; but nothing herein shall be deemed to preclude the Class B Trustees from also serving as officers, representatives or agents of the Trust or owning Shares</STRIKEOUT>.

     "Trust Estate." The assets of the Trust, the legal title to which is held by the Trustees as Trustees of the Trust and the equitable title to which is evidenced by the Shares and held by the Shareholders.

     "Unimproved Real Property." Property which has each of the following three characteristics: (i) it was not acquired for the purpose of producing rental or other operating income, (ii) there is no development or construction in process on such land, and (iii) there is no development or construction planned in good faith to commence on such land within one year.


                              ARTICLE II

                           INVESTMENT POLICY

     2.1 GENERAL STATEMENT OF POLICY. It is the general policy of the Trust that the Trustees invest the Trust Estate principally in investments which will conserve and protect the Trust's invested capital, produce income and cash which may be used to make cash distributions to Share-holders, and offer the potential for participation in the appreciation realized upon the sale, refinancing or other disposition of the properties which secure such investments. To achieve this objective, the Trustees intend to invest the assets of the Trust principally in junior Mortgage Loans secured by subordinate liens upon Properties not then at their highest and best use, but which the borrower plans to develop, or by interests in entities which own such properties. <STRIKEOUT>The Trustees,
including a majority of the Class A Trustees,</STRIKEOUT>    The
Trustees     shall at least annually review the investment policies of the
Trust to determine that the policies being followed by the Trust are in the best interests of the Shareholders, and each such determination and the basis therefor shall be set forth in the minutes of meetings of the Trustees.

     2.2 ADDITIONAL INVESTMENTS. To the extent that the Trust has assets not otherwise invested in accordance with Section 2.1, the Trustees may invest such assets in:

           2.2.1 mortgage-backed obligations of or guaranteed or insured - by the United States Government or any agencies or political subdivisions thereof;

           2.2.2 other obligations of or guaranteed or insured by the United States Government or by any state, territory or possession of the United States of America or any agencies or political subdivisions thereof;

           2.2.3 shares of other REITs; or

           2.2.4 other investments which qualify as "real estate assets, cash and cash items (including receivables), and Government securities" under Section 856(c)(5)(A) of the Code;

provided, however, that the assets of the Trust shall at all times be invested in a manner which permits the Trust to qualify as a REIT under the Code, so long as the Trust elects to qualify as a REIT.

                              ARTICLE III

                               TRUSTEES

     3.1   NUMBER, TERM OF OFFICE, QUALIFICATION OF TRUSTEES.
<STRIKEOUT>Not later than the effective date of the Registration Statement,
and thereafter, there shall be </STRIKEOUT>   The Board of the Trust shall
be comprised of     no fewer than three nor more than nine Trustees,
<STRIKEOUT>at least a majority of whom shall at all times be Class A
Trustees. At the first meeting of the Class A Trustees and the Class B
Trustees,</STRIKEOUT>    unless one or more Trustees are required to be
added to the Board under the designations of any Preferred Shares, in which case the authorized number of Trustees shall be increased in order to
comply with such designations. At least     a majority of the
Trustees<STRIKEOUT>, including a majority of the Class A Trustees, shall review and ratify the Declaration, as amended. The number of Class A Trustees at any time shall not exceed the number of Trustees who are not
Class A Trustees by more than one</STRIKEOUT>    shall at all times be
Independent Trustees    .  The range in the authorized number of Trustees
may be changed by vote of <STRIKEOUT>the holders of</STRIKEOUT>
   Shareholders holding or having the right to vote     a majority of the
Shares, <STRIKEOUT>and</STRIKEOUT>    provided that     the exact number
   of Trustees     within such range shall be specified by the Trustees
from time to time. <STRIKEOUT>Each Class A Trustee shall hold office for a term of one year or until the election and qualification of his successor. Subject to the provisions of Section 3.4, each Class B Trustee shall hold office for a term of one year or until the election and qualification of his successor. At each Annual Meeting of Shareholders, the Shareholders shall elect successors to the Class A and Class B Trustees, unless the number of Trustees is then being reduced.</STRIKEOUT> There shall be no cumulative voting in the election of Trustees. Trustees may be reelected without limit as to the number of times. A Trustee shall be an individual at least 21 years of age who is not under legal disability. Unless otherwise required by law or by action of the Trustees, no Trustee shall be required to give bond, surety or security in any jurisdiction for the performance of any duties or obligations hereunder. The Trustees in their capacity as Trustees shall not be required to devote their entire time or any specified portion of their time to the business and affairs of the Trust.

     3.2   ELECTION OF TRUSTEES.  The initial Trustees    shall be elected
at the annual meeting of the Shareholders, except as provided in
Sections 3.4 or 3.5, and each Trustee elected     shall hold office until
the <STRIKEOUT>time each such Trustee must stand for re-election pursuant to the provisions of Section 3.1 hereof. The Class A Trustees shall nominate persons to be elected as Class A Trustees or may appoint a committee of Trustees to make such nominations. The Class B Trustees shall
be nominated by the Advisor.</STRIKEOUT>    next annual meeting of the
Shareholders of the Trust and until his or her successor is duly elected and qualified, or until his or her death or retirement or until he or she resigns or is removed in the manner hereinafter provided. Such election shall be by written ballot.

     3.3   COMPENSATION AND OTHER REMUNERATION.     Each
<STRIKEOUT>The Class A</STRIKEOUT>    Independent     Trustee
<STRIKEOUT>s</STRIKEOUT> shall <STRIKEOUT>initially</STRIKEOUT> be entitled
to receive <STRIKEOUT>$15,000</STRIKEOUT>    $20,000     per year for
   his or her     <STRIKEOUT>their</STRIKEOUT> services as
<STRIKEOUT>Trustees hereunder</STRIKEOUT>    an Independent Trustee
<STRIKEOUT>s</STRIKEOUT>    plus $1,000 for each meeting of the Board
attended in person and $500 per hour     <STRIKEOUT>an</STRIKEOUT>    for
each meeting of the Board attended via telephonic conference call    .  The
compensation payable to the Trustees for their services hereunder may be increased or decreased upon the affirmative vote of the holders of a majority of Shares <STRIKEOUT>present and voting, in person or by proxy,</STRIKEOUT> at an Annual Meeting of Shareholders or a special meeting of Shareholders called for that purpose. The <STRIKEOUT>Class B Trustees shall not be entitled to receive, directly or indirectly, any remuneration for services rendered to the Trust in any capacity, including, without limitation, services as an officer of or, consultant to the Trust, legal, accounting or, other professional services, or otherwise. The Class A</STRIKEOUT> Trustees shall be reimbursed for their reasonable expenses incurred in connection with their services as Trustees, including, without limitation, travel to and attendance at meetings of the Board of Trustees and Annual Meetings of Shareholders.

     3.4 RESIGNATION, REMOVAL AND DEATH OF TRUSTEES. A Trustee may resign at any time by giving written notice to the remaining Trustees.
Such resignation shall take effect on the date such notice is given or at any later time specified in the notice. A Trustee may be removed at any time with or without cause by vote or written consent of <STRIKEOUT>the
holders of</STRIKEOUT>    Shareholders holding or having the right to
vote     a majority of the outstanding Shares, and can be removed at a special meeting pursuant to Section 7.7 herein<STRIKEOUT>. A
Class</STRIKEOUT>   , unless the designations of any Preferred Shares
require otherwise, in which case the terms of the designations shall
prevail.      A Trustee may also be removed with cause by a majority of the remaining <STRIKEOUT>Class A Trustees. A Class B Trustee may also be removed with cause by a majority of the remaining Trustees</STRIKEOUT>
   Trustees, unless the designations of any Preferred Shares require
otherwise, in which case the terms of the designations shall prevail    .
For purposes of the immediately preceding sentence "cause" shall include, without limitation, any physical and/or mental inability, due to a condition or illness which is expected to be of permanent or indefinite duration, to perform the duties of a Trustee. Upon the resignation or removal of any Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents, if any, as the remaining Trustees shall reasonably require for the conveyance of any Trust property held in his name, shall account to the remaining Trustees as they require for all property which he holds as Trustee and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his legal representative shall perform the acts, if any, set forth in the preceding sentence and the discharge mentioned therein shall run to such legal representative and to the incapacitated Trustee, or the estate of the deceased Trustee, as the case may be. <STRIKEOUT> If at any time, neither the Sponsor nor any Affiliate thereof is the Advisor, the Class B Trustees theretofore appointed by an Affiliate of the Sponsor shall immediately resign as Class B Trustees and successor Class B Trustees may be appointed by the person who becomes the investment advisor to the Trust, to serve until the next election of Trustees by the Shareholders pursuant to Section 3.4.</STRIKEOUT>

     3.5 VACANCIES. If any or all of the Trustees cease to be Trustees hereunder, whether by reason of resignation, removal, incapacity, death or otherwise, such event shall not terminate the Trust or affect its continuity. Until vacancies are filled, the remaining Trustee or Trustees may exercise the power of the Trustees hereunder. Vacancies among the
<STRIKEOUT>Class A</STRIKEOUT> Trustees (including vacancies created by increases in the number of <STRIKEOUT>Class A</STRIKEOUT> Trustees) shall be filled <STRIKEOUT>for the unexpired term by the remaining Class A Trustee or</STRIKEOUT> by a majority of the remaining <STRIKEOUT>Class A Trustees. Vacancies among the Class B Trustees including vacancies created by increases in the number of Class B Trustees) shall be filled by
appointment by the Advisor</STRIKEOUT>    Trustees,  unless the
designations of any Preferred Shares require otherwise,  in which case the
terms of the designations shall prevail    .  If at any time there shall be
no Trustees in office, successor Trustees shall be elected by
the Shareholders as provided in Section 7.7   ,  unless the designations of
any Preferred Shares require otherwise,  in which case the terms of the
designations shall prevail    .

     3.6 SUCCESSOR AND ADDITIONAL TRUSTEES. The right, title and interest of the Trustees in and to the Trust property, shall also vest in successor and additional Trustees upon their qualification, and they shall thereupon have all the rights and obligations of Trustees hereunder. Such right, title and interest shall vest in the Trustees whether or not conveyancing documents have been executed and delivered pursuant to
Section 3.4 or otherwise. Appropriate written evidence of the election and qualification of successor and additional Trustees shall be filed with the records of the Trust and in such other offices or places as the Trustees may deem necessary, appropriate or desirable. Upon, the resignation, removal or death of a Trustee, he (and in the event of his death, his estate) shall automatically cease to have any right, title or interest in or to any of the Trust property, and the right, title and interest in such Trustee in and to the Trust Estate shall vest automatically in the remaining Trustees without any further act.

     3.7   ACTIONS BY TRUSTEES.   The Trustees may act with or without a
meeting. A quorum for all meetings of the Trustees shall be a majority of the Trustees<STRIKEOUT>, so long as a majority of the Class A Trustees are present in such quorum</STRIKEOUT>. Unless specifically provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present at such meeting if a quorum is present, or without a meeting by written consent of all of the Trustees.

The acquisition of any investment shall require the approval of the majority of the Trustees. Any action taken by the Trust in which the Spon-sor, the Advisor or their Affiliates have an interest must be approved by a majority of the <STRIKEOUT>Class A</STRIKEOUT> Trustees. In addition, any investment, distribution, payment or disposition of assets or funds between the Trust and the Sponsor, the Advisor or a Trustee or any of their respective Affiliates require the additional approval of a majority of the Trustees who are not parties to the transaction or Affiliates of any person or entity (other than the Trust) who is a party to the transaction. Any agreement, deed, mortgage, lease or other instrument or writing executed by any one or more of the Trustees or by any one or more authorized persons shall be valid and binding upon the Trustees and upon the Trust when authorized by action of the Trustees or as approved in the By-Laws, if the same are adopted. Trustees may conduct meetings by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

      An annual meeting of the Trustees shall be held at substantially the same time as the Annual Meeting of Shareholders. Regular meetings shall be held at least four times per year at such times as shall be fixed by the Trustees. No notice shall be required of an annual or a regular meeting of Trustees.

     Special meetings of the Trustees shall be called by the Chairman upon the request of any two Trustees and may be called by the Chairman on his own motion, on not less than two days' notice to each Trustee if the meeting is to be held in person, and/or not less than eight hours' notice if the meeting is to be held by conference telephone or similar equipment. Such notice, which shall state the purpose of the meeting, shall be by oral, telegraphic, telephonic or written communication stating the time and place therefor. Notice of any special meeting need not be given to any Trustee entitled thereto who submits a written and signed waiver of notice, either before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

      Regular or special meetings of the Trustees may be held within or without the Commonwealth of Massachusetts, at such places as shall be designated by the Trustees. The Trustees may adopt such rules and regulations for their conduct and the management of the affairs of the Trust as they may deem proper and as are not inconsistent with this De-claration.

     3.8   <STRIKEOUT>CLASS A</STRIKEOUT>    INDEPENDENT     TRUSTEES.  In
order that a majority of the Trustees shall at all times be
<STRIKEOUT>Class A</STRIKEOUT>    Independent     Trustees, if, at any
time, by reason of one or more vacancies, there shall not be such a majority, then within 90 days after such vacancy occurs, the continuing
<STRIKEOUT>Class A</STRIKEOUT>    Independent     Trustee or Trustees then
in office shall appoint, pursuant to Section 3.5, a sufficient number of
other persons who are <STRIKEOUT>Class A</STRIKEOUT>    Independent
Trustees, so that there shall be such a majority. Notwithstanding the provisions of Section 3.1, of the preceding sentence of this Section 3.8, or of any other provision of this Declaration of Trust, however, there shall be no requirement as to the election, appointment or incumbency of,
or as to any action by, <STRIKEOUT>Class A</STRIKEOUT>    Independent
Trustees at any time that all of the outstanding Shares of the Trust are owned by the Advisor and Affiliated persons of the Advisor, and by employees of the Advisor and of such Affiliated persons.

     3.9   COMMITTEES.  The Trustees may appoint from among their number an executive committee and such other standing committees, including without limitation, audit and nominating committees, or special committees as the Trustees determine. Each standing committee shall consist of three or more members, a majority of whom shall be <STRIKEOUT>Class A</STRIKEOUT>
   Independent     Trustees.  Each committee shall have such powers, duties
and obligations as may be required by any governmental agency or other regulatory body or as the Trustees may deem necessary and appropriate.

     3.10  RESIGNATION OF <STRIKEOUT>CLASS A</STRIKEOUT>
   INDEPENDENT     TRUSTEES.  In the event that a person elected as
<STRIKEOUT>a Class A</STRIKEOUT>    an Independent     Trustee ceases to be
an Independent Trustee, <STRIKEOUT>such Trustee shall cease to be a Class A Trustee</STRIKEOUT> and if, as a result, a majority of Trustees are no
longer <STRIKEOUT>Class A</STRIKEOUT>    Independent     Trustees, such
person shall immediately resign as a Trustee and such vacancy shall be filled in a manner consistent with Sections 3.5, 3.6 and 3.8 hereof.


                              ARTICLE IV

                           TRUSTEES' POWERS

     4.1 POWER AND AUTHORITY OF TRUSTEES. The Trustees, subject only to the specific limitations contained in this Declaration, shall have, without further or other authorization, and free from any power of control on the part of the Shareholders, full, absolute and exclusive power, control and authority over the Trust Estate and over the business and affairs of the Trust to the same extent as if the Trustees were the sole owners thereof in their own right, and to do all such acts and things as in their sole judgment and discretion are necessary or incidental to, or desirable for, the carrying out of any of the purposes of the Trust or conducting the business of the Trust. Any determination made in good faith by the Trustees of the purposes of the Trust or the existence of any power or authority hereunder shall be conclusive and each such determination and the basis therefor shall be set forth in the minutes of meetings of the Trustees. In construing the provisions of this Declaration, the presumption shall be in favor of the grant of powers and authority to the Trustees. The enumeration of any specific power or authority herein shall not be con-strued as limiting the general powers or authority or any other specified power or authority conferred herein by statute or rule of law upon the Trustees.

     4.2 SPECIFIC POWERS AND AUTHORITIES. Subject only to the express limitations contained in this Declaration and in addition to any powers and authorities conferred by this Declaration or which the Trustees may have by virtue of any present or future statute or rule of law, the Trustees, without any action or consent by the Shareholders shall have and may exercise, at any time, and from time to time, the following powers and authorities which may or may not be exercised by them in their sole judgment and discretion, and in such manner, and upon such terms and conditions as they may, from time to time, deem proper:

           4.2.1 to retain, invest and reinvest the capital or other funds of the Trust and, for such consideration as they deem proper, to purchase or otherwise acquire for cash or other property or through the issuance of Shares or other securities of the Trust and hold for investment real or personal property of any kind, tangible or intangible, in entirety or in participation and to possess and exercise all the rights, powers and privileges appertaining to the ownership of the Trust Estate with respect thereto;

           4.2.2 to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, pledge, hypothecate, grant security interests in, encumber, negotiate, convey, transfer or otherwise dispose of or grant interests in all or any portion of the Trust Estate by deeds, financing statements, security agreements and other instruments, trust deeds, assignments, bills of sale, transfers, leases or mortgages, for any of such purposes;

           4.2.3 to enter into leases, contracts, obligations, and other agreements for a term extending beyond the term of office of the Trustees and beyond the possible termination of the Trust or for a lesser term;

           4.2.4 to borrow money and give negotiable or non-negotiable instruments therefor; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of third parties; to enter into other obligations on behalf of the Trust; and to assign, convey, transfer, mortgage, subordinate, pledge, grant security interests in, encumber or hypothecate the Trust Estate to secure any of the foregoing;

           4.2.5 to lend money, whether secured or unsecured, to any person, including any person affiliated with the Trust or the Advisor;

           4.2.6 to create reserve funds for any purpose;

           4.2.7 to incur and pay out of the Trust Estate any charges or expenses, and disburse any funds of the Trust, which charges, expenses or disbursements are, in the opinion of the Trustees, necessary or incidental to or desirable for the carrying out of any of the purposes of the Trust or conducting the business of the Trust, including, without limitation, taxes and other governmental levies, charges and assessments, of whatever kind or nature, imposed upon or against the Trustees in connection with the Trust or the Trust Estate or upon or against the Trust Estate or any part thereof, and for any of the purposes herein;

           4.2.8 to deposit funds of the Trust in or with banks, trust companies, savings and loan associations, money market organizations and other depositories or issuers of depository-type accounts, whether or not such deposits will draw interest or be insured, the same to be subject to withdrawal or redemption on such terms and in such manner and by such person or persons (including any one or more Trustees, officers, agents or representatives) as the Trustees may determine;

           4.2.9 to possess and exercise all the rights, powers and privileges appertaining to the ownership of any or all mortgages or securities issued or created by, or interests in, any person, forming part of the Trust Estate, to the same extent that an individual might and, without limiting the generality of the foregoing, to vote or give consent, request or notice, or waive any notice, either in person or by proxy or power of attorney, with or without power of substitution, to one or more persons, which proxies and powers of attorney may be for meetings or action generally or for any particular meeting or action, and may include the exercise of discretionary powers;

           4.2.10 to enter into joint ventures, general or limited partnerships and any other lawful combinations or associations;

           4.2.11 to elect or appoint officers of the Trust (none of whom needs be a Trustee), who may be removed or discharged at the discretion of the Trustees, such officers to have such powers and duties, and to serve such terms, as may be prescribed by the Trustees or by the By-Laws of the Trust, if adopted, or as may pertain to such offices;

           4.2.12 subject to the provisions of Article 5, to retain an Advisor and to pay the Advisor for its services so retained;

           4.2.13     subject to the provisions of Sections 8.5 and 8.6,
to engage or employ any persons as agents, representatives, employees or independent contractors (including without limitation, real estate advisors, investment advisors, transfer agents, registrars, underwriters, accountants, attorneys at law, real estate agents, managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, in connection with the management of the Trust's affairs or otherwise, and to pay compensation from the Trust for services in as many capacities as such person may be so engaged or employed and notwithstanding that any such person is, or is an Affiliated person of, a <STRIKEOUT>Class B</STRIKEOUT> Trustee or officer of the Trust, and, except as prohibited by law, to delegate any of the powers and duties of the Trustees to any one or more Trustees, agents, representatives, officers, employees, independent contractors or other persons, including the Advisor, provided, however, that no such delegation shall be made to an Affiliated person of the Advisor except with
the approval of a majority of the    Independent     Trustees;

           4.2.14 to determine whether moneys, securities or other assets received by the Trust shall be charged or credited to income or capital or allocated between income and capital, including the power to amortize or fail to amortize any part or all of any premium or discount, to treat all or any part of the profit resulting from the maturity or sale of any asset, whether purchased at a premium or at a discount, as income or capital, or apportion the same between income and capital, to apportion the sales price of any asset between income and capital, and to determine in what manner any expenses or disbursements are to be borne as between income and capital, whether or not in the absence of the power and authority conferred by this subsection such moneys, securities or other assets would be regarded as income or as capital or such expense or disbursement would be charged to income or to capital; to treat any dividend or other distribution on any investment as income or capital or to apportion the same between income and capital; to provide or fail to provide reserves for depreciation, amortization, doubtful collection, or obsolescence in respect of all or any part of the Trust Estate subject to depreciation, amortization, collection, or obsolescence in such amounts and by such methods as they shall determine; and to determine the method or form in which the accounts and records of the Trust shall be kept and to changed from time to time such method or form;

           4.2.15 to determine from time to time the value of all or any part of the Trust Estate and of any services, securities, property or other consideration to be furnished to or acquired by the Trust, and from time to time to revalue all or any part of the Trust Estate in accordance with such valuations or other information, which valuations or other information may be provided by the Advisor and or by other persons retained for the purpose, as the Trustees, in their sole judgment, may deem necessary;

           4.2.16 to collect, sue for and receive all sums of money coming due to the Trust, and to engage in, intervene in, prosecute, join, defend, compound, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, con-troversies, demands or other litigation relating to the Trust, the Trust Estate or the Trust's affairs, to enter into agreement therefor, whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding arbitration, adjudication or settlement thereof;

           4.2.17 to renew, modify, release, compromise, extend, - consolidate or cancel, in whole or in part, any obligation to or of the Trust;

           4.2.18 subject to Section 8.4 below, to purchase and pay for out of the Trust Estate insurance contracts and policies insuring the Trust Estate against any and all risks and insuring the Trust, the Trustees, the Shareholders, the officers of the Trust, the Advisor or any or all of them, against any and all claims and liabilities of every nature asserted by any person arising by reason of any action alleged to have been taken or omitted by the Trust or by the Trustees, Shareholders, officers or the Advisor;

           4.2.19 to cause legal title to any of the Trust Estate to be held by or in the name of the Trust or one or more of the Trustees or any other person as the Trustees may determine, on such terms and in such manner and with such powers (not inconsistent with Section 1.1), and with or without disclosure that the Trust or Trustees are interested therein;

           4.2.20 to adopt an accounting method for the Trust, and from time to time to change such accounting method, and to engage a firm of independent certified public accountants to audit the financial records of the Trust;

           4.2.21 to adopt and use a seal (but the use of a seal shall not be required for the execution of instruments or obligations of the Trust);

           4.2.22 with respect to any securities issued by the Trust, to provide that the same may be signed by the manual signature of one or more Trustees or officers, or persons who have theretofore been Trustees or officers or by the facsimile signature of any such person (with or without countersignature by a transfer agent, registrar, authenticating agent or other similar person), and to provide that ownership of such securities may be conclusively evidenced by the books and records of the Trust or in any appropriate evidence of the Trust without the necessity of any certificate, all as determined by the Trustees from time to time to be consistent with normal commercial practices;

           4.2.23     to declare and pay cash distributions to
Shareholders as provided in Section 7.5   , subject to any restrictions set
forth in the designations of any Preferred Shares    ;

           4.2.24     to adopt a distribution reinvestment or similar
such plan for the Trust, and to provide for the cost of the administration
thereof to be borne by the Trust   , subject to any restrictions set forth
in the designations of any Preferred Shares    ;

           4.2.25 to file any and all documents and take any and all such other action as the Trustees in their sole judgment may deem necessary in order that the Trust may lawfully conduct its business in any jurisdiction;

           4.2.26 to participate in any reorganization, readjustment, consolidation, merger, dissolution, sale or purchase of assets, lease or similar proceedings of any corporation, partnership or other organization in which the Trust shall have an interest and in connection therewith to delegate discretionary powers to any reorganization, protective or similar committee and to pay assessments and other expenses in connection
therewith   , subject to any restrictions set forth in the designations of
any Preferred Shares    ;

           4.2.27 to determine whether or not, at any time or from time to time, to attempt to cause the Trust to qualify or to cease to qualify as a real estate investment trust for federal income tax purposes, and to take all action deemed by the Trustees appropriate in connection with maintaining or ceasing to maintain such qualification;

           4.2.28 to do all other such acts and things as are incident to the foregoing, and to exercise all powers which are necessary or useful to carry on the business of the Trust, to promote any of the purposes for which the Trust is formed, and to carry out the provisions of this Declaration; and

           4.2.29 in the event that either (a) the assets of the Trust would constitute "plan assets" for purposes of ERISA or (b) the transactions contemplate hereunder would constitute "prohibited transactions" under ERISA or the Code and an exemption for such transactions is not obtainable, or not sought by the Trustees, from the United States Department of Labor, to (1) restructure the Trust's activities to the extent necessary to comply with any exemption in any final plan asset regulation adopted by the Department of Labor or to comply with any requirement the Department of Labor might impose as a condition to granting a prohibited transaction exemption, and/or (2) terminate the offering of Shares or compel a dissolution and termination of the Trust. The Trustees are empowered to amend such provisions to the minimum extent they believe is necessary in accordance with the advice of accountants and/or counsel to comply with any applicable federal or state legislation, rules, regulations, administrative pronouncements or interpretations and/or judicial interpretations thereof after the date of this Declaration. Such amendment(s) made by the Trustees in reliance upon the advice of competent accountants or counsel described above shall be deemed to be made pursuant to the fiduciary obligation of the Trustees to the Trust and Shareholders, and no such amendment shall give rise to any claim or cause of action by any Shareholder.

     4.3 INVESTMENT OPPORTUNITIES. All Trustees must present investment opportunities which comply with the Trust's investment policies to the Trust prior to engaging in such investments themselves.

     4.4 BY-LAWS. The Trustees may, but are not required to, make, adopt, amend or repeal By-Laws containing provisions relating to the business of the Trust, the conduct of its affairs, its rights or powers and the rights or powers of its Shareholders, Trustees or officers not incon-sistent with law or with this Declaration. Such By-Laws may provide for the appointment of assistant officers or agents of the Trust, subject, however, to the right of the Trustees to remove or discharge such officers or agents.

                               ARTICLE V

          ADVISOR AND OTHER AGENTS; ANNUAL OPERATING EXPENSES

     5.1 EMPLOYMENT OF ADVISOR, EMPLOYEES AND AGENTS. The Trustees are responsible for the general policies of the Trust and for such general supervision of the business of the Trust conducted by all officers, agents, employees, advisors, managers or independent contractors of the Trust as may be necessary to insure that such business conforms to the provisions of this Declaration. However, the Trustees shall have the power <STRIKEOUT>to
</STRIKEOUT>   and may, but are not obligated to,     retain an Advisor
and/or to appoint, employ or contract with any person <STRIKEOUT>(including any corporation, partnership, or trust in which one or more of the Class B Trustees may be directors, officers, stockholders, partners or trustees but not including any person so related to a Class A Trustee)</STRIKEOUT> as the Trustees may deem necessary, or proper for the transaction of the business of the Trust, and for such purpose may grant or delegate such authority to any such person as the Trustees may in their sole discretion deem necessary or desirable without regard to whether such authority is normally granted or delegated by trustees; provided, however, that any determination to retain an Advisor which is an <STRIKEOUT>affiliated person
of a Class B Trustee</STRIKEOUT>    Affiliate     shall be valid only if
made or ratified with the approval of a majority of the <STRIKEOUT>Class A</STRIKEOUT> Trustees; and provided further that any such delegation shall not preclude the qualification of the Trust as a REIT under the Code. No advisory contract with an <STRIKEOUT>Affiliated person of a Class B
Trustee</STRIKEOUT>    Affiliate     shall be entered into or renewed
without the approval of a majority of the <STRIKEOUT>Class A
</STRIKEOUT>Trustees.

     It shall be the duty of the Trustees (a) to evaluate the performance of the Advisor before entering into or renewing an advisory contract; (b) to monitor the administrative procedures, investment operations, and performance of the Trust and the Advisor; and (c) to determine from time to time but at least annually that the total fees and expenses of the Trust are reasonable in light of the investment experience of the Trust, its Net Assets, its Net Income, and the fees and expenses of other comparable advisors in real estate, with each such determination reflected in the minutes of the Trustees' meetings.

     The Trustees, subject to the approval of a majority of the
<STRIKEOUT>Class A</STRIKEOUT>    Independent     Trustees, and subject to
the provisions of Section 5.4, shall have the power to determine the terms and compensation of the Advisor or any other person whom they may employ or with whom they may contract. The Trustees may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf or the Trustees, and to make executive decisions which conform to general policies and general principles previously established by the Trustees.

     5.2 TERM. The Trustees shall not enter into any contract with an Advisor unless such contract has an initial term of not more than one year, provides for annual renewal or extension thereafter and provides that it may be terminated at any time by the Trustees, without cause, upon 60 days written notice or by the Advisor, without penalty, upon 120 days written notice. Any agreement with the Advisor may be terminated by a majority of
the <STRIKEOUT>Class A</STRIKEOUT>    Independent     Trustees.  If the
Agreement with the Advisor is terminated, the Advisor will cooperate with the Trust and take all reasonable steps requested to assist the Trustees in making an orderly transition of the advisory function. The Trustees shall determine that any successor Advisor possesses sufficient qualifications (a) to perform the advisory function for the Trust and (b) to justify the compensation provided for in its contract with the Trust.

     5.3 ACTIVITIES OF ADVISOR. The Advisor may render advice and services to the Trust as its sole and exclusive function, or engage in other activities including, without limitation, the rendering of advice to other investors and the management of other investments or other real estate investment trusts with similar investment objectives, including, without limitation, investors and investments advised, sponsored or organized by the Advisor. The Trustees may request the Advisor to engage in certain other activities which complement the Trust's investments. Nothing in this Declaration shall limit or restrict the right of any director, officer, employee or shareholder of the Advisor, whether or not also a Trustee, officer or employee of the Trust, to engage in any other business or to render services of any kind to any other partnership, corporation, firm, individual, trust or association. The Advisor may, with respect to any loan or other investment in which the Trust may participate or allot a participation, render advice and service, with or without remuneration, to each and every participant in that loan or other investment.

     5.4 ANNUAL OPERATING EXPENSES. The annual Operating Expenses of the Trust shall not exceed the greater of (a) 2% of the Average Invested Assets of the Trust or (b) 25% of the Net Income of the Trust for such
year.  <STRIKEOUT>The</STRIKEOUT>    If the Trust engages an Advisor, the
agreement with the     Advisor shall    require the Advisor to
reimburse the Trust for the amount by which the aggregate annual expenses paid or incurred by the Trust exceed the limitations herein provided, within 60 days after the end of such year.

     In the event the Shares are listed for trading on the American Stock Exchange or included for quotation on Nasdaq, then, if required for listing or quotation, each contract with the Advisor shall also provide that, so
long as the Shares are listed or quoted   ,     the Advisor will reimburse
the Trust<STRIKEOUT>,</STRIKEOUT> within 120 days after the end of the Trust's fiscal year<STRIKEOUT>,</STRIKEOUT> for any amount by which the aggregate compensation paid by the Trust to the Advisor with respect to such fiscal year exceeds the compensation permitted to be paid by the Trust to the Advisor pursuant to the listing guidelines, as applicable from time to time, of the American Stock Exchange or Nasdaq, as the case may be.

     The Trust shall send to its Shareholders quarterly a statement setting forth: (i) the ratio of the costs of raising capital during the quarter to the capital raised; and (ii) the aggregate amount and type of fees paid to the Advisor and all Affiliates of the Advisor by the Trust and by third parties doing business with the Trust who make such payments for the account of the Trust.

     5.5   ADVISOR COMPENSATION.  The <STRIKEOUT>Class A</STRIKEOUT>
   Independent     Trustees shall at least annually review generally the
performance of the Advisor   , if any,     in order to determine whether
the compensation which the Trust has contracted to pay to the Advisor is within the limits set forth in this Declaration and is reasonable in relation to the nature and quality of services performed and whether the provisions of the contract with the Advisor are being carried out. The
<STRIKEOUT>Class A</STRIKEOUT>    Independent     Trustees have a fiduciary
duty to the Shareholders to supervise the relationship of the

Trust with the Advisor in all respects, including the level of compensation. Each such determination shall be based on such of the following and other factors as the <STRIKEOUT>Class A</STRIKEOUT>
   Independent     Trustees deem relevant, and shall be reflected in the
minutes of the meetings of the Trustees:

           5.5.1 the size of the fees payable to the Advisor in relation to the size, composition and profitability of the portfolio of the Trust;

           5.5.2 the success of the Advisor in generating opportunities that meet the investment objectives of the Trust;

           5.5.3 the rates charged to other REITs and to investors other than REITs by advisors performing similar services;

           5.5.4 additional revenues realized by the Advisor and its Affiliates through their relationship with the Trust, whether paid by the Trust or by others with whom the Trust does business;

           5.5.5 the quality and extent of service and advice furnished to the Trust by the Advisor;

           5.5.6 the performance of the investment portfolio of the Trust, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and

           5.5.7 the quality of the portfolio of the Trust in relationship to any investments generated by the Advisor for its own account.


                              ARTICLE VI

PROHIBITED ACTIVITIES

     6.1 PROHIBITED INVESTMENTS AND ACTIVITIES. The Trust shall not engage in any of the following investment practices or activities:

           6.1.1 invest in any foreign currency, bullion or commodities or commodities future, contracts or effect short sales of commodities or securities;

           6.1.2 invest in contracts for the sale of real estate unless such contracts are recordable in the chain of title;

           6.1.3 issue (a) "redeemable securities," "face amount certificates of the installment type" or "periodic payment plan certificates," all as defined in the Investment Company Act of 1940, (b)
<STRIKEOUT>more than one class of equity security (excluding warrants,
rights, options and convertible obligations)</STRIKEOUT>   [reserved]    ,
(c) nonvoting or assessable securities (other than debt securities), and (d) convertible or nonconvertible debt securities to the public unless the historical cash flow of the Trust or the substantiated future cash flow of the Trust, excluding extraordinary items, is sufficient to cover the interest of the debt securities;

           6.1.4 grant options, warrants or rights to purchase Shares at exercise prices less than the fair market value of such Shares on the date of grant and for consideration (which may include services) that in the judgment of the Trustees has a market value less than the value of such option, warrant or right on the date of grant; any such options, warrants or rights to purchase Shares issued to the Advisor, Trustees, Sponsor or their Affiliates shall be on the same terms as those sold to the public and shall not exceed an amount equal to 10% of the number of outstanding Shares on the date of the grant;

           6.1.5 engage in underwriting or the agency distribution of securities issued by others;

           6.1.6 invest more than 10% of Total Assets of the Trust in Unimproved Real Property or indebtedness secured by a deed of trust or Mortgage Loans on Unimproved Real Property;

           6.1.7 engage in trading, as compared with investment, activities or in any other activity which would have the effect of causing the Trust to fail to qualify as a REIT under the Code;

           6.1.8    [Reserved]     <STRIKEOUT>allow the aggregate
borrowings of the Trust, secured and unsecured, to exceed 200% of the Net Assets of the Trust; or borrow, on an unsecured basis, if such borrowing will result in an asset coverage of less than 300% ("asset coverage" means the ratio which the value of the total assets, less all liabilities and indebtedness except indebtedness for unsecured borrowings, bears to the aggregate amount of all unsecured borrowings of the Trust).</STRIKEOUT>

           6.1.9 acquire securities in any company holding investments or engaging in activities prohibited by this Section 6.1;

           6.1.10 the Trust may not make junior Mortgage Loans except where the principal amount of such junior Mortgage Loans (excluding interest and working capital and interest reserves) plus the outstanding amount of senior debt does not exceed 85% of the As-Built Appraised Value of the Property, unless a majority of the Independent Trustees determine that an increased amount is justified by additional credit or collateral; the Trust may not make a junior Mortgage Loan which is subordinate to a mortgage held by the Advisor, Trustees, Sponsors or Affiliates of the Trust;

           6.1.11     purchase property from the Sponsor, the
Advisor<STRIKEOUT>, the Trustees</STRIKEOUT>    or any Trustee     or their
Affiliates, unless (i) a majority of the Trustees <STRIKEOUT>(including a majority of the Class A Trustees)</STRIKEOUT> not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Trust and at a price to the Trust no greater than the cost of the asset to such Sponsor, Advisor, Trustee or Affiliate thereof, or, (ii) if the price to the Trust is in excess of such costs, that substantial justification for such excess exists and such excess is not unreasonable; in no event shall the cost of such asset to the Trust exceed its current appraised value as determined by a qualified independent real estate appraiser selected by the <STRIKEOUT>Class A
Trustees</STRIKEOUT>    Trustees not otherwise interested in such
transaction    ; or (b) sell property to the Sponsor, the Advisor,
<STRIKEOUT>the Trustees</STRIKEOUT>    any Trustee     or their Affiliates;

           6.1.12 borrow funds from the Sponsor or its Affiliates unless the interest and other financing charges or fees received by the Sponsor or its Affiliates do not exceed the amount which would be charged by unrelated lending institutions on comparable loans for the same purpose;

           6.1.13 purchase insurance either through or from any Affiliate of the Advisor or the Sponsor, unless: (i) before a master insurance policy covering all the Trust's assets is placed through such brokerage services, there will have been received quotations from two independent insurance brokers relating to the proposed coverage, which quotations shall be upon coverage and terms comparable to those proposed to
be provided by the Affiliate   ,     and such Affiliate shall not provide
such insurance brokerage services unless it can obtain such insurance at a cost which is no greater than the lowest of the two unaffiliated insurance agency quotations for such master insurance policy; and (ii) if at any time the Affiliates cease to derive at least 75% of their business from insurance commissions with respect to insurance written for individuals, partnerships, corporations, trusts or other entities which are not Affiliates of the Advisor or the Sponsor, the Affiliates shall not write any further insurance on behalf of the Trust or on properties then owned by it;

           6.1.14 invest in equity securities of any nongovernmental issuer, including other REITs or limited partnerships, for a holding period in excess of 18 months; such investments in entities affiliated with the Advisor or its Affiliates will not be permitted unless a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Trust; or

           6.1.15 issue its Shares on a deferred payments basis or other similar arrangement.

     6.2 OBLIGOR'S DEFAULT. Notwithstanding any provision in any Article of this Declaration, when an obligor to the Trust is in default under the terms of any obligation to the Trust, the Trustees shall have the power to pursue any remedies permitted by law which in their sole judgment are in the interest of the Trust and the Trustees shall have the power to enter into any necessary investment, commitment or obligation of the Trust resulting from the pursuit of such remedies that are necessary or desirable to dispose of property acquired in the pursuit of such remedies.

     6.3 PERCENTAGE DETERMINATIONS. Whenever standards contained in this Article VI are expressed in terms of a percentage, whether of value, total assets, cost or otherwise, such percentage shall be determined at the time of the approval of a Mortgage Loan by the Trust for a transaction covered by such standard hereunder.


                              ARTICLE VII

SHARES AND SHAREHOLDERS

     7.1   <STRIKEOUT>SHARES</STRIKEOUT>    TRUST ESTATE    .  The
beneficial interest in the Trust shall be divided into
<STRIKEOUT>transferable units of a single class, all of which are designated as Shares, each without par value, and each Share shall be identical in all respects with every other Share. Each Share shall entitle the holder thereof to one vote on all matters upon which Shareholders are entitled to vote. The total number of Shares which the</STRIKEOUT>
   shares of beneficial interest.  The     Trust shall have authority to
issue <STRIKEOUT>shall be unlimited. The </STRIKEOUT>   an unlimited number
of common shares of beneficial interest, no par value per share (the "Shares"), and ___ million shares of preferred shares of beneficial interest, no par value per share (the "Preferred Shares"). The Preferred Shares may be issued on such rights, preferences and designations as determined by the Trustees, including without limitation such rights, preferences and designations which grant the holders of Preferred Shares rights in the Trust Estate superior to those rights of the holders of
Shares.  The Shares and Preferred     Shares may be issued for such
consideration as the Trustees shall determine, including   ,     upon the
conversion of convertible debt, or by way of <STRIKEOUT>Share</STRIKEOUT>
   share     distribution or <STRIKEOUT>Share</STRIKEOUT>    share
split in the discretion of the Trustees.  Subject to Section 7.12 hereof,
outstanding    Shares or Preferred     Shares shall be
<STRIKEOUT>transferable</STRIKEOUT>    transferrable     and assignable in
like manner<STRIKEOUT>,</STRIKEOUT> as are shares of    common stock or
preferred     stock of a Massachusetts business corporation.  Shares    or
Preferred Shares     reacquired by the Trust shall no longer be deemed
outstanding and shall have no voting or other rights unless and until
reissued.  Shares    or Preferred Shares     reacquired by the Trust may be
<STRIKEOUT>canceled</STRIKEOUT>    cancelled     by action of the Trustees.

All Shares    or Preferred Shares     shall be fully paid and
<STRIKEOUT>nonassessable</STRIKEOUT>    non-assessable     by or on behalf
of the Trust upon receipt of full consideration for which they have been issued or without additional consideration if issued by way of
<STRIKEOUT>Share</STRIKEOUT> distribution, <STRIKEOUT>Share</STRIKEOUT>
split, or upon the conversion of convertible debt.
<STRIKEOUT>The</STRIKEOUT>    Neither the     Shares    nor the Preferred
Shares     shall <STRIKEOUT>not</STRIKEOUT> entitle the holder to
preference, preemptive, conversion or exchange rights of any kind, except
as the Trustees may specifically determine with respect to any Shares    or
Preferred Shares     at the time of issuance of such
<STRIKEOUT>Shares</STRIKEOUT>    shares, as set forth in the applicable
designations (in the case of Preferred Shares),     and except as
specifically required by law.

     7.2 LEGAL OWNERSHIP OF TRUST ESTATE. The legal ownership of the Trust Estate and the right to conduct the business of the Trust are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest in the Trust conferred by their Shares issued hereunder and they shall have no right to compel any partition, division, dividend or distribution of the Trust or any of the Trust Estate, nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares.

     7.3 SHARES DEEMED PERSONAL PROPERTY. The Shares shall be personal property and shall confer upon the holders thereof only the interest and rights specifically set forth in this Declaration.

The death, insolvency or incapacity of a Shareholder shall not dissolve or terminate the Trust or affect its continuity nor give his legal representative any rights whatsoever, whether against or in respect of other Shareholders, the Trustees or the Trust Estate or otherwise except the sole right to demand and, subject to the provisions of this Declara-tion, the By-Laws, if adopted, and any requirements of law, to receive a new certificate for Shares registered in the name of such legal representative, in exchange for the certificate held by such Shareholder.

     7.4 SHARE RECORD; ISSUANCE AND TRANSFERABILITY OF SHARES. Records shall be kept by or on behalf of and under the direction of the Trustees, which shall contain the names and addresses of the Shareholders, the number of Shares held by them respectively, and the number of certificates, if any, representing the Shares, and in which there shall be recorded all transfers of Shares. The persons in whose names Shares are so recorded shall be deemed the absolute owners of such Shares for all purposes of this Trust; but nothing herein shall be deemed to preclude the Trustees or officers, or their agents or representatives from inquiring as to the actual ownership of Shares. Until a transfer is duly registered on the records of the Trust, the Trustees shall not be affected by any notice of such transfer, either actual or constructive. The payment thereof to the person in whose name any Shares are registered on the records of the Trust or to the duly authorized agent of such person (or if such Shares are so registered in the names of more than one person, to any one of such persons or to the duly authorized agent of such person) shall be sufficient discharge for all distributions payable or deliverable in respect of such Shares.

     In case of the loss, mutilation or destruction of any certificate for Shares, the Trustees may issue or cause to be issued a replacement certificate on such terms and subject to such rules and regulations as the Trustees may from time to time prescribe. Nothing in this Declaration shall impose upon the Trustees or a transfer agent a duty, or limit their rights, to inquire into adverse claims.

     Any issuance, redemption or transfer of Shares which would operate
   to     disqualify the Trust as a real estate investment trust for federal income tax purposes, is null and void, and such transaction will be cancelled when so determined in good faith by the Trustees.

     7.5 DISTRIBUTIONS TO SHAREHOLDERS. The Trustees shall declare and pay to Shareholders quarterly distributions in cash, out of current or accumulated income, capital, capital gains, principal, surplus, proceeds from the increase or refinancing of Trust obligations, from the repayment of loans made by the Trust, from the sale of portions of the Trust Estate, or from any other source as the Trustees in their discretion shall determine within 45 days after the last day of each fiscal quarter during which the "real estate investment trust taxable income" (as defined in Code
Section 856(b)(2)) of the Trust was greater than zero; but, in any event, the Trustees, shall, from time to time, declare and pay to the Shareholders such distributions as may be necessary to continue to qualify the Trust as a real estate investment trust, so long as such qualification, in the opinion of the Trustees, is in the best interest of the Shareholders. Shareholders shall have no right to any distribution unless and until declared by the Trustees. The date for determining the Shareholders who are entitled to participate in such distributions shall be such date as the Trustees shall designate. The Trustees shall furnish the Shareholders at the time of each such distribution with a statement in writing advising as to the source of the funds so distributed or, if the source thereof has not then been determined, a written statement disclosing the source shall be sent to each Shareholder who received the distribution not later than 75 days after the close of the fiscal year in which the distribution was made.

     7.6 TRANSFER AGENT, DISTRIBUTION, DISBURSING AGENT AND REGISTRAR. The Trustees shall have power to employ one or more transfer agents, distribution disbursing agents, distribution reinvestment plan agents and registrars and to authorize them on behalf of the Trust to keep records, to hold and disburse any distributions and to have and perform powers and duties customarily had and performed by transfer agents, distribution disbursing agents, distribution reinvestment plan agents and registrar as may be conferred upon them by the Trustees.

     7.7 SHAREHOLDERS' MEETINGS AND CONSENTS. The Trustees shall cause to be called and held an Annual Meeting of Shareholders at such time and such place as they may determine, at which Trustees shall be elected and any other proper business may be conducted. The Annual Meeting of Shareholders shall be held within six months after the end of each fiscal year, after not fewer than 10 days nor more than 60 days written notice of such meeting has been sent to Shareholders by the Trustees and not less than 30 days after delivery to the Shareholders of the Annual Report for the fiscal year then ended. Special meetings of Shareholders may be called by a majority of the Trustees <STRIKEOUT>or a majority of the Class A Trustees</STRIKEOUT>, and shall be called by the
<STRIKEOUT>Chairman</STRIKEOUT>    Board of Trustees     upon the written
request of Shareholders holding    or having the right to vote     not less
than 10% of the outstanding Shares of the Trust. Within 45 days after receipt of a written request either in person or by registered mail stating the purpose of the meeting requested by Shareholders, the Trust shall provide all Shareholders written notice (either in person or by mail) of a meeting and the purpose of such meeting to be held on a date not fewer than 20 days nor more than 60 days before the date of such meeting, at a time and place convenient to Shareholders. The call and notice of any special meeting shall state the purpose of the meeting and no other business shall be considered at such meeting. If there shall be no Trustees, a special meeting of the Shareholders shall be held promptly for the election of
successor Trustees.    Notwithstanding anything contained in this Section
7.7 to the contrary, the Trustees may grant to the holders of Preferred Shares the right to call a special meeting, as set forth in the designations of the applicable Preferred Shares.

     A majority of the outstanding Shares entitled to vote at any meeting represented in person or by proxy shall constitute a quorum at such meeting. Whenever Shareholders are required or permitted to take any action, such action may be taken, except as otherwise provided by this Declaration or required by law, by a majority of the votes cast at a meeting of Shareholders at which a quorum is present by holders of Shares entitled to vote thereon, or without a meeting by written consent setting forth the action so taken signed by the holders of a majority of the outstanding Shares entitled to vote thereon or such larger proportion thereof as would be required for a vote of Shareholders at a meeting. Any written consent may be revoked by a writing received by the Trust prior to, but not after, the time that written consents of the number of Shares required to authorize the proposed action have been filed with the Trust. Notwithstanding this or any other provision of this Declaration, no vote or consent of Shareholders shall be required to approve the sale, exchange or other disposition, pledging, hypothecating, granting security interests in, mortgaging, encumbering or leasing by the Trustees of less taken half of the assets of the Trust or upon the liquidation and dissolution of the Trust in the ordinary course.

     7.8 PROXIES. Whenever the vote or consent of Shareholders is required or permitted under this Declaration, such vote or consent may be given either directly by the Shareholder or by a proxy. The Trustees may solicit such proxies from the Shareholders or any of them in any matter requiring or permitting the Shareholders' vote or consent.

     7.9 REPORTS TO SHAREHOLDERS. The Trustees shall cause to be prepared and mailed to the Shareholders not later than 120 days after the close of each fiscal year of the Trust, and in any event not less than 15 days prior to the Trust's annual meeting of Shareholders, a report of the business and operation of the Trust during such fiscal year, which report shall constitute the accounting of the Trustees for such fiscal year. The report shall be in such form and have such content as the Trustees deem
proper, but shall in any event include   :     (a) a balance sheet, an
income statement and a statement of changes in financial position, each prepared in accordance with generally accepted accounting principles, shall be audited by an independent certified public accountant thereon, and shall be accompanied by the report of such accountant
thereon<STRIKEOUT>,</STRIKEOUT>   ;     and (b) a description of the
material terms and circumstances of any transactions between the Trust and the Sponsor, the Advisor, any Trustee, Officer of any Affiliate thereof,
including   ,     without limitation   ,     purchases
from<STRIKEOUT>,</STRIKEOUT> loans to or from<STRIKEOUT>,</STRIKEOUT> or joint ventures with the Trust, and a statement that a majority of the Trustees and a majority of the disinterested <STRIKEOUT>Class A</STRIKEOUT> Trustees determined that such transactions were fair and reasonable to the Trust and on terms not less favorable than those available from unaffiliated third parties.

     7.10 FIXING RECORD DATE. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof or for the purpose of any other action, the Trustees shall fix a date not more than 60 days prior to the date of any meeting of Shareholders or distribution payment or other action as a record date for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to take any other action. Any Shareholder who was a Shareholder at the time so fixed shall be entitled to vote at such meeting or adjournment thereof or to take such other action, even though he has since that date disposed of his Shares, and no Shareholder becoming such after that date shall be so entitled to vote at such meeting or any
adjournment thereof or to take such other action.    The provisions of this
Section 7.10 shall not limit the rights of holders of Preferred Shares to vote at any special meeting, as set forth in the designations of the applicable Preferred Shares.

     7.11 NOTICE TO SHAREHOLDERS. Any notice of meeting or other notice, communication or report to any Shareholder shall be deemed duly delivered to such Shareholder when such notice, communication or report is deposited, with postage thereon prepaid, in the United States mail, addressed to such Shareholder at his address as it appears on the records of the Trust or is delivered in person to such Shareholder.

     7.12 SHAREHOLDERS' DISCLOSURE; TRUSTEES' RIGHT TO REFUSE TO TRANSFER SHARES; LIMITATION ON HOLDINGS; REDEMPTION OF SHARES.

           7.12.1 The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of the Shares as the Trustees deem necessary to comply with Sections 856-860 of the Code or to comply with the requirements of any taxing authority or governmental agency.

           7.12.2 Whenever it is deemed by them to be reasonably necessary to protect the tax status of the Trust as a REIT, the Trustees may require a statement or affidavit from each proposed transferee of Shares setting forth the number of Shares already owned by him and any related person specified in the form prescribed by the Trustees and, in connection therewith, if the proposed transfer may jeopardize the qualification of the Trust as a REIT, the Trustees shall have the right, but not a duty, to refuse to transfer the Shares to the proposed transferee. All contracts for the sale or other transfer of Shares shall be subject to this provision.

           7.12.3 Notwithstanding any other provision of this Declaration of Trust to the contrary and subject to the provisions of subsection 7.12.5, no person shall at any time directly or indirectly acquire ownership in the aggregate of more than 9.9% of the outstanding Shares of the Trust (the "Limit"). Shares owned by a person or group of persons in excess of the Limit at any time shall be deemed "Excess Shares."

For the purposes of this Section 7.12, "person" shall have the meaning set forth in Section 7701(a)(1) of the Code, and shall also mean any partnership, limited partnership, syndicate or other group deemed to be a "person" pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; and a person shall be deemed to own (a) Shares actually owned by such person, (b) Shares constructively owned by such person after applying the rules of Section 544 of the Code, and (c) Shares of which such person is beneficial owner as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934. All Shares which any person has the right to acquire upon exercise of outstanding rights, options and warrants, and upon conversion of any securities convertible into Shares, if any, shall be considered outstanding for purposes of the Limit if such inclusion will cause such person to own more than the Limit.

           7.12.4 The Trustees, by notice to the holder thereof, may redeem any or all Shares that are Excess Shares (including Shares that remain or become Excess Shares because of the decrease in outstanding shares resulting from such redemption); and from and after the date of giving of such notice of redemption ("Redemption Date") the Shares called for redemption shall cease to be outstanding and the holder thereof shall cease to be entitled to dividends, voting rights and other benefits with respect to such Shares excepting only the right to payment by the Trust of the redemption price determined and payable as set forth in the following two sentences. Subject to the limitation on payment set forth in the following sentence, the redemption price of each Excess Share called for redemption shall be the average daily per Share closing sales price if the Shares of the Trust are listed on a national securities exchange, and if the Shares are not so listed shall be the mean between the average per Share closing bid and asked prices, in each case during the 30 calendar day period ending on the business day prior to the Redemption Date, or if there have been no sales on a national securities exchange and no published bid quotations and no published asked quotations with respect to Shares of the Trust during such 30 calendar day period, the redemption price shall be the price determined by the Trustees in good faith. Unless the Trustees determine that it is in the interest of the Trust to make earlier payment of all of the amount determined as the redemption price per Share in accordance with the preceding sentence, the redemption price shall be payable only upon the liquidation of the Trust and shall not exceed an amount which is the sum of the per Share distributions designated as liquidation distributions and return of capital distributions declared with respect to unredeemed Shares of the Trust of record subsequent to the Redemption Date, and no interest shall accrue with respect to the period subsequent to the Redemption Date to the date of such payments; provided, however, that in the event that within 30 days after the Redemption Date the person from whom the Excess Shares have been redeemed sells (and notifies the Trust of such sale) a number of the remaining Shares owned by him at least equal to the number of such Excess Shares (and such sale is to a person in whose hands the Shares sold would not be Excess Shares), then the Trust shall rescind the redemption of the Excess Shares if following such rescission such person would not be the holder of Excess Shares, except that if the Trust receives an opinion of its counsel that such rescission would jeopardize the tax status of the Trust as a REIT then the Trust shall in lieu of rescission make immediate payment of the redemption price.

           7.12.5 The Limit set forth in Section 7.12.3 shall not apply to acquisitions of Shares pursuant to a cash tender offer made for all outstanding Shares of the Trust (including securities convertible into Shares) in conformity with applicable federal and state securities laws where a majority of the outstanding Shares (not including Shares or securities convertible into Shares held by the tender offerer and/or any "affiliates" or "associates" thereof within the meaning of the Act) are duly tendered and accepted pursuant to the cash tender offer; nor shall the Limit apply to the acquisition of Shares by an underwriter in a public offering of Shares, or in any transaction involving the issuance of Shares by the Trust, in which a majority of the Trustees determine that the underwriter or other person or party initially acquiring such Shares will make a timely distribution of such Shares to or among other holders such that, following such distribution, none of such Shares will be Excess Shares.

           7.12.6 The Trustees in their discretion may exempt from the Limit ownership of certain designated Shares while owned by a person who has provided the Trustees with evidence and assurance acceptable to the Trustees that the qualification of the Trust as a REIT would not be jeopardized thereby.

           7.12.7 Notwithstanding any other provisions of this Declaration of Trust to the contrary, any purported acquisition of Shares of the Trust which would result in the disqualification of the Trust as a REIT shall be null and void, ab initio.

           7.12.8 Nothing contained in this Section 7.12 or in any other provision of this Declaration of Trust shall limit the authority of the Trustees to take such other action as they deem necessary or advisable to protect the Trust and the interests of the Shareholders by preservation of the Trust's qualification as a REIT under Section 856-860 of the Code.

           7.12.9 If any provision of this Section 7.12 or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extend necessary to comply with the determination of such court. To the extent this Section 7.12 may be inconsistent with any other provision of this Declaration of Trust, this
Section 7.12 shall be controlling.

     7.13 INSPECTION BY SHAREHOLDERS. The Trust will maintain a list of the names and addresses of all Shareholders as part of its books and records. Inspection of the Trust's books and records (including a list of Shareholders) by a state securities administrator shall be permitted upon request upon reasonable notice and during normal business hours. Inspection of the books and records of the Trust by the Shareholders shall
be permitted to the same extent as permitted under the laws of    the
Commonwealth of     Massachusetts applicable to business corporations.


                             ARTICLE VIII

                  LIABILITY OF TRUSTEES, SHAREHOLDERS
                    AND OFFICERS, AND OTHER MATTERS

     8.1   LIMITATION OF LIABILITY OF TRUSTEES AND OFFICERS.  The Trustees
<STRIKEOUT>, officers and Advisor</STRIKEOUT> of the Trust shall be deemed
to be in a fiduciary relationship to the Shareholders.  No Trustee    ,
<STRIKEOUT>or</STRIKEOUT> officer    , employee or other agent     of the
Trust shall be liable to the Trust or to any Trustee or Shareholder for any
act or omission of any other Trustee, Shareholder, officer   ,
<STRIKEOUT>or </STRIKEOUT> agent    or employee     of the Trust or be held
to any personal liability whatsoever in tort, contract or otherwise   ,
in connection with the affairs of this Trust if it is determined that such
person acted in good faith and in a manner he    or she     reasonably
believed to be in, or not opposed to, the best interests of the Trust,
unless such liability was the result of    gross     negligence or
misconduct by the    person     <STRIKEOUT>Trustee</STRIKEOUT>.

     8.2   LIMITATION OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OFFICERS.

The Trustees and officers in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust are, and shall be deemed to be, acting as Trustees or officers of the Trust and not in their own individual capacities. Except to the extent provided in Section 8.1, no Trustee, officer or Shareholder shall be liable for any debt, claim, demand, judgment, decree, liability or obligation of any kind of, against or with respect to the Trust arising out of any action taken or omitted for or on behalf of the trust and the Trust shall be solely liable therefor and resort shall be had solely to the Trust Estate for the payment or performance thereof. Each Shareholder shall be entitled to pro rata indemnity from the Trust Estate if, contrary to the provisions hereof, such Shareholder shall be held to any such personal liability.

     8.3 EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS. As far as practicable, the Trustees shall cause any written instrument creating an obligation of the Trust to include a reference to this Declaration and to provide that neither the Shareholders nor the Trustees nor the officers of the Trust shall be liable thereunder and that the other parties to such instrument shall look solely to the Trust Estate for the payment of any claim of such obligation. The omission of this provision from any such instrument shall not render the Shareholders or any Trustee or officer of the Trust liable nor shall the Trustees or any officer of the Trust be liable to anyone for such omission.

     8.4   INDEMNIFICATION.  Any person made a party to any action, suit or proceeding or against whom a claim or liability is asserted by reason of the fact that he, his testator or intestate was or is a Trustee,
<STRIKEOUT>Advisor,</STRIKEOUT> officer, employee or other agent acting on behalf of the Trust shall be indemnified and held harmless by the Trust against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claim<STRIKEOUT>s</STRIKEOUT> sustained by them in connection with the Trust, provided that (a) such person has determined, in good faith, that the course of conduct which caused the loss or liability
was in the best interest   s     of the Trust, (b) such liability or loss
was not the result of    gross     negligence or misconduct by such person,
and (c) such indemnification or agreement to hold harmless is recoverable
only out of the assets of the Trust and not from the    personal assets of
any     Shareholder<STRIKEOUT>s</STRIKEOUT>.  Indemnification will not be allowed for any liability imposed by judgment, and costs associated therewith, including attorneys' fees, arising from or out of a violation of state or federal securities laws associated with the offer and sale of the Shares. Indemnification will not be allowed for losses, liabilities, settlements and related expenses of lawsuits alleging securities law violations unless (1) a court approves the settlement and finds that indemnification of the settlement and related costs should be made, or (2) there has been a dismissal with prejudice or a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee. Any person seeking indemnification shall apprise the court of the position of the Securities and Exchange Commission and the Massachusetts Securities Division with respect to indemnification for securities law violations, before seeking court approval for indemnification. The Trust may <STRIKEOUT>not</STRIKEOUT> advance funds to
   any     <STRIKEOUT>any</STRIKEOUT> <STRIKEOUT>a</STRIKEOUT> person for legal expenses and other costs incurred as <STRIKEOUT>a result of any legal action initiated against such person by a shareholder of the Trust. The Trust may advance funds to a person for legal expenses and other costs
incurred as</STRIKEOUT>    , a     result of a legal action    initiated
against     <STRIKEOUT>if the following three</STRIKEOUT>    two
<STRIKEOUT>conditions are satisfied</STRIKEOUT>:  (i) the legal action
relates  to the performance of duties or services by    the
<STRIKEOUT>such</STRIKEOUT> person on behalf of the Trust; <STRIKEOUT>(ii)
the legal action is initiated by a third party who is not a Shareholder of
the Trust; and (iii)</STRIKEOUT>    and (ii)     such person agrees in
writing to repay the advanced funds to the Trust if it is ultimately
determined that he     or she     is not entitled to indemnification by the
Trust as authorized herein.  The rights accruing to any person under these
provisions shall not exclude any other right to which he     or she     may
be lawfully entitled, nor shall anything contained herein restrict
   the     <STRIKEOUT>such</STRIKEOUT> right of    any person
<STRIKEOUT>a Trustee</STRIKEOUT> to contribution as may be available under applicable law. The Trust shall have power to purchase and maintain liability insurance on behalf of any person entitled to indemnity hereunder, including the Trustees, but the Trust shall not incur the cost of that portion of liability insurance which insures any party against any
liability for which he    or she     could not be indemnified under this
Declaration.

     8.5 RIGHT OF TRUSTEES AND OFFICERS TO OWN SHARES OR OTHER PROPERTY AND TO ENGAGE IN OTHER BUSINESS. Any Trustee or officer may acquire, own, hold and dispose of Shares in the Trust, for his individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he were not a Trustee or officer. any Trustee or officer may have personal business interests and may engage in personal business activities, which interests and activities may include the acquisition, syndication, holding, management, development, operation or investment in, for his own account or for the account of others, interests in real property or persons engaged in the real estate business. Subject to the provisions of Article V and Section 3.10, any Trustee or officer may be interested as trustee, officer, director, stockholder, partner, member, Advisor or employee, or otherwise have a direct or indirect interest in any person who may be engaged to render advice or services to the Trust, and may receive compensation from such person as well as compensation as Trustee, officer or otherwise hereunder and no such activities shall be deemed to conflict with his duties and powers as Trustee or officer.

     8.6 TRANSACTIONS WITH AFFILIATES. The Trust shall not engage in transactions with the Sponsor, the Advisor, any Trustee, officer or any Affiliated person of such Advisor, Trustee or officer, except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the
<STRIKEOUT>Class A</STRIKEOUT>    Independent     Trustees who are not
interested parties in the transactions after a determination by them that:

           8.6.1 the transaction is fair and reasonable to the Trust and its Shareholders;

           8.6.2 the terms of such transaction are at least as favorable as the terms of any comparable transactions made on an arm's length basis;

           8.6.3 payments to the Advisor or to any Trustee or officer for services rendered in a capacity other than that as
<STRIKEOUT>Advisor,</STRIKEOUT> Trustee, or officer may only be made upon determination that:

                 a. the compensation is not in excess of their compensation paid for any comparable services; and

                 b. the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with any of the parties involved.

     The Trust may enter into joint investments with Affiliates of the Advisor if a majority of the Trustees (including a majority of the
<STRIKEOUT>Class A</STRIKEOUT>    Independent     Trustees) approve the
joint investment as being fair and reasonable to the Trust and on substantially the same terms and conditions as those of the other Affiliates participating in the joint investment. In connection with such a joint investment, both the Trust and the Affiliate would be required to approve any material decisions concerning the investment, including refinancings and capital improvements.

     8.7 PERSONS DEALING WITH TRUSTEES OR OFFICERS. Any act of the Trustees or officers purporting to be done in their capacity as such shall, as to any persons dealing with such Trustees or officers, be conclusively deemed to be within the purposes of this Trust and within the powers of the Trustees and officers. No person dealing with the Trustees or any of them, or with the authorized officers, agents or representatives of the Trust shall be bound to see to the application of any funds or property passing into their hands or control. The receipt of the Trustees or any of them, or of authorized officers, agents or representatives of the Trust, for moneys or other consideration, shall be binding upon the Trust.


                              ARTICLE IX

                   DURATION, TERMINATION, AMENDMENT
                      AND REORGANIZATION OF TRUST

     9.1   DURATION AND TERMINATION OF TRUST.  The <STRIKEOUT>Trustees
will use reasonable efforts to terminate the Trust within approximately 15 years from the date of this Declaration of Trust. However, it shall be in the absolute discretion of the Trustees to determine in good faith such termination date as will be in the best interest of the Shareholders of the Trust, taking into consideration the investments of the Trust at the time
at which termination is considered</STRIKEOUT>    duration of the Trust
shall be perpetual unless a majority of the Trustees shall determine that
the Trust should be terminated and liquidated    . Any determination by the
Trustees of the date upon which termination shall occur shall be reflected in a vote of or written instrument signed by a majority of all of the Trustees then in office, including a majority of the <STRIKEOUT>Class
A</STRIKEOUT>    Independent     Trustees; provided that the Trust shall be
subject to termination at any time by the vote or consent of <STRIKEOUT>the
holders of</STRIKEOUT>    Shareholders holding or having the right to
vote     a majority of the outstanding Shares entitled to vote thereon.

           9.1.1 Upon the termination of the Trust;

                 a. the Trust shall carry on no business except for the purpose of winding up its affairs;

                 b. the Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Estate to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business (and provided that the Trustees may, if permitted by applicable law, and if they deem it to be in the best interest of the Shareholders, appoint a liquidating trustee or agent or other entity to perform one or more of the foregoing functions); and

                 c.   after paying or adequately providing for the
payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, and after payment in full of the liquidation preferences to holders of any Preferred Shares as required under the applicable designations of Preferred
Shares,     the Trustees or any liquidating trust, agent or other entity appointed by them, shall distribute the remaining Trust Estate among the Shareholders, pro rata, according to the number of Shares held by each.

     If any plan for the termination of the Trust approved by
<STRIKEOUT>the holders of</STRIKEOUT>    Shareholders holding or having the
right to vote     two-thirds of the outstanding Shares and agreeable to a
majority of the Trustees provides for actions of the Trustees other than as aforesaid, the Trustees shall have full authority to take all action as in their opinion is necessary or appropriate to implement such plan.

           9.1.2 After termination of the Trust and distribution to the Shareholders as provided herein or in any such plan so approved by the Shareholders, the Trustees shall execute and include among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder and the rights and interests of all Shareholders hereunder shall thereupon cease.

<STRIKEOUT>No person dealing with the Trust or any person or persons purporting to act as Trustees shall at any time (whether or not after 15 years from the date of this Declaration of Trust) have any obligation to inquire whether or not the Trust is terminated.</STRIKEOUT>

     9.2 MERGER, ETC. Upon the vote or written consent of a majority of the Trustees, <STRIKEOUT>including a majority of the Class A Trustees,</STRIKEOUT> and with the approval of <STRIKEOUT>the holders
of</STRIKEOUT>    Shareholders holding or having the right to vote     two-
thirds of the Shares then outstanding, at a meeting the notice for which included a statement of the proposed action, the Trustees may (a) merge the Trust into, or sell, convey and transfer the Trust Estate to, any corporation, association, trust or other organization, which may or may not be a subsidiary of the Trust, in exchange for shares or securities thereof, or beneficial interests therein, or other consideration, and the assumption by such transferee of the liabilities of the Trust and (b) thereupon
terminate the Trust and, subject to this Section 9    and in compliance
with the designations of any Preferred Shares    , distribute such shares,
securities, beneficial interests or other consideration ratably among the Shareholders in redemption of their Shares; provided, however, that: (i) the Shareholders would, thereafter, be the sole equity owners of such entity; and (ii) such entity and the Shareholders would thereafter be subject to federal income tax in much the same manner as they were so long as the Trust qualified as a REIT.

     9.3 AMENDMENT PROCEDURE. This Declaration may be amended by the vote or written consent of a majority of the Trustees and of <STRIKEOUT>the
holders of</STRIKEOUT>    Shareholders holding or having the right to
vote     a majority of the outstanding Shares; provided, however, that no amendment which
would reduce the priority of payment or amount payable to holders of Shares of the Trust upon liquidation of the Trust or that would diminish or eliminate any voting rights pertaining to holders of Shares shall be made unless approved by the vote or consent of <STRIKEOUT>the holders
of</STRIKEOUT>    Shareholders holding or having the right to vote     two-
thirds of the outstanding Shares; provided further, however, that a majority of the Trustees <STRIKEOUT>(including a majority of the Class A Trustees)</STRIKEOUT> without the vote or consent of Shareholders may at any time amend the Declaration to the extent deemed by the Trustees in good faith to be necessary (i) to clarify any ambiguities or correct any inconsistencies; (ii) to meet the requirements for qualification as a real estate investment trust under Sections 856-860 of the Code or any interpretation thereof by a court or other governmental agency of competent jurisdiction, but the Trustees shall not be liable for failing so to do;
(iii) (a) to restructure the Trust's activities to the extent necessary to comply with any exemption in the final plan asset regulation adopted by the Department of Labor, including establishing a fixed percentage of Shares permitted to be held by Qualified Plans or other Tax-Exempt Entities, discontinuing sales to such investors after a given date as necessary to obtain a prohibited transaction exemption from the Department of Labor and/or (b) to terminate the offering or to compel a dissolution and termination of the Trust. Actions by the Trustees pursuant to the third paragraph of Section 1.1 hereof or pursuant to Subsection 10.3.1 hereof that result in amending this Declaration may also be effected without vote or consent of any Shareholder.

     9.4 ACTIONS PRIOR TO FIRST PUBLIC SALE OF SHARES. Notwithstanding any other provision of this Declaration, at such time as there is only one holder of all of the outstanding Shares and prior to the issuance of Shares pursuant to a registration statement under the Securities Act of 1933, said holder of all of the outstanding Shares may, without any vote or consent of the Trustees: (i) amend this Declaration in whole or in part; (ii) terminate this Trust; (iii) remove and/or replace any of all of the Trustees; and (iv) instruct the investment and disposition of any funds or properties held by the Trustees.


                               ARTICLE X

                             MISCELLANEOUS

     10.1 APPLICABLE LAW. This Declaration of Trust is made in The Commonwealth of Massachusetts; the situs, domicile and residency of the Trust for all purposes is Massachusetts; and the Trust is created under and is to be governed by and construed and administered according to the laws of such Commonwealth, including the Massachusetts Business Corporation Law as the same may be amended from time to time, to which reference is made with the intention that matters not specifically covered herein or as to which an ambiguity may exist shall be resolved as if the Trust were a Massachusetts business corporation, but the reference to such Business Corporation Law is not intended to and shall not give the Trust, the Trustees, the Shareholders or any other person any right, power, authority or responsibility available only to or in connection with an entity organized in corporate form.

     10.2 FILING OF COPIES; REFERENCES; HEADINGS. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein," "hereof," and "hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. The masculine gender shall include the feminine gender and the neuter. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

     10.3  PROVISIONS OF THE TRUST IN CONFLICT WITH LAW OR REGULATIONS.

           10.3.1 The provisions of this Declaration are severable and if a majority of the Trustees <STRIKEOUT>(including a majority of the Class A Trustees)</STRIKEOUT> shall determine, with the advice of counsel, that any one or more of such provision (the "Conflicting Provisions") would have the effect of preventing the Trust from qualifying as a real estate investment trust under Sections 856-860 of the Code (and if the Trustees have determined the Trust should elect to be taxed as a REIT under the
Code) or are in conflict with other applicable federal or state laws or regulations, the Conflicting Provisions shall be deemed never to have constituted a part of the Declaration; provided, however, that such determination by the Trustees shall not affect or impair any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted (including but not limited to the election of Trustees) prior to such determination. A certification signed by a majority of the Trustees setting forth any such determination and reciting that it was duly adopted by the Trustees, or a copy of this Declaration, with the Conflicting Provisions removed pursuant to such a determination, signed by a majority of the Trustees, shall be conclusive evidence (except as to Shareholders, as to whom it shall only be prima facie evidence) of such determination when included in the records of the Trust. The Trustees shall not be liable for failure to make any determination under this
Section 10.3.1. Nothing in this Section 10.3.1 shall in any way limit or affect the right of the Trustees to amend this Declaration as provided in
Section 9.3.

           10.3.2 If any provision of this Declaration shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Declaration, and this Declaration shall be carried out as if any such invalid or unenforceable provisions were not contained herein.

     10.4 BINDING EFFECT; SUCCESSOR IN INTEREST. Each person who becomes a Shareholder shall, as a result thereof, be deemed to have agreed to and to be bound by the provisions of this Declaration of Trust. This Declaration shall be binding upon and inure to the benefit of the Trustees and the Shareholders and each of their respective successors, assigns, heirs, distributees and legal representatives.

     IN WITNESS WHEREOF, the undersigned have executed this    Second
Amended and Restated Declaration of Trust of VMS Strategic Land Trust as of the date set forth above.



                            ------------------------------
                            Walter E. Auch, Sr.,
                            <STRIKEOUT>Class A </STRIKEOUT>
                               Independent     Trustee



                            ------------------------------
                            Norman M. Gold,
                            <STRIKEOUT>Class A</STRIKEOUT>
                               Independent     Trustee



                            ------------------------------
                            Marvin A. Sotoloff,
                            <STRIKEOUT>Class A </STRIKEOUT>
                               Independent     Trustee

                         ADDRESSES OF TRUSTEES
                         ---------------------



Walter E. Auch, Sr.
c/o Banyan Strategic Realty Trust
150 South Wacker Drive
Suite 2900
Chicago, Illinois 60606


Norman M. Gold
Altheimer & Gray
333 West Wacker Drive
Suite 2600
Chicago, IL  60606


Marvin A. Sotoloff
Equity Resources
101 North Wacker Drive
Suite 230
Chicago, Illinois 60606

                            FIRST AMENDMENT
                                TO THE
               AMENDED AND RESTATED DECLARATION OF TRUST
                                  OF
                       VMS STRATEGIC LAND TRUST



     The undersigned, desiring to amend the Amended and Restated Declaration of Trust (the "Declaration of Trust") of VMS Strategic Land Trust (the "Trust"), under the applicable provisions of the laws of the Commonwealth of Massachusetts and Sections 1.1 and 9.3 of the Declaration of Trust, hereby makes and executes the following Certificate of Amendment.

     The Declaration of Trust, dated as of March 14, 1986 and amended and restated as of August 8, 1986 was filed in the office of the Secretary of State of the Commonwealth of Massachusetts on March 26, 1986.

     This First Amendment to the Declaration of Trust is for the purpose of changing the name of the Trust from VMS Strategic Land Trust to Banyan Strategic Land Trust.

     1. Section 1.1 of the Declaration of Trust is hereby amended in its entirety to read as follows:

     "1.1 Name.    The trust created by this Declaration of Trust, herein
referred to as the "Trust," shall be known by the name "BANYAN STRATEGIC LAND TRUST." So far as may be practicable, legal and convenient, the affairs of the Trust shall be conducted and transacted under that name, which name shall not refer to the Trustees individually or personally or to the Shareholders of the Trust, or to any officers, employees or agents of the Trust or the Trustees.

     Under circumstances in which the Trustees determine that the use of the name "BANYAN STRATEGIC LAND TRUST" is not practicable, legal and convenient, they may as appropriate use and adopt another name under which the Trust may hold property or operate in any jurisdiction. Legal title to all the properties subject from time to time to this Declaration of Trust shall be transferred to, vested in and held by the Trustees as joint tenants with right of survivorship as Trustees of this Trust, and not individually, except that the Trustees shall have the power to cause legal title to any property of this Trust to be held by and/or in the name of one or more of the Trustees, or any other person as nominee, on such terms, in such manner, and with such powers as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected.

     IN WITNESS WHEREOF, the undersigned has duly executed this First Amendment to the Declaration of Trust of VMS Strategic Land Trust as of the 6th day of March, 1991.


                            VMS STRATEGIC LAND TRUST

                            By:  /s/ Leonard G. Levine
                                 ------------------------------
                                 Leonard G. Levine,
                                 President

                              CERTIFICATE

     The undersigned, being the duly elected, qualified and acting President of VMS Strategic Land Trust, a Massachusetts business trust ("VSLT"), and as President having authority to certify as true and correct resolutions of the board of trustees of VSLT (the "Trustees"), does hereby certify that at a January 15, 1991 meeting of the Trustees, the Trustees adopted the following resolutions approving an amendment to the declaration of trust of VSLT for the purpose of changing the name from VMS Strategic Land Trust to Banyan Strategic Land Trust:
           RESOLVED, that each of VST, VSLT, VMLP, VMLPII and VMLPIII amend their respective organizational documents for the purpose of changing their legal name by eliminating "VMS" and replacing it with "Banyan;" and

           FURTHER RESOLVED, that the officers of VST, VSLT, VMLP, VMLPII and VMLPIII and/or their authorized agents are hereby authorized and directed to take those actions and execute and deliver those documents in the name of and on behalf of their respective Fund as they shall, in their discretion, deem necessary to effectuate the resolution set forth above.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 1991.


                                 /s/ Leonard G. Levine
                                 ---------------------
                                 Leonard G. Levine
                                 President

                            SECOND AMENDMENT
            TO THE AMENDED AND RESTATED DECLARATION OF TRUST
                     OF BANYAN STRATEGIC LAND TRUST
                 (ORGANIZED AS VMS STRATEGIC LAND TRUST)

     The undersigned, desiring to amend the Declaration of Trust (the "Declaration of Trust") of Banyan Strategic Land Trust, under the applicable provisions of the laws of the Commonwealth of Massachusetts and Sections 1.1 and 9.3 of the Declaration of Trust, hereby makes and executes the following Certificate of Amendment.

     The Declaration of Trust, dated as of March 14, 1986, was filed in the office of the Secretary of State of the Commonwealth of Massachusetts on March 26, 1986.

     The Amended and Restated Declaration of Trust, dated as of August 8, 1986 was filed in the Office of the Secretary of State of the Commonwealth of Massachusetts on October 17, 1986.

     The First Amendment to the Amended and Restated Declaration of Trust was filed in the office of the Secretary of State of the Commonwealth of Massachusetts on March 8, 1991 for the purpose of changing the name of the trust from VMS Strategic Land Trust to Banyan Strategic Land Trust.

     This Second Amendment to the Amended and Restated Declaration of Trust is for the sole purpose of changing the name of the trust from Banyan Strategic Land Trust to Banyan Strategic Realty Trust.

     1. Section 1.1 of the Declaration of Trust is hereby amended in its entirety to read as follows:

     1.1 NAME. The trust created by this Declaration of Trust, herein referred to as the "Trust," shall be known by the name "BANYAN STRATEGIC REALTY TRUST" (the "Trust"). So far as may be practicable, legal and convenient, the affairs of the Trust shall be conducted and transacted under that name, which name shall not refer to the Trustees individually or personally or to the Shareholders of the Trust, or to any officers, employees or agents of the Trust or the Trustees.

     Under circumstances in which the Trustees determine that the use of the name "BANYAN STRATEGIC REALTY TRUST" is not practicable, legal and convenient, they may as appropriate use and adopt another name under which the Trust may hold property or operate in any jurisdiction. Legal title to all the properties subject from time to time to this Declaration of Trust shall be transferred to, vested in and held by the Trustees as joint tenants with right of survivorship as Trustees of this Trust, and not individually, except that the Trustees shall have the power to cause legal title to any property of this Trust to be held by and/or in the name of one or more of the Trustees, or any other person as nominee, on such terms, in such manner, and with such powers as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected.

     IN WITNESS WHEREOF, the undersigned has duly executed this Second Amendment to the Declaration of Trust of Banyan Strategic Land Trust (Organized as VMS Strategic Land Trust) as of the 1st day of May, 1993.


                                 BANYAN STRATEGIC LAND TRUST


                                 By:   /s/ Leonard G. Levine
                                       ----------------------------
                                       Leonard G. Levine, President

                               CERTIFICATE


     The undersigned, being the duly elected, qualified and acting President of Banyan Strategic Land Trust, a Massachusetts business trust (the "Trust" or "BSLT"), and as President having authority to certify as true and correct resolutions of the board of trustees of BSLT (the "Trustees"), does hereby certify that at an April 23, 1993 meeting of the Trustees, the Trustees adopted the following resolutions approving an amendment to the declaration of trust of BSLT for the purpose of changing the name from Banyan Strategic Land Trust to Banyan Strategic Realty Trust:

           RESOLVED, that the Trust amend the declaration of trust for the sole purpose of changing the name of the Trust to Banyan Strategic Realty Trust effective May 1, 1993; and

           FURTHER RESOLVED, that Leonard G. Levine and/or his designees be, and hereby are, authorized and directed to take those actions (including the delegation, by power of attorney or otherwise, to act on their behalf) and execute and deliver those documents in the name and on behalf of the Trust as they shall, in their sole discretion, deem necessary to effectuate the resolution set forth above.

           IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 1993.



                                 /s/ Leonard G. Levine
                                 ---------------------
                                 Leonard G. Levine
                                 President

                                 ANNEX B

                           OPINION OF ADVISOR


           [LETTERHEAD OF JOSEPHTHAL LYON & ROSS INCORPORATED]

                                       October 10, 1997


PRIVATE AND CONFIDENTIAL
------------------------

The Board of Trustees
Banyan Strategic Realty Trust
150 South Wacker Drive
Suite 2900
Chicago, IL  60606

Gentlemen:

     We understand that Banyan Strategic Realty Trust ("Banyan"), a Massachusetts business trust, and Morgens, Waterfall, Vintiadis & Company, Inc. ("Morgens Waterfall") a New York corporation, acting as agent on behalf of various investment advisory clients have entered into formal agreements relating to certain equity and convertible debt financing for Banyan. Those agreements are contained in (i) a Stock Purchase Agreement; dated October 10, 1997; and (ii) a Term Loan Agreement, dated October 10, 1997, and in the exhibits thereto (the "Transaction"). In sum, and subject to the specific terms as set forth in the above referenced documents, Morgens Waterfall, as agent and on behalf of certain funds and accounts will purchase (i) approximately 2,189,000 shares of beneficial interest of Banyan ("Shares") at $5.00 per share and (ii) $20 million of 12% unsecured debt, which subject to certain terms and conditions is convertible into preferred shares, at the rate of $5.15 per share, which are in turn convertible into Shares; all as detailed in the above referenced documents.

     You have requested our opinion as to the fairness from a financial point of view to the current holders of Shares of the consideration to be paid to Banyan pursuant to the Transaction. We express no opinion as to the use of proceeds from the Transaction. Also, we make no representations as to whether or not Morgens Waterfall will be able to raise the funds necessary to complete the Transaction.

     In conducting our analysis and arriving at the opinion expressed herein, we have reviewed such materials and considered such financial and other factors as we deemed relevant under the circumstances, including, among others, the following: (i) a Stock Purchase Agreement dated October 10, 1997, and a Term Loan Agreement dated October 10, 1997, by and among Banyan and Morgens Waterfall and the exhibits thereto; (ii) certain historical financial, operating and other data that are publicly available or were furnished to us by Banyan regarding Banyan including, but not limited to: (a) projections prepared by management of Banyan; (b) liquidation analyses prepared by management of Banyan; (c) Form 10-K for the period ended December 31, 1996 of Banyan; (d) Form 10-Q for the period ended June 30, 1997 of Banyan; and (e) internally generated operating reports of Banyan; (iii) publicly available financial, operating and stock market data for companies engaged in businesses we deemed comparable to Banyan;

(iv) publicly available financial, operating and stock market data for companies we deemed comparable to Banyan which had been involved in a merger or acquisition since January 1, 1996; and (v) such other factors as we deemed appropriate. We have met with senior officers of Banyan to discuss the prospects for Banyan's business and their estimates of such business' future financial performance, and such other matters as we believed relevant. Our opinion is solely and necessarily based on economic, financial and market conditions as they exist and can be evaluated as of the date hereof.

     In connection with our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information provided to us or which is publicly available, and have not attempted to verify independently any such information. We have relied solely on the information and estimates provided to us by Banyan's management and have neither made nor obtained any independent appraisals of any properties, other assets or facilities of Banyan. With respect to certain financial information, including financial analyses and projections, relating to the business and prospects of Banyan, provided to us by Banyan's management, we have assumed that the financial information has been reasonably prepared and that the financial projections represent Banyan management's best currently available estimates as to the future financial performance of Banyan without and subsequent to the Transaction.

     As you know, Josephthal Lyon & Ross Incorporated ("Josephthal") has been retained by Banyan to render this opinion and provide other financial advisory services, and will receive fees for such services. In addition, in the ordinary course of business, Josephthal may actively trade the Shares for its own account and for the accounts of its customers, and, accordingly, may at any time hold a long or short position in such securities.

     This opinion is solely for the use of the Board of Trustees of Banyan and is not to be publicly disclosed, used, excerpted, reproduced or disseminated, quoted or referred to at any time, in any manner or for any purpose, without the prior written consent of Josephthal other than the inclusion of this letter as an annex to the proxy statement to be delivered to the Securities and Exchange Commission and the stockholders of Banyan. This opinion does not constitute a recommendation to any stockholder of Banyan as to how any such stockholder should vote on any aspect of the Transaction, nor does this opinion address the relative merits of the Transaction or any other transactions or business strategies discussed by the Board of Trustees of Banyan as alternatives to the Transaction or the decision of the Board of Trustees of Banyan to proceed with the Transaction.

     Based upon and subject to the foregoing it is our opinion that, as of the date hereof, the consideration to be paid in the Transaction, is fair to the current holders of Shares from a financial point of view.

                      Very truly yours,


                      /s/ Josephthal Lyon & Ross Incorporated
                      ---------------------------------------
                      JOSEPHTHAL LYON & ROSS INCORPORATED

                                ANNEX C

             FORM OF AMENDMENT TO THE DECLARATION OF TRUST

                                  of

                     CERTIFICATE OF DESIGNATIONS,
                        PREFERENCES AND RIGHTS
                                  of
                 SERIES A CONVERTIBLE PREFERRED SHARES

                                  of

                    BANYAN STRATEGIC REALTY TRUST,
                    a Massachusetts business trust


     BANYAN STRATEGIC REALTY TRUST, a Massachusetts business trust (the "Trust"), hereby certifies that the following resolutions were adopted by the Board of Trustees of the Trust pursuant to the authority of the Board of Trustees.

     RESOLVED, that pursuant to the authority granted to the Board of Trustees in accordance with the provisions of the Trust's Second Amended and Restated Declaration of Trust, the Board of Trustees hereby authorizes a series of the Trust's previously authorized Preferred Shares, no par value per share, and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges and restrictions thereof as follows:

            1. DESIGNATION, RANK AND NUMBER OF SHARES. The preferred shares created and authorized hereby shall be designated as the "Series A Convertible Preferred Shares" ("Series A Convertible Preferred Shares"). The Series A Convertible Preferred Shares will rank, with respect to dividend rights and rights on liquidation, winding-up and dissolution, (i) senior to Junior Securities, as they exist on the date hereof or as such Junior Securities may be constituted from time to time; (ii) on a parity with Parity Securities, as such Parity Securities may be constituted from time to time; and (iii) junior to Senior Securities, as such Senior Securities may be constituted from time to time. The number of Series A Convertible Preferred Shares shall be 200,000. The Series A Convertible Preferred Shares shall be issuable solely in whole shares that shall entitle the holder thereof to exercise the voting rights, to participate in the distributions and to have the benefit of all other rights of holders of Series A Convertible Preferred Shares as set forth herein and in the Declaration of Trust and under applicable law. The Series A Convertible Preferred Shares shall, in addition to those provided by applicable law, have the rights, preferences, privileges and terms set forth in this Certificate of Designations.

           2   DEFINITIONS.  Capitalized terms used herein have the
meanings assigned to them herein. The following terms, which are not otherwise defined herein, when used herein have the meanings set forth below:

           "Board" means the Board of Trustees of the Trust.

           "Change in Control" means any of the following: (i) the sale, lease, conveyance or other disposition of all or substantially all of the Trust's assets as an entirety or substantially as an entirety to any person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) in one or a series of transactions, provided that a transaction where the holders of Shares immediately prior to such transaction own, directly or indirectly, 50% or more of the Shares of such person or group immediately after such transactions shall not be a Change in Control; (ii) the acquisition by the Trust and/or any of its subsidiaries of 50% or more of the aggregate voting power of the Shares in one transaction or a series of related transactions; (iii) the liquidation or dissolution of the Trust, provided that a liquidation or dissolution of the Trust which is part of a transaction or series of related transactions that does not constitute a Change in Control under the "provided" clause of clause (i) above shall not constitute a Change in Control under this clause (iii); or (iv) any transaction or series of transactions (as a result of a tender offer, merger, consolidation or otherwise) that results in, or that is in connection with, (a) any person, including a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) that includes such person, acquiring "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the aggregate voting power of the Shares of the Trust or "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), directly, of 50% or more of the Shares outstanding, or (b) less than 50% (measured by either the aggregate voting power or the right to participate in dividends, distributions or liquidation of all classes) of the Trust's Shares being registered under
Section 12(b) or 12(g) of the Exchange Act.

           "Change in Control Redemption Price" means 105% of the
Liquidation Preference.

           "Conversion Rate" has the meaning specified in Section 8(a).

           "Current Market Price" per share of beneficial interest (or other security, as applicable) on any date shall be deemed to be the average of the sale prices of a share of such beneficial interest (or other security, as applicable) for the fifteen consecutive trading days commencing twenty trading days before the earliest of the date in question and the date before the "ex date" with respect to the issuance or distribution requiring such computation. For the purposes of this definition, the term "ex date," when used with respect to any issuance or distribution, means the first date on which the share of beneficial interest (or other security, as applicable) trades regular way on the principal national securities exchange on which the share of beneficial interest is listed or admitted to trading (or if not so listed or admitted, on NASDAQ, or a similar organization if NASDAQ is no longer reporting trading information) without the right to receive such issuance or distribution.

           "Default Period" has the meaning specified in Section 3(b)(1).

           "Determination Date" means, with respect to any dividend or other distribution, the date fixed for the determination of the holders of shares of beneficial interest or other equity- securities of the Trust entitled to receive such dividend or distribution, or if a dividend or distribution is paid or made without fixing such a date, the date of such dividend or distribution.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           "Holder Redemption Date" has the meaning specified in Section
6(c).

           "Holder Redemption Price" has the meaning specified in Section
6(a).

           "Implied Price" means the Stated Value divided by the Conversion Rate.

           "Issue Date" has the meaning specified in Section 4(a).

           "Liquidation" means the date of the final distribution of the assets of the Trust upon any liquidation, dissolution or winding up of the Trust, whether voluntary or involuntary.

           "Liquidation  Preference"  has  the  meaning  specified  in
Section 7.

           "Junior Securities" means the Shares and the shares of any other class or series of beneficial interest or other equity securities of the Trust which (by the terms of the Declaration of Trust or of the instrument by which the Board acting pursuant to authority granted in the Declaration of Trust, shall fix the relative rights, preferences and limitations thereof) shall be subordinated to the Series A Convertible Preferred Shares in respect of the right to receive dividends and assets of the Trust in Liquidation.

           "Optional Conversion" has the meaning specified in Section
8(a).

           "Notice of Change in Control" shall state (i) that a Change in Control has occurred, and that the holder may exercise its right to optional redemption ("Change in Control Redemption Right"), (ii) the expiration of such Change in Control Redemption Right (iii) the Change in Control Redemption Price, and (iv) a description of the procedure which a holder must follow to exercise its Change in Control Redemption Right.

           "Parity Securities" means the shares of any class or series of beneficial interest or other equity securities of the Trust which (by the terms of the Declaration of Trust or of the instrument by which the Board, acting pursuant to authority granted in the Declaration of Trust, shall fix the relative rights, preferences and limitations thereof) shall, in the event that the amounts payable thereon in Liquidation are not paid in full, be entitled to share ratably with the Series A Convertible Preferred Shares in any distribution of assets other than by way of dividends in accordance with the sums which would be payable in such distribution of assets if all sums payable were discharged in full.

           "Redemption Date" has the meaning specified in Section 5(b).

           "Redemption Default Period" has the meaning specified in
Section 6(d)(1).

           "Redemption Price" means 100% of Liquidation Preference, as required pursuant to Section 5 herein.

           "Sale Price" has the meaning specified in Section 8(c)(4).

           "Senior Securities" means the shares of any class or series of beneficial interest or other equity securities of the Trust which (by the terms of the Declaration of Trust or of the instrument by which the Board acting pursuant to authority granted in the Declaration of Trust, shall fix the relative rights, preferences and limitations thereof) shall be senior to the Series A Convertible Preferred Shares in respect of the right to receive dividends and assets of the Trust in Liquidation.

           "Series A Convertible Preferred Shares" has the meaning specified in Section 1.

           "Stated Value" means the per share value of Series A
Convertible Preferred Shares, which shall be initially established at One Hundred Dollars ($100.00) per share.

           "Trust" means Banyan Strategic Realty Trust, a Massachusetts business trust.

           "Voting Parity Securities" has the meaning specified in Section 3(b)(1).

            3.   VOTING RIGHTS.

           (a) Voting Power. The holders of Series A Convertible Preferred Shares shall have the right to vote together with the holders of Shares as a single class in any and all matters with respect to which holders of Shares have voting or consent rights. Each Series A Convertible Preferred Share shall be entitled to cast such number of votes as are equal to the number of votes which could be cast by the number of Shares into which such Series A Convertible Preferred Share is then convertible; provided, however, that any fraction of a vote attributable to the aggregate number of votes entitled to be cast by a shareholder as a result of computing votes from the voting conversion calculation shall be disregarded for voting purposes. The Conversion Rate to be used in connection with the foregoing shall be the Conversion Rate in effect on the date fixed for the determination of holders of Shares entitled to vote on such matter. The holders of the Series A Convertible Preferred Shares and the holders of Shares shall vote as one class except as otherwise provided by law or this Declaration of Trust.

           (b)   Votes on Default.

                 (1) In the event that any accrued dividends (whether or not declared) on the Series A Convertible Preferred Shares shall not have been paid when required by Section 4, in addition to their other rights, holders of Series A Convertible Preferred Shares shall be entitled to vote their Series A Convertible Preferred Shares, together with the holders of any Parity Securities upon which like voting rights have been conferred and are exercisable (the "Voting Parity Securities"), in accordance with the procedures set forth below, (i) immediately to elect, as a class, two trustees to the Board of Trustees, and, (ii) if, on the first anniversary after the election (the "Initial Election") of such trustees, any accrued dividends (whether or not declared) on the Series A Convertible Preferred Shares shall not have been paid, to elect one additional trustee, and (iii) if, on each succeeding anniversary of the Initial Election any accrued dividends (whether or not declared) on the Series A Preferred Shares shall not have been paid, to elect one additional trustee. So long as any Series A Convertible Preferred Shares shall be outstanding, the holders of Series A Convertible Preferred Shares shall retain the right to vote and elect, with the holders of such Voting Parity Securities, as a class, the trustees permitted by the preceding sentence until all accrued but unpaid dividends on the Series A Convertible Preferred Shares are paid in full or declared and set aside for payment. The period during which holders of Series A Convertible Preferred Shares retain such right is referred to as a "Default Period."

                 (2)  So long as any Series A Convertible Preferred
Shares shall be outstanding, during any Default Period, the voting right described in subsection (1) above may be exercised initially at a special meeting called pursuant to subsection (3) below or at any annual meeting of shareholders. The absence of a quorum of holders of Shares (or any class thereof) shall not affect the exercise of such voting rights by the holders of Series A Convertible Preferred Shares and Voting Parity Securities. Holders of Series A Convertible Preferred Shares and Voting Parity Securities shall be entitled, as among the class of holders of Series A Convertible Preferred Shares and Voting Parity Securities, to one vote for each $100 of Liquidation Preference represented by the shares so held.

                 (3)  Unless the holders of Series A Convertible
Preferred Shares and Voting Parity Securities, if any are then outstanding, have, during an existing Default Period, previously exercised their right to elect trustees, the Board may, and upon the request of the holders of record of not less than 10% of the aggregate Liquidation Preference of Series A Convertible Preferred Shares, the Board shall, order the calling of a special meeting of holders of Series A Convertible Preferred Shares and Voting Parity Securities, if any are then outstanding, which meeting shall thereupon be called by the President, a Vice President or the Secretary of the Trust. Notice of such meeting and of any annual meeting at which holders of Series A Convertible Preferred Shares and Voting Parity Securities are entitled to vote pursuant to this subsection (3) shall be given to each holder of record of Series A Convertible Preferred Shares by mailing a copy of such notice to such holder at such holder's last address as it appears on the books of the Trust. Such meeting shall be called for a date not later than 90 days after such order or request, or, in default of the calling of such meeting within 90 days after such order or request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than 10% of the aggregate Liquidation Preference of the Series A Convertible Preferred Shares. Notwithstanding the provisions of this subsection (3), the Trust shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing annual meeting of shareholders of the Trust, at which meeting such trusteeships -shall be filled by vote of the holders of Series A Convertible Preferred Shares and Voting Parity Securities.

                 (4) During any Default Period, the holders of Shares, and other classes of beneficial interest or other equity securities of the Trust, if applicable, shall continue to be entitled to elect all of the trustees unless and until the holders of Series A Convertible Preferred Shares and Voting Parity Securities shall have exercised their right to elect trustees voting as a class. After the exercise of this right (i) the trustees so elected by the holders of Series A Convertible Preferred Shares and Voting Parity Securities shall continue in office until the earlier of
(A) such time as their successors shall have been elected by such holders and (B) the expiration of the Default Period, and (ii) any vacancy in the Board with respect to a trusteeship to be elected pursuant to this Section by the holders of Series A Convertible Preferred Shares and Voting Parity Securities may be filled by vote of the remaining trustee(s) previously elected by such holders. References in this subsection (b) to trustees elected by the holders of a particular class of beneficial interest or other equity security shall include trustees elected by such trustees to fill vacancies as provided in clause (ii) of the foregoing sentence.

                 (5)  Immediately upon the expiration of a Default
Period, (i) the right of the holders of Series A Convertible Preferred Shares to elect trustees pursuant to this Section 3(b) shall cease, (ii) the term of any trustees elected by the holders of Series A Convertible Preferred Shares and Voting Parity Securities pursuant to this Section shall terminate, and (iii) the number of trustees shall be such number as may be provided for in the Declaration of Trust or bylaws irrespective of any increase made pursuant to subsection (1) of this Section 3(b) (such number being subject, however, to subsequent change in any manner provided by law or in the Declaration of Trust or bylaws).

           (c) ISSUANCE OF PARITY AND SENIOR SECURITIES. So long as any Series A Convertible Preferred Shares are outstanding, the vote or consent of the holders of 66-2/3% of the outstanding Series A Convertible Preferred Shares, voting together as a single class, shall be necessary to authorize or issue any additional class or series of Parity Securities or Senior Securities, or any security convertible into Parity Securities or Senior Securities, or to issue (except in replacement or exchange of outstanding shares) any share of Series A Convertible Preferred Shares other than upon conversion of the notes issued pursuant to the Convertible Term Loan Agreement dated as of October 10, 1997 between the Trust and the Lenders named therein.

           (d) AMENDMENTS TO DECLARATION OF TRUST. So long as any Series A Convertible Preferred Shares are outstanding, in addition to any vote or consent that may be otherwise required by law or this Declaration of Trust, the vote or consent of the holders of a majority of the Series A Convertible Preferred Shares outstanding shall be required to amend, alter or repeal any provision of this Declaration of Trust so as to affect adversely the rights, preferences, powers or privileges of the Series A Convertible Preferred Shares.

            4.   DIVIDENDS.    (a)     The holders of Series A Convertible
Preferred Shares shall be entitled to receive, when, as and if declared by the Board, out of funds legally available therefor, cash dividends, accruing from the date of issuance, at the annual rate of 10% per annum on the Stated Value of the Series A Convertible Preferred Shares, and no more, payable, when, as and if declared by the Board, quarterly on March 31, June 30, September 30 and December 31 of each year (each quarterly period ending on any such date being hereinafter referred to as a "dividend period"), at such annual rate. Each dividend will be payable to holders of record as they appear on the stock books of the Trust on such record dates, not exceeding 45 days preceding the payment dates thereof, as shall be fixed by the Board of the Trust. The date of initial issuance of a share of Series A Convertible Preferred Shares is hereinafter referred to as the "Issue Date" of such share. Dividends payable on the Series A Convertible Preferred Shares (i) for any period other than a full dividend period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and (ii) for each full dividend period, shall be computed by dividing the annual dividend rate by four.

           (b) Dividends on Series A Convertible Preferred Shares shall be cumulative from the Issue Date whether or not there shall be funds legally available for the payment thereof. If there shall be outstanding shares -of any other series of Preferred Shares ranking on a parity with the Series A Convertible Preferred Shares as to dividends, no full dividends shall be declared or paid or set apart for payment on any such other series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Convertible Preferred Shares for all dividend periods terminating on or prior to the date of payment of such dividends. If dividends on the Series A Convertible Preferred Shares and on any other series of Preferred Shares ranking on a parity as to dividends with the Series A Convertible Preferred Shares are in arrears, in making any dividend payment on account of such arrears, the Trust shall make payments ratably upon all outstanding shares of the Series A Convertible Preferred Shares and shares of such other series of Preferred Shares in proportion to the respective amounts of dividends in arrears on-the Series A Convertible Preferred Shares and on such other series of Preferred Shares to the date of such dividend payment.

During a Default Period, the holders of the Series A Convertible Preferred Shares shall be entitled to receive dividends at an annual rate of 11% per annum. No further interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

           (c)   Unless full cumulative dividends on all outstanding
Series A Convertible Preferred Shares shall have been paid or declared and set aside for payment for all past dividend periods and the Trust is not in default or in arrears in respect to the optional redemption of any Series A Convertible

Preferred Shares, no dividend shall be declared upon the Junior Securities, nor shall the Trust make any payment on account of, or set apart money for, the purchase, redemption or other retirement of, or for a sinking or other analogous fund for any shares of Junior Securities or make any distribution in respect thereof, whether in cash or property or in obligations or shares of beneficial interest or other equity security of the Trust, other than distributions of Junior Securities which is neither convertible into, nor exchangeable or exercisable for, any securities of the Trust other than Junior Securities.

            5.   REDEMPTION AT THE OPTION OF THE TRUST.

           (a) At any time, or from time to time, from and after three years after their Issue Date, the Series A Convertible Preferred Shares issued on such Issue Date shall be redeemable, in whole or in part, at the option of the Trust, upon the giving of notice as provided in Section 5(b) hereof, at the Redemption Price plus accrued and unpaid dividends to and including the Redemption Date, without interest.

           (b) At least 30 days, but not more than 60 days, prior to the date fixed for the redemption of Series A Convertible Preferred Shares pursuant to Section 5(a) hereof (the "Redemption Date"), written notice of such redemption shall be mailed to each holder of record of Series A Convertible Preferred Shares to be redeemed in a postage prepaid envelope sent by first class mail and addressed to such holders at their last addresses as they shall appear on the stock register of the Trust.

           Each such notice shall state:

                 (i)  the Redemption Date;

                 (ii) the number of Series A Convertible Preferred Shares to be redeemed and, if less than all of the Series A Convertible Preferred Shares held by such holder are to be redeemed from such holder, the number of Series A Convertible Preferred Shares to be redeemed from such holder and the method used to calculate such number;

                 (iii)the Redemption Price and the amount of any accrued but unpaid dividends to and including the Redemption Date; and

                 (iv) the place or places where certificates for such Series A Convertible Preferred Shares are to be surrendered for payment of the Redemption Price.

           On or after the Redemption Date, each holder of Series A Convertible Preferred Shares to be redeemed shall present and surrender its certificate or certificates for such Series A Convertible Preferred Shares to the Trust at the place designated in such notice, and thereupon, the Redemption Price (together with any accrued by unpaid dividends to and including the Redemption Date) for such Series A Convertible Preferred Shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled. In the event that fewer than all of the Series A Convertible Preferred Shares represented by such certificate shall be redeemed, a new certificate shall be issued to the person whose name appears on such certificate representing the unredeemed Series A Convertible Preferred Shares. The issuance of such new certificates shall be made without charge to the holder for any tax or withholding imposed in respect of the issuance thereof, other than any tax which may be payable with respect to any transfer involved in the issue and delivery of any certificate in a name other than that of the holder of the Series A Convertible Preferred Shares being redeemed.

           (c) If following the making of the Redemption Notice contemplated by Section 5(b), but on or before any Redemption Date, the Trust deposits with any bank or trust company in New York, as a trust fund,
(1) a sum (including accrued and unpaid dividends) sufficient to redeem, on the Redemption Date, the Series A Convertible Preferred Shares called for redemption and (2) irrevocable instructions and authority to the bank or trust company to give notice of redemption thereof (or to complete the giving of the notice if already commenced) and to pay, on and after the Redemption Date or prior thereto, the Redemption Price of the Series A Convertible Preferred Shares to their respective holders upon the surrender of their share certificates, then from and after the Redemption Date, the shares so called shall be redeemed on, and dividends on those shares shall cease to accrue after, the Redemption Date, the deposit shall constitute full payment of the shares to their holders and from and after the Redemption Date the shares shall no longer be outstanding and the holders shall cease to be shareholders with respect to those shares and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the Redemption Price of the shares without interest (upon the surrender of their certificates). Notwithstanding anything in this Section 5(c) to the contrary, any rights of conversion which may be provided under this Section 2 for those shares shall continue until the Redemption Date. Any moneys so deposited on account of the Redemption Price of Series A Convertible Preferred Shares that are converted after the making of that deposit shall be repaid to the Trust forthwith upon the conversion of such Series A Convertible Preferred Shares. Any interest accrued on any funds so deposited shall be property of, and paid to, the Trust. If the holders of Series A Convertible Preferred Shares so called for redemption shall not, at the end of two years from the Redemption Date, have claimed any funds so deposited, the bank or trust company shall pay over to the Trust the unclaimed funds, and the bank or trust company shall thereafter be relieved of all responsibility to those holders and those holders shall look only to the Trust for payment of the Redemption Price.

           (d) If fewer than all of the Series A Convertible Preferred Shares are to be redeemed, the Board of Trustees of the Trust shall allocate the aggregate number of shares to be redeemed pro rata (or as nearly pro rata as practicable) or by lot.

            6.   REDEMPTION AT THE OPTION OF THE HOLDER.

           (a) At any time, or from time to time, three years after the Issue Date of Series A Convertible Preferred Shares, the Series A Convertible Preferred Shares issued on such Issue Date shall be redeemable, in whole or in part, at the option of the Holder, upon the giving of notice as provided in Section 6(c) hereof, at a per share price equal to 100% of the Stated Value (the "Holder Redemption Price") plus accrued and unpaid dividends to and including the Holder Redemption Date, without interest.

           (b) If there occurs a Change in Control with respect to the Trust, then each share of Series A Convertible Preferred Shares may be redeemed, at the option of the holder thereof at any time from the date of such Change in Control until the expiration of 90 days after the date of the Notice of Change in Control has been received by such holder of Series A Convertible Preferred Shares, at the Change in Control Redemption Price.

           (c) At least 5 days prior to the date of the Holder's exercise of its option to have Series A Convertible Preferred Shares redeemed pursuant to Section 6(a) hereof (the "Holder Redemption Date"), written notice of such exercise of its option, stating the number of shares to be redeemed and the Holder Redemption Date, shall be mailed to the Trust (the "Holder Redemption Notice").

           On or after the Holder Redemption Date, each holder of Series A Convertible Preferred Shares to be redeemed shall present and surrender its certificate or certificates for such Series A Convertible Preferred Shares to the Trust at a place designated by the Trust, and thereupon, the Holder Redemption Price (together with any accrued by unpaid dividends to and including the Holder Redemption Date) for such Series A Convertible Preferred Shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled. In the event that fewer than all of the Series A Convertible Preferred Shares represented by such certificate shall be redeemed, a new certificate shall be issued to the person whose name appears on such certificate representing the unredeemed Series A Convertible Preferred Shares. The issuance of such new certificates shall be made without charge to the holder for any tax or withholding imposed in respect of the issuance thereof; provided that the Trust shall not be required to pay any tax which may be payable with respect to any transfer involved in the issue and delivery of any certificate in a name other than that of the holder of the Series A Convertible Preferred Shares being redeemed.

           (d) If following the making of the Holder Redemption Notice contemplated by Section 6(c), but on or before any Holder Redemption Date, the Trust deposits with any bank or trust company in New York, as a trust fund, (1) a sum (including accrued and unpaid dividends) sufficient to redeem, on the Holder Redemption Date, the Series A Convertible Preferred Shares selected for redemption and (2) irrevocable instructions and authority to the bank or trust company to pay, on and after the Holder Redemption Date or prior thereto, the Holder Redemption Price of the Series A Convertible Preferred Shares to their respective holders upon the surrender of their share certificates, then within 90 days after the Holder Redemption Date, the shares so identified in the Holder Redemption Notice as shares to be redeemed shall be redeemed on the date the respective share certificates for such shares have been surrendered, or upon receipt of sufficient evidence as to lost, mutilated or destroyed share certificates, and dividends on those shares shall cease to accrue after, the Holder Redemption Date. Any shares identified in the Holder Redemption Notice to be redeemed, whose respective share certificates, or requisite evidence of loss, mutilation or destruction, have not been surrendered within 90 days of the Holder Redemption Date, shall not be redeemed, and the Holder Redemption Notice relating to such unredeemed shares shall be deemed cancelled, and such shares shall remain, and be deemed to have been, outstanding. The deposit shall constitute full payment of the shares to their holders and from and after the

Holder Redemption Date the shares shall no longer be outstanding and the holders shall cease to be shareholders with respect to those shares and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the Holder Redemption Price of the shares without interest (upon the surrender of their certificates). Notwithstanding anything in this Section 6(d) to the contrary, any rights of conversion which may be provided in this Section 2 for those shares shall continue until the Holder Redemption Date. Any moneys so deposited on account of the Holder Redemption Price of Series A Convertible Preferred Shares that are converted after the making of that deposit shall be repaid to the Trust forthwith upon the conversion of such Series A Convertible Preferred Shares. Any interest accrued on any funds so deposited shall be property of, and paid to, the Trust. If the holders of Series A Convertible Preferred Shares so selected for redemption shall not, at the end of two years from the Holder Redemption Date, have claimed any funds so deposited, the bank or trust company shall pay over to the Trust the unclaimed funds, and the bank or trust company shall thereafter be relieved of all responsibility to those holders and those holders shall look only to the Trust for payment of the Holder Redemption Price.

           (e)   Votes on Redemption Default.

                 (1) In the event that the Trust fails to redeem any share of Series A Convertible Preferred Shares selected for redemption by the holder thereof pursuant to Section 6(a) or 6(b) above in the manner set forth in 6(c) and 6(d) above (the "Selected Shares"), then holders of Series A Convertible Preferred Shares shall be entitled to vote their Series A Convertible Preferred Shares, together with the holders of any Voting Parity Securities, in accordance with the procedures set forth below, (i) immediately to elect, as a class, two trustees to the Board of Trustees, and, (ii) if, on the first anniversary after the election (the "Redemption Initial Election") of such trustees, any Selected Shares have yet to be redeemed, to elect as a class the one additional trustee, and
(iii) if on each succeeding anniversary of the Redemption Initial Election, any Selected Shares have yet to be redeemed, to elect one additional trustee. So long as any Selected Shares are outstanding, the holders of Series A Convertible Preferred Shares shall retain the right to vote and elect, with the holders of such Voting Parity Securities, as a class, the trustees permitted by the preceding sentence, until all Selected Shares have been redeemed by the Trust. The period during which holders of Series A Convertible Preferred Shares retain such right is referred to as a "Redemption Default Period."

                 (2) So long as any Selected Shares are outstanding, during any Redemption Default Period, the voting right described in subsection (1) above may be exercised initially at a special meeting called pursuant to subsection (3) below or at any annual meeting of shareholders. The absence of a quorum of holders of Shares (or any class thereof) shall not affect the exercise of such voting rights by the holders of Series A Convertible Preferred Shares and Voting Parity Securities. Holders of Series A Convertible Preferred Shares and Voting Parity Securities shall be entitled, as among the class of holders of Series A Convertible Preferred Shares and Voting Parity Securities, to one vote for each $100 of Liquidation Preference represented by the shares so held.

                 (3)  Unless the holders of Series A Convertible
Preferred Shares and Voting Parity Securities, if any are then outstanding, have, during an existing Redemption Default Period, previously exercised their right to elect trustees, the Board may, and upon the request of the holders of record of not less than 10% of the aggregate liquidation preference of Series A Convertible Preferred Shares and Voting Parity Securities, the Board shall, order the calling of a special meeting of holders of Series A Convertible Preferred Shares and Voting Parity Securities, if any Series A Convertible Preferred Shares are then outstanding, which meeting shall thereupon be called by the President, a Vice President or the Secretary of the Trust. Notice of such meeting and of any annual meeting at which holders of Series A Convertible Preferred Shares and Voting Parity Securities are entitled to vote pursuant to this subsection (3) shall be given to each holder of record of Series A Convertible Preferred Shares by mailing a copy of such notice to such holder at such holder's last address as it appears on the books of the Trust. Such meeting shall be called for a date not later than 90 days after such order or request, or, in default of the calling of such meeting within 90 days after such order or request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than 10% of the aggregate liquidation preference of the Series A Convertible Preferred Shares and Voting Parity Securities. Notwithstanding the provisions of this subsection (3), the Trust shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing annual meeting of shareholders of the Trust, at which meeting such trusteeships shall be filled by vote of the holders of Series A Convertible Preferred Shares and Voting Parity Securities.

                 (4) During any Redemption Default Period, the holders of Shares, and other classes of beneficial interest or other equity securities of the Trust, if applicable, shall continue to be entitled to elect all of the trustees unless and until the holders of Series A Convertible Preferred Shares and Voting Parity Securities shall have exercised their right to elect trustees voting as a class. After the exercise of this right (i) the trustees so elected by the holders of Series A Convertible Preferred Shares and Voting Parity Securities shall continue in office until the earlier of (A) such time as their successors shall have been elected by such holders and (B) the expiration of the Redemption Default Period, and (ii) any vacancy in the Board with respect to a trusteeship to be elected pursuant to this Section by the holders of Series A Convertible Preferred Shares and Voting Parity Securities may be filled by vote of the remaining trustee(s) previously elected by such holders. References in this subsection (c) to trustees elected by the holders of a particular class of shares of beneficial interest or other equity securities shall include trustees elected by such trustees to fill vacancies as provided in clause (ii) of the foregoing sentence.

                 (5) Immediately upon the expiration of a Redemption Default Period, (i) the right of the holders of Series A Convertible Preferred Shares to elect trustees pursuant to this Section shall cease,
(ii) the term
of any trustees elected by the holders of Series A Convertible Preferred Shares and Voting Parity Securities pursuant to this Section shall terminate, and (iii) the number of trustees shall be such number as may be provided for in the Declaration of Trust or bylaws irrespective of any increase made pursuant to subsection (1) of this Section 6(e) (such number being subject, however, to subsequent change in any manner provided by law or in the Declaration of Trust or bylaws).

                  7.  PRIORITY OF SERIES A CONVERTIBLE PREFERRED SHARES
IN EVENT OF LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any Liquidation, after payment or provision for payment of the debts and other liabilities of the Trust, and after payment or provision for payment to holders of Senior Securities (provided that the issuance of such Senior Securities was duly approved by the holders of Series A Convertible Preferred Shares in accordance with the provision of Section 3(c) herein), the holders of Series A Convertible Preferred Shares shall be entitled to receive, out of the remaining net assets of the Trust, the amount of One Hundred dollars ($100.00) plus accrued and unpaid dividends (the "Liquidation Preference") in cash for each share of Series A Convertible Preferred Shares, before any payment shall be made or any assets distributed to the holders of the Shares or any other Junior Securities upon such Liquidation. If upon any Liquidation the amounts payable with respect to the Liquidation Preference of Series A Convertible Preferred Shares and any Parity Securities are not paid in full, the holders of Series A Convertible Preferred Shares and of the Parity Securities will share pro rata in the amounts payable and other property distributable with respect to such Liquidation so that the per share amounts to which holders of Series A Convertible Preferred Shares and the Parity Securities are entitled will in all cases bear to each other the same ratio that the Liquidation Preferences of the Series A Convertible Preferred Shares and the liquidation preference of the Parity Securities bear to each other. Except as otherwise provided in this Section 7, holders of Series A Convertible Preferred Shares shall not be entitled to any distribution in the event of Liquidation. Neither a consolidation, merger or other business combination of the Trust with or into another corporation or other entity, nor a sale or transfer of all or part of the Trust's assets for cash, securities or other property shall constitute a Liquidation for purposes of this Section 7. With regard to rights to receive distributions upon Liquidation, the Series A Convertible Preferred Shares shall rank prior to any other equity securities of the Trust, including the Shares of the Trust except with respect to Senior Securities and Parity Securities.

            8.   CONVERSION.

           (a) OPTIONAL CONVERSION. Each share of Series A Convertible Preferred Shares is convertible, at any time or from time to time prior to the close of business on the Redemption Date, in whole or in part, at the option of the holders thereof ("Optional Conversion"), into duly and validly issued, fully paid and nonassessable Shares at a rate of 19.4174 Shares for each share of Series A Convertible Preferred Shares, subject to adjustment as set forth below (such rate, as adjusted from time to time, being the "Conversion Rate"). If sufficient funds for redemption have been deposited as contemplated by subsections 5(a) or 6(a), the right of conversion of any Series A Convertible Preferred Shares called for redemption will terminate at the close of business on the Redemption Date or Holder Redemption Date, as applicable, with respect to such Series A Convertible Preferred Shares.

           Optional Conversion of Series A Convertible Preferred Shares may be effected by delivering the certificates evidencing such Series A Convertible Preferred Shares, together with written notice of conversion and proper assignment of such certificates to the Trust or in blank, to the office maintained by the Trust for that purpose. Each Optional Conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the foregoing requirements shall have been satisfied and the person or persons entitled to receive the Shares deliverable upon conversion of the Series A Convertible Preferred Shares shall be treated for all purposes as the record holder or holders of such Shares at such time on such date. The Optional Conversion shall be at the Conversion Rate in effect at such time on such date.

           (b) ISSUANCE OF SHARE CERTIFICATES. Upon any conversion described in Section 8(a) above, the Trust shall, as soon as practicable after the surrender for conversion of certificates evidencing Series A Convertible Preferred Shares and compliance with any other required conditions, deliver to the person for whom such Series A Convertible Preferred Shares are so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full Shares to which such person shall be entitled, together with a cash payment in respect of any fraction of a Share as hereinafter provided.

           (c) ADJUSTMENT. From and after October 10, 1997, the Conversion Rate is subject to adjustment from time to time as provided below in this Section 8(c).

                 (1) If the Trust shall fix a Determination Date with respect to the payment of, or the making of, a dividend or other distribution with respect to its Shares in Shares (including by way of reclassification of any of its Shares), the Conversion Rate in effect at the opening of business on the day following the Determination Date shall be increased by multiplying the Conversion Rate in effect at the closing of business on the Determination Date by a fraction, the numerator of which shall be the sum of the number of Shares outstanding at the close of business on the Determination Date, excluding the effect of such dividend or distribution, plus the total number of Shares constituting such dividend or other distribution, and the denominator of which shall be the number of Shares outstanding at the close of business on the Determination Date, excluding the effect of such dividend or distribution, such increase to become effective at the opening of business on the day following the Determination Date. For the purposes of this clause (1), the number of Shares at any time outstanding shall not include -shares held in the treasury of the Trust and the number of shares constituting such dividend ()r other distribution shall include, if applicable, shares represented by cash issued in lieu of fractional Shares.

                 (2) If outstanding Shares shall be subdivided or split into a greater number of Shares, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding Shares shall be combined into a lesser number of Shares, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective at the opening of business on the day following the day upon which such subdivision or split or combination becomes effective.

                 (3) If the Trust shall distribute to holders of Shares evidences of indebtedness, equity securities other than Shares (including, without limitation, equity interests in the Trust's subsidiaries) or other assets (other than regular cash dividends), or shall distribute to holders of Shares rights, options or warrants to subscribe to securities, then in each such case the Conversion Rate shall be adjusted so that it shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the Current Market Price per Share on the record date mentioned below, and of which the denominator shall be such Current Market Price less the then fair market value of the evidences of indebtedness, equity securities and assets so distributed, or of such subscription rights, warrants or options, applicable to one Share. For the purposes of this subsection (3), in the event of a distribution of shares of capital stock or other securities of any subsidiary of the Trust as a dividend on Shares, the "then fair market value" of the shares or other securities so distributed shall be the greater of (X) the value of such shares or other securities on the record date mentioned below as determined by an independent appraiser of national repute appointed in good faith, by the Board of Trustees, and (y) the Current Market Price of the shares or other securities so distributed as of a date 20 days following the distribution date thereof Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

                 (4) If the Trust shall sell, transfer, or otherwise convey Shares at a gross price per share (the "Sale Price") less than the Implied Price (or, if previously adjusted pursuant to this subsection (4), at a price per share less than the lowest of all the preceding Sale Prices) per Share, then in such case the Conversion Rate shall be adjusted so, that it shall equal the rate determined by dividing the Stated Value per Series A Convertible Preferred Share in effect immediately prior to the date of such conveyance by the Sale Price. Notwithstanding the foregoing, the Trust shall not, issue, sell, transfer, or otherwise convey Shares at less than their fair market value as determined in the reasonable good faith judgment of the Board of Trustees (which fair market value, under all the circumstances relevant, might not be equivalent to the Current Market Price).

                 (5) All adjustments to the Conversion Rate will be calculated to the nearest 1/100th of a Share. No adjustment in the Conversion Rate will be required unless such adjustment would require an increase or decrease of at least one percent in the Conversion Rate; PROVIDED, however, that any adjustments which by reason of this Section 8(c)(5) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All adjustments to the Conversion Rate shall be made successively.

           (d)   ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION OR MERGER.
If there shall occur any capital reorganization or any reclassification of the beneficial interest or other equity securities of the Trust, consolidation, merger or other business combination of the Trust with or into another corporation or other entity, or the conveyance of all or substantially all of the assets of the Trust to another corporation or other entity, each share of Series A Convertible Preferred Shares shall thereafter be convertible into the number of shares or other securities or property to which a holder of the number of Shares deliverable upon conversion of each share of Series A Convertible Preferred Shares would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance. In any such case, appropriate adjustment (as determined by the Board) shall be made in the application of the provisions hereof with respect to the rights of the holders of Series A Convertible Preferred Shares such that the provisions hereof (including, without limitation, provisions with respect to changes in and other adjustments of the Conversion Rate) shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares or other property thereafter deliverable upon the conversion of the Series A Convertible Preferred Shares.

           (e) COMPUTATION AND NOTIFICATION OF ADJUSTMENT. Whenever the Conversion Rate is (or in the case of clause (3) below, will be) adjusted as provided in Section 8, the Trust shall:

                 (1) forthwith compute the adjusted Conversion Rate in accordance with this Section 8 and prepare a certificate signed and verified by the Chairman of the Board, the President or a Vice President of the Trust and by the Chief Financial Officer, the Treasurer or an Assistant Treasurer of the Trust setting forth the adjusted Conversion Rate, the method of calculation thereof in reasonable detail and the facts requiring such adjustment and upon which such adjustment is based, and shall maintain such certificate at its principal executive office; and

                 (2) mail a notice stating that the Conversion Rate has been adjusted, the facts requiring such adjustment and upon which such adjustment is based and setting forth the adjusted Conversion Rate, to the holders of record of the outstanding Series A Convertible Preferred Shares at their last addresses as they shall appear on the stock register of the Trust, as soon as practicable after such adjustment has been made.

                 (3) at least twenty (20) days prior to the record date therefor, mail a notice to each holder of Series A Convertible Preferred Shares stating, if applicable, (a) the date as of which the holders of record of Shares to be entitled to a dividend, distribution, split, right, option or-warrant are to be determined and a reasonably detailed description of such dividend, distribution, split, right, option or warrant, or (b) the date on which a reorganization, reclassification, consolidation, merger, sale, lease, transfer, liquidation, dissolution or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Shares shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, sale, lease, transfer, liquidation, dissolution or winding-up.

            9. NO FRACTIONAL SHARES. No fractional Shares shall be issued upon the conversion of any Series A Convertible Preferred Shares. Upon any such conversion, in lieu of any fractional Share otherwise issuable in respect of the aggregate number of Series A Convertible Preferred Shares of any holder that are converted, such holders shall be entitled to receive an amount in cash (computed to the nearest cent, with one-half cent rounded upward) equal to the same fraction of the current value of one Share, such value to be conclusively determined by the Board in its sole and absolute discretion. If more than one share of Series A Convertible Preferred Shares shall be surrendered for conversion at one time by or for the same holder, the number of full Shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series A Convertible Preferred Shares so surrendered.

            10. RESERVATION OF SHARES. The Trust shall at all times reserve and keep available out of its authorized and unissued Shares, solely for issuance upon the conversion of Series A Convertible Preferred Shares as herein provided, free from any preemptive rights, such number of Shares as shall from time to time be sufficient to permit the conversion of all the Series A Convertible Preferred Shares then outstanding.

            11. STATUS OF REDEEMED OR CONVERTED SERIES A CONVERTIBLE PREFERRED SHARES. So long as Series A Convertible Preferred Shares redeemed by the Trust or converted into Shares will be restored to the status of authorized but unissued Preferred Shares and may not thereafter be issued as Series A Convertible Preferred Shares. Upon the redemption or conversion of Series A Convertible Preferred Shares such that no Series A Convertible Preferred Shares remain outstanding, all unissued Series A Convertible Preferred Shares will be restored to the status of authorized but unissued Preferred Shares without designation as to series and may not thereafter be issued as Series A Convertible Preferred Shares.

     IN WITNESS WHEREOF, the Trust has executed this Certificate of
Designations as of the             day of           , 1998.


                                 BANYAN STRATEGIC REALTY TRUST


                                 By:
                                 Name:
                                 Title: